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                                                                   Exhibit 10.03

                              CARDINAL HEALTH, INC.

                           FIVE-YEAR CREDIT AGREEMENT

                           DATED AS OF MARCH 27, 2003

                     THE SUBSIDIARY BORROWERS PARTY HERETO,

                            THE LENDERS PARTY HERETO

                                       AND

                      BANK ONE, NA, AS ADMINISTRATIVE AGENT

                   BANK OF AMERICA N.A., AS SYNDICATION AGENT

            WACHOVIA BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT

                    BARCLAYS BANK PLC, AS DOCUMENTATION AGENT

               CREDIT SUISSE FIRST BOSTON, AS DOCUMENTATION AGENT

             DEUTSCHE BANK SECURITIES, INC., AS DOCUMENTATION AGENT

        BANC ONE CAPITAL MARKETS, INC., AS LEAD ARRANGER AND BOOK MANAGER

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                                TABLE OF CONTENTS

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Article I. DEFINITIONS................................................................................   1

Article II. THE CREDITS...............................................................................  17

         2.1      Commitments of the Lenders and Swing Line Facility..................................  17

         2.2      Determination of Dollar Amounts; Termination........................................  21

         2.3      Ratable Loans.......................................................................  21

         2.4      Types of Advances...................................................................  21

         2.5      Facility Fee; Reductions in Aggregate Commitment; Utilization Fee...................  21

         2.6      Minimum Amount of Each Advance......................................................  22

         2.7      Prepayments.........................................................................  22

         2.8      Method of Selecting Types and Interest Periods for New Advances.....................  23

         2.9      Conversion and Continuation of Outstanding Advances.................................  23

         2.10     Method of Borrowing.................................................................  24

         2.11     Changes in Interest Rate, etc.......................................................  25

         2.12     Rates Applicable After Default......................................................  25

         2.13     Method of Payment...................................................................  25

         2.14     Noteless Agreement; Evidence of Indebtedness........................................  26

         2.15     Telephonic Notices..................................................................  27

         2.16     Interest Payment Dates; Interest and Fee Basis......................................  27

         2.17     Notification of Advances, Interest Rates, Prepayments and Commitment Reductions.....  27

         2.18     Lending Installations...............................................................  28

         2.19     Non-Receipt of Funds by the Administrative Agent....................................  28

         2.20     Facility LCs........................................................................  29

         2.21     Market Disruption...................................................................  33

         2.22     Judgment Currency...................................................................  33

         2.23     Payment Provisions Relating to the Euro.............................................  33

         2.24     Redenomination and Alternative Currencies...........................................  34
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         2.25     Replacement of Lender...............................................................  34

         2.26     Application of Payments with Respect to Defaulting Lenders..........................  35

Article III. YIELD PROTECTION; TAXES..................................................................  35

         3.1      Yield Protection....................................................................  35

         3.2      Changes in Capital Adequacy Regulations.............................................  36

         3.3      Availability of Types of Advances...................................................  37

         3.4      Funding Indemnification.............................................................  37

         3.5      Taxes...............................................................................  37

         3.6      Lender Statements; Survival of Indemnity............................................  39

Article IV. CONDITIONS PRECEDENT......................................................................  39

         4.1      Initial Credit Extension............................................................  39

         4.2      Each Credit Extension...............................................................  41

Article V. REPRESENTATIONS AND WARRANTIES.............................................................  41

         5.1      Existence and Standing..............................................................  41

         5.2      Authorization and Validity..........................................................  42

         5.3      No Conflict; Government Consent.....................................................  42

         5.4      Financial Statements................................................................  42

         5.5      Material Adverse Change.............................................................  42

         5.6      Taxes...............................................................................  42

         5.7      Litigation and Contingent Obligations...............................................  43

         5.8      Subsidiaries........................................................................  43

         5.9      ERISA...............................................................................  43

         5.10     Accuracy of Information.............................................................  44

         5.11     Regulation U........................................................................  44

         5.12     Maintenance of Property.............................................................  44

         5.13     Insurance...........................................................................  44

         5.14     Plan Assets; Prohibited Transactions................................................  44

         5.15     Environmental Matters...............................................................  44

         5.16     Investment Company Act..............................................................  45

         5.17     Public Utility Holding Company Act..................................................  45
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         5.18     Default.............................................................................  45

         5.19     Reportable Transaction..............................................................  45

Article VI. COVENANTS.................................................................................  45

         6.1      Financial Reporting.................................................................  45

         6.2      Use of Proceeds.....................................................................  46

         6.3      Notice of Default...................................................................  46

         6.4      Conduct of Business; Maintenance of Property........................................  46

         6.5      Taxes...............................................................................  47

         6.6      Insurance...........................................................................  47

         6.7      Compliance with Laws................................................................  47

         6.8      Inspection..........................................................................  47

         6.9      Merger..............................................................................  47

         6.10     Sale of Assets......................................................................  47

         6.11     Investments.........................................................................  48

         6.12     Liens...............................................................................  48

         6.13     Subsidiary Indebtedness. ...........................................................  50

         6.14     Limitation on Restrictions on Significant Subsidiary Distributions. ................  51

         6.15     Contingent Obligations..............................................................  51

         6.16     Minimum Net Worth...................................................................  52

Article VII. DEFAULTS.................................................................................  52

Article VIII. ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES..........................................  53

         8.1      Acceleration; Facility LC Collateral Account........................................  53

         8.2      Amendments..........................................................................  54

         8.3      Preservation of Rights..............................................................  55

Article IX. GENERAL PROVISIONS........................................................................  56

         9.1      Survival of Representations.........................................................  56

         9.2      Governmental Regulation.............................................................  56

         9.3      Headings............................................................................  56

         9.4      Entire Agreement....................................................................  56

         9.5      Several Obligations; Benefits of this Agreement.....................................  56
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         9.6      Expenses; Indemnification...........................................................  56

         9.7      Numbers of Documents................................................................  57

         9.8      Accounting..........................................................................  57

         9.9      Severability of Provisions..........................................................  57

         9.10     Nonliability of Lenders.............................................................  57

         9.11     Confidentiality; Disclosure.........................................................  58

         9.12     Nonreliance.........................................................................  58

Article X. THE AGENT..................................................................................  58

         10.1     Appointment; Nature of Relationship.................................................  58

         10.2     Powers..............................................................................  59

         10.3     General Immunity....................................................................  59

         10.4     No Responsibility for Loans, Recitals, etc..........................................  59

         10.5     Action on Instructions of Lenders...................................................  59

         10.6     Employment of Agents and Counsel....................................................  60

         10.7     Reliance on Documents; Counsel......................................................  60

         10.8     Administrative Agent's Reimbursement and Indemnification............................  60

         10.9     Notice of Default...................................................................  61

         10.10    Rights as a Lender..................................................................  61

         10.11    Lender Credit Decision..............................................................  61

         10.12    Successor Administrative Agent......................................................  61

         10.13    Administrative Agent's Fee..........................................................  62

         10.14    Delegation to Affiliates............................................................  62

         10.15    Administrative Agent, Syndication Agents, Documentation Agents, Lead Arranger, etc..  62

Article XI. SETOFF; RATABLE PAYMENTS..................................................................  62

         11.1     Setoff..............................................................................  62

         11.2     Ratable Payments....................................................................  63

Article XII. BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS........................................  63

         12.1     Successors and Assigns..............................................................  63

         12.2     Participations......................................................................  63
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         12.3     Assignments.........................................................................  64

         12.4     Dissemination of Information........................................................  65

         12.5     Tax Treatment.......................................................................  65

         12.6     Transfer to an SPC..................................................................  66

Article XIII. NOTICES.................................................................................  66

         13.1     Notices.............................................................................  66

         13.2     Change of Address...................................................................  67

Article XIV. COUNTERPARTS.............................................................................  67

Article XV. CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
        TRIAL.........................................................................................  67

         15.1     CHOICE OF LAW.......................................................................  67

         15.2     CONSENT TO JURISDICTION.............................................................  67

         15.3     WAIVER OF JURY TRIAL................................................................  68

Exhibits:
         Exhibit A Form of Opinion
         Exhibit B Compliance Certificate
         Exhibit C Assignment Agreement
         Exhibit D Loan/Credit Related Money Transfer instructions
         Exhibit E Note
         Exhibit F Swingline Note

Schedules:

                   Pricing Schedule

         Schedule 1 Subsidiary and Other Investments
         Schedule 3 Euro currency Payment Offices of the Agent
         Schedule 4 Lending Installations
         Schedule 5 Alternate Currency Commitment
         Schedule 6 Multicurrency Commitment
         Schedule 7 Litigation/Contingent Liabilities
         Schedule 8 Persons Authorized to Give Telephone Instructions
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                           FIVE-YEAR CREDIT AGREEMENT

         This Agreement, dated as of March 27, 2003, is among Cardinal Health, Inc. (the "Company"), certain Subsidiaries of the Company (the "Subsidiary Borrowers", and together with the Company, the "Borrowers"), the lenders party hereto from time to time (the "Lenders"), and Bank One, NA, a national banking association having its principal office in Chicago, Illinois, as Administrative Agent and as LC Issuer. The parties hereto agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

         As used in this Agreement:

         "364-Day Credit Agreement" means the 364-Day Credit Agreement dated the date hereof between the Company, the Subsidiary Borrowers party thereto, the Lenders and the Administrative Agent, as Administrative Agent, as such agreement may be amended, restated or extended from time to time.

         "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Company or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

         "Adjusted Tangible Net Worth" means, as of any date, (i) the amount of any capital stock, paid in capital and similar equity accounts plus (or minus in the case of a deficit) the capital surplus and retained earnings of the Company and its consolidated Subsidiaries, but excluding the amount of any foreign currency translation adjustment account shown as a capital account, less (ii) the net book value of all items of the following character which are included in the assets of the Company and its consolidated Subsidiaries: (a) goodwill, including, without limitation, the excess of cost over book value of any asset,
(b) organization or experimental expenses, (c) unamortized debt discount and expense, (d) patents, trademarks, trade names and copyrights, (e) treasury stock, (f) franchises, licenses and permits, and (g) other assets which are deemed intangible assets under Agreement Accounting Principles.

         "Administrative Agent" means Bank One, NA in its capacity as contractual representative of the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.

         "Advance" means a borrowing hereunder, (i) made by one or more Lenders on the same Borrowing Date, or (ii) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Loans of the same Type and, in the case of Eurocurrency Loans, in the same Agreed Currency and for the same Interest Period. The term "Advance" shall include Swingline Loans unless otherwise expressly provided.

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         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof. As of the date of this Agreement, the original Aggregate Commitment was $750,000,000.

         "Aggregate Dollar Commitments" means at any date of determination with respect to all Lenders, an amount equal to the Dollar Commitments of all Lenders on such date.

         "Aggregate Dollar Outstanding Credit Exposure" means as at any date of determination with respect to any Lender, the sum of (i) aggregate unpaid principal amount of such Lender's Dollar Loans on such date, plus (ii) an amount equal to its Pro Rata Share of the LC Obligations on such date, plus (iii) an amount equal to its Pro Rata Share of the aggregate principal amount of Swingline Loans outstanding on such date.

         "Aggregate Multicurrency Commitments" means at any date of determination with respect to all Multicurrency Lenders, an amount equal to the Multicurrency Commitments of all Multicurrency Lenders on such date.

         "Aggregate Multicurrency Outstanding Credit Exposure" means as at any date of determination with respect to any Lender, the Equivalent Amount of the aggregate unpaid principal amount of such Lender's Multicurrency Loans and Alternate Currency Loans on such date.

         "Aggregate Outstanding Credit Exposure" means as at any date of determination with respect to any Lender, the sum of such Lender's Aggregate Dollar Outstanding Credit Exposure and Aggregate Multicurrency Outstanding Credit Exposure on such date.

         "Agreed Currencies" means (i) Dollars, and (ii) so long as such currencies remain Eligible Currencies, (A) with respect to any Multicurrency Commitment, the Euro and British Pounds Sterling, (B) with respect to any Alternate Currency Commitment, any Alternate Currency and (C) with respect to the Swingline Commitment, Euros, Australian Dollars, Canadian Dollars and any other Eligible Currency acceptable to the Swingline Lender.

         "Agreement" means this credit agreement, as it may be amended or modified and in effect from time to time.

         "Agreement Accounting Principles" means generally accepted accounting principles in the United States of America in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4; provided, however, that if any change in Agreement Accounting Principles from those applied in preparing such financial statements affects the calculation of any financial covenant contained in this Agreement, the Borrowers and the Administrative Agent hereby agree to negotiate in good faith towards making appropriate amendments acceptable to the Required Lenders to the provisions of this Agreement to reflect as nearly as possible the effect of the financial covenants as in effect on the date hereof.

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         "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

         "Alternate Currency" means any Eligible Currency which the Company requests the Administrative Agent to include as an Alternate Currency hereunder and which is acceptable to one or more of the applicable Alternate Currency Lenders, and with respect to which an Alternate Currency Addendum has been executed among the Company, a Subsidiary Borrower, one or more Alternate Currency Lenders and the Administrative Agent in connection therewith.

         "Alternate Currency Addendum" means a schedule and addendum entered into among the Company, a Subsidiary Borrower, one or more Alternate Currency Lenders and the Administrative Agent, in form and substance satisfactory to the Administrative Agent, the Company, such Subsidiary Borrower and such Alternate Currency Lenders party thereto.

         "Alternate Currency Commitment" means a portion of the Multicurrency Commitment equal to, for each Alternate Currency Lender and for each Alternate Currency, the obligation of such Alternate Currency Lender to make Alternate Currency Loans not exceeding the Equivalent Amount set forth in Schedule 5 or the applicable Alternate Currency Addendum, as such amount may be modified from time to time pursuant to the terms of this Agreement and the applicable Alternate Currency Addendum.

         "Alternate Currency Lender" means any Lender (including any Lending Installation) party to an Alternate Currency Addendum.

         "Alternate Currency Loan" means any Loan denominated in an Alternate Currency made by the Administrative Agent or one or more of the Alternate Currency Lenders to a Borrower pursuant to this Agreement and the applicable Alternate Currency Addendum.

         "Alternate Currency Rate" means, with respect to any Alternate Currency Loan, such publicly announced interbank rate as is customary for prime bank deposits or loans in the currency of such Alternate Currency Loan and in the financial center where the Alternate Currency Lenders would fund such Loan, or such other rate as may be set forth in the applicable Alternate Currency Addendum.

         "Alternate Currency Share" means, with respect to any Alternate Currency Lender for any particular Alternate Currency, the percentage obtained by dividing (a) such Alternate Currency Lender's Alternate Currency Commitment at such time as set forth in the applicable Alternate Currency Addendum by (b) the aggregate of the Alternate Currency Commitments at such time of all Alternate Currency Lenders with respect to such Alternate Currency as set forth in the applicable Alternate Currency Addendum.

         "Applicable Fee Rate" means, at any time, the percentage rate per annum at which Facility Fees are accruing on the Aggregate Commitment (without regard to usage) at such time as set forth in the Pricing Schedule.

         "Applicable Margin" means, with respect to any Eurocurrency Loan, Floating Rate Loan, the Facility Fee or the LC Fee, as the case may be at any time, the applicable percentage which is applicable at such time set forth in the Pricing Schedule provided that upon the occurrence and during the continuation of a Default, the Applicable Margin shall be the highest Applicable Margin set forth in the Pricing Schedule.

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         "Approved Fund" means any Fund that is administered or managed by (a) a
Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Australian Dollars" or "AUS$" shall mean the lawful currency of the Commonwealth of Australia.

         "Authorized Officer" means any of the Chairman, Chief Executive Officer, President, Vice Chairman, Chief Financial Officer, Controller, or Treasurer of a Borrower, or their equivalent, acting singly.

         "Available Dollar Commitment" means at any date of determination with respect to any Lender, the amount of such Lender's Dollar Commitment in effect on such date reduced by the Aggregate Dollar Outstanding Credit Exposure of such Lender on such date.

         "Available Multicurrency Commitment" means at any date of determination with respect to any Multicurrency Lender, the amount of such Multicurrency Lender's Multicurrency Commitment in effect on such date reduced by the sum of
(i) the Equivalent Amount of any unused Alternate Currency Commitment of such Multicurrency Lender on such date, and (ii) the Aggregate Multicurrency Outstanding Credit Exposure of such Multicurrency Lender on such date.

         "Bank One" means Bank One, NA, in its individual capacity, and its successors.

         "Borrowers" means the Company and the Subsidiary Borrowers, and "Borrower" means any of them, as the context may require.

         "Borrowing Date" means a date on which an Advance is made hereunder.

         "Borrowing Notice" is defined in Section 2.8.

         "British Pounds Sterling" or "(pound)" means the lawful currency of the United Kingdom of Great Britain.

         "Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurocurrency Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities and on which dealings in the Agreed Currencies of the relevant Eurocurrency Advances are carried on in the London interbank market and (and, if the Advances which are the subject of such borrowing, payment or rate selection are denominated in Euros, a day upon which a clearing system as determined by the Administrative Agent to be suitable for clearing or settlement of the Euro is open for business), and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities.

         "Canadian Dollars" or "C$" shall mean the lawful currency of the Dominion of Canada.

         "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

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         "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Cash Equivalent Investments" means (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A-1 or better by S&P or P-1 or better by Moody's, (iii) demand deposit accounts maintained in the ordinary course of business, (iv) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000, (v) banker's acceptances,
(vi) money-market funds, provided that such funds invest solely in securities otherwise described in this definition, (vii) variable rate demand notes, (viii) municipal preferred stock, (ix) cash market preferred stock, and (x) short term municipal notes; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest.

         "Change in Control" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Company, provided, however, that the acquisitions by or on behalf of a Plan, an employee stock purchase plan of the Company, or by Persons who before such acquisition were officers, directors, employees or who held in the aggregate not less than 5% of the outstanding shares of voting stock of the Company shall not be included in determining whether a Change in Control shall have occurred.

         "Closing Date" shall mean March 27, 2003.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Collateral Shortfall Amount" is defined in Section 8.1.

         "Commitment" means, for each Lender, the obligation of such Lender to make Loans to, and participate in Swingline Loans and Facility LCs issued upon the application of, a Borrower in an aggregate amount not exceeding the amount set forth opposite its signature below or as set forth in any assignment that has become effective pursuant to Section 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof.

         "Commitment Percentage" means as to any Lender, the percentage which such Lender's Commitment then constitutes of the Aggregate Commitment (or, if the Commitments have terminated or expired, the percentage which (a) the Aggregate Outstanding Credit Exposure of such Lender at such time constitutes of
(b) the Aggregate Outstanding Credit Exposure of all Lenders at such time).

         "Company" means Cardinal Health, Inc., an Ohio corporation, and it successors and assigns.

         "Computation Date" is defined in Section 2.2.

         "Consolidated or "consolidated" means, when used with reference to any financial term in this Agreement, the aggregate for two or more Persons of the amounts signified by such term for all such Persons determined on a consolidated basis in accordance with Agreement Accounting Principles.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person for Indebtedness, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract, operating lease, securitization transaction or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership, provided, however, that any assumption, guaranty, endorsement or undertaking with respect to any liability of any of its Subsidiaries to any other of its Subsidiaries shall not be a Contingent Obligation of the Company.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

         "Conversion/Continuation Notice" is defined in Section 2.9.

         "Cost Rate" means

         1. The cost of compliance with existing requirements of the Bank of England and/or the Financial Services Authority (or any authority which replaces all or any of their functions) in respect of Advances denominated in British Pounds Sterling will be calculated by the Administrative Agent in relation to each Advance on the basis of rates supplied by the Administrative Agent by reference to the circumstances existing on the first day of each Interest Period in respect of such Advance and, if any such Interest Period exceeds three months, at three calendar monthly intervals from the first day of such Interest Period during its duration in accordance with the following formula:

         AB +C(B-D) + E x 0.01 per cent per annum

         100 - (A+C)

         Where:

         A. is the percentage of eligible liabilities (assuming these to be in excess of any stated minimum) which the Administrative Agent is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

         B. is the percentage rate per annum at which British Pounds Sterling deposits are offered by the Administrative Agent in accordance with its normal practice, for a period equal to (a) the relevant Interest Period (or, as the case may be, remainder of such Interest Period) in respect of the relevant Advance of (b) three months, whichever is the shorter, to a leading bank in the London Interbank Market at or about 11:00 a.m. in a sum approximately equal to the amount of such Advance.

         C. is the percentage of eligible liabilities which the Administrative Agent is required from time to time to maintain as interest bearing special deposits with the Bank of England.

         D. is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing special deposits.

         E. is the rate payable by the Administrative Agent to the Financial Services Authority pursuant to the Fees Regulations (but, for this purpose, the figure at paragraph [2.02b]/[2.03b] of the Fees

Regulations shall be deemed to be zero) and expressed in pounds per L1,000,000 of the Fee Base of the Administrative Agent.

         2.       For the purposes of this definition:

         (a) "eligible liabilities" and "special deposits" shall bear the meanings ascribed to them from time to time under or pursuant to the Bank of England Act 1998 or (as appropriate) by the Bank of England;

         (b) "Fees Regulations" shall mean the Banking Supervision (Fees) Regulations 1998 or such other regulations as may be in force from time to time in respect of the payment of fees for banking supervision; and

         (c) "Fee Base" shall bear the meaning ascribed to it, and shall be calculated in accordance with, the Fees Regulations.

         3. The percentages used in A and C above shall be those required to be maintained on the first day of the relevant period as determined in accordance with B above.

         4. In application of the above formula, A, B, C and D will be included in the formula as figures and not as percentages e.g. if A is 0.5 per cent and B is 12 per cent, AB will be calculated as 0.5 x 12 and not as 0.5 per cent x 12 per cent.

         5. Calculations will be made on the basis of a 365 day year (or, if market practice differs, in accordance with market practice).

         6. A negative result obtained by subtracting D from B shall be taken as zero.

         7. The resulting figures shall be rounded upwards, if not already such a multiple, to the nearest whole multiple of one-thirty second of one percent per annum.

         8. Additional amounts calculated in accordance with this definition are payable at the same time that accrued interest is payable for the Interest Period to which they relate.

         9. The determination of the Cost Rate by the Administrative Agent in relation to any period shall, in the absence of manifest error, be conclusive and binding on all of the parties hereto.

         10. The Administrative Agent may from time to time, after consultation with the Company and the Lenders, determine and notify to all parties any amendments or variations which are required to be made to the formula set out above in order to comply with any requirements from time to time imposed by the Bank of England or the Financial Services Authority (or any other authority which replaces all or any of their functions) in relation to Advances denominated in British Pounds Sterling (including any requirements relating to sterling primary liquidity) and, any such determination shall, in the absence of manifest error, be conclusive and binding on all the parties hereto.

         "Credit Extension" means the making of an Advance or the issuance of a Facility LC hereunder.

         "Credit Extension Date" means the Borrowing Date for an Advance or the issuance date for a Facility LC.

         "Default" means an event described in Article VII.

         "Defaulting Lender" means any Lender that (a) on any Borrowing Date fails to make available to the Administrative Agent such Lender's Loans required to be made to a Borrower on such Borrowing Date or any payment required to be made pursuant to Section 2.1(a)(iv), (b) shall not have made a payment to the Swingline Lender pursuant to Section 2.1(b)(iii), or (c) shall not have made available to the Administrative Agent its proportionate share of the Unpaid Amount as required pursuant to Section 2.19(b). Once a Lender becomes a Defaulting Lender, such Lender shall continue as a Defaulting Lender until such time as such Defaulting Lender makes available to the Administrative Agent the amount of such Defaulting Lender's Loans together with all other amounts required to be paid to the Administrative Agent, the Swingline Lender or any other Lender pursuant to this Agreement.

         "Documentation Agents" means Credit Suisse First Boston, Deutsche Bank Securities, Inc. and Barclays Bank PLC.

         "Dollar Advance" means a borrowing hereunder (or continuation or a conversion thereof) consisting of the several Dollar Loans made on the same Borrowing Date (or date of conversion or continuation) by the Lenders to a Borrower of the same Type and for the same Interest Period.

         "Dollar Amount" of any currency at any date shall mean (i) the amount of such currency if such currency is Dollars or (ii) the Equivalent Amount of Dollars if such currency is any currency other than Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Administrative Agent for such currency on the London market at 11:00 a.m., London time, on or as of the most recent Computation Date provided for in
Section 2.2.

         "Dollar Commitment" means for each Lender the aggregate amount set forth opposite its name on Schedule 6, provided, however that the Aggregate Dollar Commitments of the Lenders shall not exceed $650,000,000.

         "Dollar Commitment Percentage" means as to any Lender, the percentage which such Lender's Dollar Commitment then constitutes of the aggregate Dollar Commitments of all Lenders (or, if the Commitments have terminated or expired, the percentage which (a) the Aggregate Dollar Outstanding Credit Exposure of such Lender at such time constitutes of (b) the Aggregate Dollar Outstanding Credit Exposure of all Lenders at such time).

         "Dollar Loans" means, with respect to a Lender, such Lender's Loans made pursuant to Section 2.1(a)(i).

         "Dollars" and "$" shall mean the lawful currency of the United States of America.

         "Eligible Currency" means any currency (i) that is readily available,
(ii) that is freely traded, (iii) in which deposits are customarily offered to banks in the London interbank market, (iv) which is convertible into Dollars in the international interbank market and (v) as to which an Equivalent Amount may be readily calculated. If, after the designation of any currency as an Agreed Currency, (x) currency control or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, (y) such currency is, in the determination of the Administrative Agent, no longer readily available or freely traded or (z) in the determination of the Administrative Agent, an Equivalent Amount of such currency is not readily calculable, the Administrative Agent shall promptly notify the Lenders and the Borrowers, and such currency shall no longer be an Agreed Currency until such time as the requisite Lenders agree to reinstate such currency as an Agreed Currency and promptly, but in any event within five Business Days of receipt of such notice from the Administrative Agent, the Borrowers shall repay all Loans in such affected currency or convert such Loans into Loans in Dollars or another Agreed Currency, subject to the other terms set forth in Article II.

         "EMU Legislation" means legislative measures of the European Union for the introduction of, changeover to or operation of the Euro in one or more member states.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to
(i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

         "Equivalent Amount" of any currency with respect to any amount of Dollars at any date shall mean the equivalent in such currency of such amount of Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Administrative Agent for such other currency at 11:00 a.m., London time, on the date on or as of which such amount is to be determined.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

         "Euro" and/or "EUR" means euro referred to in Council Regulation (EC) No. 1103/97 dated June 17, 1997 passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of Economic and Monetary Union.

         "Eurocurrency" means any Agreed Currency.

         "Eurocurrency Advance" means an Advance comprised of Eurocurrency
Loans.

         "Eurocurrency Loan" means a Loan which, except as otherwise provided in
Section 2.12, bears interest at the applicable Eurocurrency Rate.

         "Eurocurrency Payment Office" of the Administrative Agent shall mean, for each of the Agreed Currencies, the office, branch, affiliate or correspondent bank of the Administrative Agent specified as the "Eurocurrency Payment Office" for such currency in Schedule 3 hereto or such other office, branch, affiliate or correspondent bank of the Administrative Agent as it may from time to time specify to the Borrowers and each Lender as its Eurocurrency Payment Office.

         "Eurocurrency Rate" means, with respect to a Eurocurrency Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurocurrency Reference Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (ii) the Applicable Margin. The Eurocurrency Rate shall be expressed as a percentage rounded to four decimal places.

         "Eurocurrency Reference Rate" means, with respect to each Interest Period for a Multicurrency Advance:

         (a) the rate per annum quoted at or about 11:00 a.m. (London time) on the Quotation Date for such period on that page of the Telerate Screen, Reuters or Bloombergs which displays British Bankers Association Interest Settlement Rates for deposits in the relevant Agreed Currency for such period or, if such page or service shall cease to be available, such other page or such other service (as the case may be) for the purpose of displaying British Bankers Association Interest Settlement Rates for such currency as the Administrative Agent, in its discretion, shall select.

         (b) If no such rate is displayed for the relevant currency and the relevant period and there is no alternative service on which two or more such quotations for the Agreed Currency are displayed, "Eurocurrency Reference Rate" will be the rate at which deposits in the Agreed Currency of that amount are offered by the Administrative Agent for that period to prime banks in the London interbank market at or about 11:00 a.m. (London time) on the Quotation Date for such period.

         Plus, in each case, the Cost Rate; and with respect to a Dollar Advance for the relevant Interest Period, the rate determined by the Administrative Agent to be the rate at which Bank One offers to place Eurodollar deposits with first-class banks in the London interbank market at 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period in the approximate amount of the relevant Dollar Loan of Bank One and having a maturity equal to such Interest Period.

         "Excluded Taxes" means, in the case of each Lender or applicable Lending Installation and the Administrative Agent, taxes imposed on its overall net income, and franchise taxes (and any interest, fees or penalties for late payment thereof) imposed on it by (i) the jurisdiction under the laws of which such Lender or the Administrative Agent is incorporated or organized or (ii) the jurisdiction in which the Administrative Agent's or such Lender's principal executive office or such Lender's applicable Lending Installation is located.

         "Exhibit" refers to an exhibit to this Agreement, unless another document is specifically referenced.

         "Facility LC" is defined in Section 2.20.1.

         "Facility LC Application" is defined in Section 2.20.3.

         "Facility LC Collateral Account" is defined in Section 2.20.11.

         "Facility Termination Date" means March 27, 2008, or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for such day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

         "Financial Contract" of a Person means (a) any exchange-traded or over the counter futures, forward, swap or option contract or other financial instrument with similar characteristics or (b) any Rate Hedging Agreement.

         "Floating Rate" means, for any day, a rate per annum equal to the Alternate Base Rate for such day in each case changing when and as the Alternate Base Rate changes.

         "Floating Rate Advance" means an Advance comprised of Floating Rate Loans.

         "Floating Rate Loan" means a Dollar Loan which, except as otherwise provided in Section 2.12, bears interest at the Floating Rate.

         "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         "Guarantor" means the Company and its successors and assigns.

         "Guaranty" means that certain Guaranty dated the date hereof executed by the Guarantor in favor of the Administrative Agent, for the ratable benefit of the Lenders, as it may be amended or modified and in effect from time to time.

         "Indebtedness" of a Person means, as of any date, such Person's (i) obligations for borrowed money or evidenced by bonds, notes, acceptances, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or bankers' acceptances, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (iv) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (v) Capitalized Lease Obligations, (vi) any other obligation for borrowed money or other financial accommodation which in accordance with Agreement Accounting Principles would be shown as a liability on the consolidated balance sheet of such Person, (vii) any Rate Hedging Obligations of such Person, and (viii) all Contingent Obligations of such Person with respect to or relating to the indebtedness, obligations and liabilities of others similar in character to those described in clauses (i) through (vii) of this definition.

         "Interest Period" means, with respect to a Eurocurrency Advance, a period of one, two, three or six months (or such longer or shorter period requested by the Borrower and acceptable to all of the Lenders), commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on the day which corresponds numerically to such date one, two, three or six months thereafter (or such longer or shorter period requested by the Borrower and acceptable to all of the Lenders), provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

         "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

         "LC Fee" is defined in Section 2.20.4.

         "LC Issuer" means Bank One (or any subsidiary or affiliate of Bank One designated by Bank One) in its capacity as issuer of Facility LCs hereunder.

         "LC Obligations" means, at any time, the sum, without duplication, of
(i) the aggregate undrawn stated amount under all Facility LCs outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

         "LC Payment Date" is defined in Section 2.20.5.

         "Lead Arranger" means Banc One Capital Markets, Inc., a Delaware corporation, and its successors.

         "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.

         "Lending Installation" means, with respect to a Lender or the Administrative Agent, the office, branch, subsidiary or Affiliate of such Lender or the Administrative Agent with respect to each Agreed Currency listed on
Schedule 4, or otherwise selected by such Lender and the Administrative Agent pursuant to Section 2.18.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

         "Loan" means, with respect to a Lender, such Lender's loan made pursuant to Article II (or any conversion or continuation thereof).

         "Loan Documents" means this Agreement, the Facility LC Applications, the Notes, the Guaranty and any other instrument or document executed in connection with any of the foregoing at any time.

         "Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of the Company and its Subsidiaries taken as a whole, (ii) the ability of the Company to perform its obligations under the Loan Documents to which it is a party, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent, the LC Issuer or the Lenders thereunder.

         "Modify" and "Modification" are defined in Section 2.20.1.

         "Moody's" means Moody's Investors Service, Inc.

         "Multicurrency Advance" means a borrowing hereunder (or continuation or a conversion thereof) consisting of the several Multicurrency Loans made on the same Borrowing Date (or date of conversion or continuation) by the Lenders to a Borrower of the same Type and for the same Interest Period.

         "Multicurrency Commitment" means for each Lender the aggregate amount set forth as its Multicurrency Commitment on Schedule 6 or as set forth in any assignment that has become effective pursuant to Section 12.3.2, as such amount shall be modified from time to time pursuant to the terms hereof, provided, however that the Aggregate Multicurrency Commitments of the Lenders shall not exceed the Equivalent Amount of $100,000,000.

         "Multicurrency Commitment Percentage" means as to any Multicurrency Lender, the percentage which such Multicurrency Lender's Multicurrency Commitment then constitutes of the Aggregate Multicurrency Commitments (or, if the Multicurrency Commitments have terminated or expired, the percentage which
(a) the Aggregate Multicurrency Outstanding Credit Exposure of such Multicurrency Lender at such time constitutes of (b) the Aggregate Multicurrency Outstanding Credit Exposure of all Multicurrency Lenders at such time).

         "Multicurrency Lender" means each Lender having a Multicurrency Commitment.

         "Multicurrency Loans" means, with respect to a Multicurrency Lender, such Lender's Loans made pursuant to Section 2.1(a)(ii).

         "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Company is a party to which more than one employer is obligated to make contributions.

         "National Currency Unit" means the unit of currency (other than a Euro) of a Participating Member State.

         "Net Worth" means at any time the consolidated stockholder's equity of the Company and its Subsidiaries calculated on a consolidated basis as of such time in accordance with Agreement Accounting Principles.

         "Non-U.S. Borrower" is defined in Section 3.1(b).

         "Non-U.S. Lender" is defined in Section 3.5(iv).

         "Note" means any promissory note issued at the request of a Lender pursuant to Section 2.14 in the form of Exhibit E.

         "Obligations" means all unpaid principal of and accrued and unpaid interest on the Loans, all Reimbursement Obligations, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrowers to the Lenders or to any Lender, the LC Issuer, the Administrative Agent or any indemnified party arising under the Loan Documents.

         "Other Taxes" is defined in Section 3.5(ii).

         "Overdue Rate" means a per annum rate that is equal to the sum of two percent (2%) plus the Alternate Base Rate, changing as and when the Alternate Base Rate changes or, with respect to any Alternate Currency Loan, such other overdue rate, if any, as specified in the applicable Alternate Currency Addendum.

         "Participants" is defined in Section 12.2.1.

         "Participating Member State" means any member state of the European Union which has the Euro as its lawful currency.

         "Payment Date" means the last day of each calendar quarter, commencing June 30, 2003.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and as to which the Company or any member of the Controlled Group may have any liability.

         "Pricing Schedule" means the Schedule attached hereto identified as such.

         "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

         "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned or leased by such Person.

         "Pro Rata Share" means, with respect to a Lender, (i) in reference to the Dollar Commitment, a portion equal to a fraction the numerator of which is such Lender's Dollar Commitment and the denominator of which is the Aggregate Dollar Commitment, (ii) in reference to the Multicurrency Commitment, a portion equal to a fraction the numerator of which is such Lender's Multicurrency Commitment and the denominator of which is the Aggregate Multicurrency Commitment, and (iii) in reference to the Aggregate Commitment, a portion equal to a fraction the numerator of which is such Lender's Commitment and the denominator of which is the Aggregate Commitment.

         "Purchasers" is defined in Section 12.3.1.

         "Quotation Date" in relation to any period for which a Eurocurrency Reference Rate for an Agreed Currency other than Dollars is to be determined hereunder, means the date on which quotations would ordinarily be given by prime lenders in the London inter-bank market for deposits in the Agreed Currency in relation to which such rate is to be determined for delivery on the first day of that period, provided that, if, for such period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates.

         "Rate Hedging Agreement" means an agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants.

         "Rate Hedging Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Rate Hedging Agreements, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Hedging Agreement.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

         "Reimbursement Obligations" means, at any time, the aggregate of all obligations of the Borrowers then outstanding under Section 2.20 to reimburse the LC Issuer for amounts paid by the LC Issuer in respect of any one or more drawings under Facility LCs.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Required Lenders" means Lenders in the aggregate having at least 51% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 51% of the Aggregate Outstanding Credit Exposure.

         "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

         "Significant Subsidiary" means any Subsidiary of the Company that would be a "significant subsidiary" within the meaning of Rule 1-02 of the Securities and Exchange Commission's Regulation S-X if 5% were substituted for 10% wherever it occurs in such Rule.

         "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

         "Schedule" refers to a specific schedule to this Agreement, unless another document is specifically referenced.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Single Employer Plan" means a Plan maintained by the Company or any member of the Controlled Group for employees of the Company or any member of the Controlled Group.

         "Subsequent Participant" means any member state of the European Union that adopts the Euro as its lawful currency after the date of this Agreement.

         "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Company.

         "Subsidiary Borrower" means each Subsidiary of the Company listed as a Subsidiary Borrower on Schedule 1 as amended from time to time in accordance with Section 5.8.

         "Substantial Portion" means, with respect to the Property of the Company and its Subsidiaries, Property which (i) represents more than 20% of the consolidated assets of the Company and its Subsidiaries as would be shown in the consolidated financial statements of the Company and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, or (ii) is responsible for more than 20% of the consolidated net sales or of the consolidated net income of the Company and its Subsidiaries as reflected in the financial statements referred to in clause (i) above.

         "Swingline Commitment" means the obligation of the Swingline Lender to make Swingline Loans up to a maximum principal amount of $50,000,000 at any one time outstanding.

         "Swingline Lender" means Bank One or such other Lender which may succeed to its rights and obligations as Swingline Lender pursuant to the terms of this Agreement.

         "Swingline Loan" means any borrowing under Section 2.8 evidenced by the Swingline Note and made by the Swingline Lender pursuant to Section 2.1(b).

         "Swingline Note" means the promissory note of the Company evidencing the Swingline Loans, in substantially the same form as Exhibit F hereto, as amended or modified at the time such Swingline Loan is made to the Company.

         "Syndication Agents" means Bank of America N.A. and Wachovia Bank, National Association.

         "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes.

         "Transferee" is defined in Section 12.4.

         "Type" means, with respect to any Advance, its nature as a Floating Rate Advance or a Eurocurrency Advance.

         "Unfunded Liabilities" means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

         "Unpaid Amount" is defined in Section 2.19(b).

         "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II.

                                   THE CREDITS

         2.1      Commitments of the Lenders and Swing Line Facility.

                  (a)      Revolving Credit Advances.

         (i) From and including the date of this Agreement and prior to the Facility Termination Date, each Lender severally agrees, for itself only, subject to the terms and conditions set forth in this Agreement, to (i) make Loans to the Borrowers in Dollars from time to time and (ii) participate in (A) Facility LCs denominated in Dollars issued upon the request of a Borrower and
(B) Swingline Loans, in aggregate amounts not to exceed in the aggregate at any one time outstanding the amount of its Dollar Commitment. Each Dollar Advance of Loans pursuant to this Section 2.1(a)(i) shall consist of Dollar Loans made by each Lender ratably in proportion to such Lender's respective Available Dollar Commitment divided by the aggregate Available Dollar Commitments of all Lenders at such time. The LC Issuer will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.20.

         (ii) From and including the date of this Agreement and prior to the Facility Termination Date, each Multicurrency Lender agrees, for itself only, subject to the terms and conditions set forth in this Agreement, to make Multicurrency Loans to the Borrowers in Agreed Currencies from time to time prior to the Facility Termination Date so long as after giving effect thereto and any concurrent repayment or prepayment of Loans (x) the Available Multicurrency Commitment of each Multicurrency Lender is greater than or equal to zero, (y) the Equivalent Amount of the Aggregate Multicurrency Outstanding Credit Exposure of all Lenders does not exceed $100,000,000 and (z) the Aggregate Outstanding Credit Exposure of all Lenders does not exceed the Aggregate Commitment; provided, however, that the Borrowers shall not request, and the Multicurrency Lenders shall not make Multicurrency Loans in Dollars at any time that Available Dollar Commitment exists. Each Multicurrency Advance shall consist of Multicurrency Loans made by each Multicurrency Lender ratably in proportion to such Multicurrency Lender's respective Available Multicurrency Commitment divided by the aggregate Available Multicurrency Commitments of all Multicurrency Lenders at such time.

         (iii) Subject to the terms of this Agreement, the Borrowers may borrow, repay and reborrow at any time prior to the Facility Termination Date. The Commitments to lend hereunder shall expire on the Facility Termination Date.

         (iv) Immediately and automatically upon the occurrence of a Default under Sections 7.2, 7.6 or 7.7, (A) each Lender shall be deemed to have unconditionally and irrevocably purchased from each Multicurrency Lender, without recourse or warranty, an undivided interest in and participation in each Multicurrency Loan ratably in accordance with such Lender's Commitment Percentage, (B) immediately and automatically all Multicurrency Loans outstanding in Agreed Currencies other than Dollars shall be converted to and redenominated in Dollars equal to the Equivalent Amount of each such Multicurrency Loan determined as of the date of such conversion, (C) each Multicurrency Lender shall be deemed to have unconditionally and irrevocably purchased from each Dollar Lender, without recourse or warranty, an undivided interest in and participation in each Dollar Loan ratably in accordance with such Multicurrency Lender's Commitment Percentage. Each of the Lenders shall pay to the applicable Multicurrency Lender not later than two (2) Business Days following a request for payment from such Lender, in Dollars, an amount equal to the undivided interest in and participation in the Multicurrency Loan purchased by such Lender pursuant to this Section 2.1(a)(iv), and each of the Multicurrency Lenders shall pay to the applicable Dollar Lender not later than two (2) Business Days following a request for payment from such Lender, in Dollars, an amount equal to the undivided interest in and participation in the Dollar Loan purchased by such Multicurrency Lender pursuant to this Section 2.1(a)(iv), it being the intent of the Lenders that following such equalization payments, each Lender shall hold its Commitment Percentage of the Aggregate Outstanding Credit Exposure.

                  (b)      Swingline Loans.

         (i) Subject to the terms and conditions of this Agreement, the Swingline Lender agrees to make Swingline Loans to the Borrowers from time to time on any Business Day during the period from the date hereof to but excluding the Facility Termination Date in the aggregate principal outstanding amount not to exceed the Swingline Commitment, provided that after giving effect to such Swingline Loan the Equivalent Amount of the Aggregate Outstanding Credit Exposure at any time shall not exceed the Aggregate Commitment, and provided further that at no time shall the Equivalent Amount of the Aggregate Outstanding Credit Exposure of the Swingline Lender exceed the Aggregate Commitment of the Swingline Lender. Swingline Loans may be denominated in any Agreed Currency, provided, that the obligation of the Swingline Lender to make Swingline Loans in any Agreed Currency other than Dollars shall be in the Swingline Lender's sole discretion, and any such Swingline Loans shall be deemed to utilize the Swingline Lender's Multicurrency Commitment. Each Lender's Commitment shall be deemed utilized by an amount equal to such Lender's Commitment Percentage of the Dollar Amount of each Swingline Loan for purposes of determining the amount of Loans required to be made by such Lender. All Swingline Loans shall bear interest at the Alternate Base Rate or such other rate as shall be agreed between the relevant Borrower and the Swingline Lender with respect to any Swingline Loan at the time such Swingline Loan is made. If any Swingline Loan is not repaid by the Borrower on the date when due, each Lender will make a Floating Rate Loan the proceeds of which will be used to repay the Swingline Loan as described in Section 2.1(b)(ii).

         (ii) The Swingline Lender may at any time in its sole and absolute discretion require that any Swingline Loan be refunded by a Floating Rate Advance from the Lenders, and upon written notice thereof by the Swingline Lender to the Administrative Agent, the Lenders and the relevant Borrower, such Borrower shall be deemed to have requested a Floating Rate Advance in an amount equal to the Dollar Amount of such Swingline Loan and such Floating Rate Advance shall be made to refund such Swingline Loan. Any Swingline Loan outstanding in an Agreed Currency other than Dollars, shall, upon the giving of such notice by the Swingline Lender, immediately and automatically be converted to and redenominated in Dollars equal to the Equivalent Amount of each such Swingline Loan determined as of the date of such conversion. Each Lender shall be absolutely and unconditionally obligated to fund its Commitment Percentage of such Floating Rate Advance or, if applicable, to purchase a participation interest in the Swingline Loans pursuant to Section 2.1(b)(iii) and such obligation shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender has or may have against the Administrative Agent or any Borrower or any of their respective Subsidiaries or anyone else for any reason whatsoever

(including without limitation any failure to comply with the requirements of Section 4.2, other than the Swingline Lender making a Swingline Loan when it had actual knowledge of the existence of a Default); (B) the occurrence or continuance of a Default, subject to Section 2.1(b)(iii); (C) any adverse change in the condition (financial or otherwise) of the Company or any of its Subsidiaries; (D) any breach of this Agreement by any Borrower or any of their respective Subsidiaries or any other Lender; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing (including without limitation any Borrower's failure to satisfy any conditions contained in Article IV or any other provision of this Agreement).

         (iii) If, for any reason (including without limitation as a result of the occurrence of a Default with respect to any Borrower pursuant to Article
VII) Floating Rate Loans may not be made by the Lenders as described in Section 2.1(b)(ii), then (A) each Borrower agrees that each Swingline Loan not paid pursuant to Section 2.1(b)(ii) shall bear interest, payable on demand by the Swingline Lender, at the Overdue Rate, (B) each Borrower agrees that each Swingline Loan outstanding in an Agreed Currency other than Dollars shall be immediately and automatically converted to and redenominated in Dollars equal to the Equivalent Amount of each such Swingline Loan determined as of the date of such conversion, and (C) effective on the date each such Floating Rate Loan would otherwise have been made, each Lender severally agrees that it shall unconditionally and irrevocably, without regard to the occurrence of any Default, in lieu of deemed disbursement of loans, to the extent of such Lender's Commitment, purchase a participation interest in the Swingline Loans by paying its Commitment Percentage thereof, provided, however, that no Lender shall be obligated to purchase such participation in a Swingline Loan made by the Swingline Lender when it had actual knowledge of the existence of a Default. Each Lender will immediately transfer to the Swingline Lender, in same day funds, the amount of its participation. Each Lender shall share based on its Commitment Percentage in any interest which accrues thereon and in all repayments thereof. If and to the extent that any Lender shall not have so made the amount of such participating interest available to the Swingline Lender, such Lender and the Borrowers severally agree to pay to the Swingline Lender forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swingline Lender until the date such amount is paid to the Swingline Lender, at (x) in the case of the Company, at the interest rate specified above and (y) in the case of such Lender, the Federal Funds Effective Rate.

                  (c)      Alternate Currency Loans.

         (i) Subject to the terms and conditions of this Agreement and the applicable Alternate Currency Addendum, from and including the later of the date of this Agreement and the date of execution of the applicable Alternate Currency Addendum and prior to the Facility Termination Date (unless an earlier termination date shall be specified in the applicable Alternate Currency Addendum), the Administrative Agent and the applicable Alternate Currency Lenders agree, on the terms and conditions set forth in this Agreement and in the applicable Alternate Currency Addendum, to make Alternate Currency Loans under such Alternate Currency Addendum to the applicable Borrower party to such Alternate Currency Addendum from time to time in the applicable Alternate Currency, in an amount not to exceed each such Alternate Currency Lender's applicable Alternate Currency Commitment; provided, however, (i) at no time shall the outstanding principal amount of all Alternate Currency Loans exceed the Alternate Currency Commitment for such currency, (ii) at not time shall the Aggregate Multicurrency Outstanding Credit Exposure exceed the Aggregate Multicurrency Commitments, (iii) at no time shall the aggregate outstanding principal amount of the Alternate Currency Loans for any specific

Alternate Currency exceed the amount specified as the maximum amount for such Alternate Currency in the applicable Alternate Currency Addendum and (iv) at no time shall the aggregate Alternate Currency Commitments exceed $50,000,000. The Equivalent Amount of any Alternate Currency Commitment of an Alternate Currency Lender shall be deemed to utilize such Lender's Multicurrency Commitment. Each Alternate Currency Loan shall consist of Alternate Currency Loans made by each applicable Alternate Currency Lender ratably in proportion to such Alternate Currency Lender's respective Alternate Currency Share. Subject to the terms of this Agreement and the applicable Alternate Currency Addendum, the Borrowers may borrow, repay and reborrow Alternate Currency Loans at any time prior to the Facility Termination Date. On the Facility Termination Date, the outstanding principal balance of the Alternate Currency Loans shall be paid in full by the applicable Borrower and prior to the Facility Termination Date prepayments of the Alternate Currency Loans shall be made by the applicable Borrower if and to the extent required by this Agreement. Subject to the applicable Alternate Currency Addendum, each Alternate Currency Loan shall have a maturity of one, two, three or six months and bear interest at the Alternate Currency Rate for such period plus the Applicable Margin as if such Loan were a Eurocurrency Loan.

         (ii) The Company may, by written notice to the Administrative Agent request the establishment of additional Alternate Currency Commitments in additional Alternate Currencies provided the Equivalent Amount of the Alternate Currency Commitment requested together with the Aggregate Multicurrency Outstanding Credit Exposure does not exceed the Aggregate Multicurrency Commitments ("Request for a New Alternate Currency Facility"). The Administrative Agent will promptly forward to the Multicurrency Lenders any Request for a New Alternate Currency Facility received from the Company; provided each Lender shall be deemed not to have agreed to such request unless its written consent thereto has been received by the Administrative Agent within ten (10) Business Days from the date of such notification by the Administrative Agent to such Lender (or such shorter period as shall be specified by the Company in the Request for a New Alternate Currency Facility). In the event that one or more Multicurrency Lenders consent to such Request for a New Alternate Currency Facility and agree to make Alternate Currency Loans in such Alternate Currency in an amount not less than that requested by the Company, upon execution of the applicable Alternate Currency Addendum and the other documents, instruments and agreements required pursuant to this Agreement and such Alternate Currency Addendum, the Alternate Currency Loans with respect thereto may be made.

         (iii) Except as otherwise required by applicable law, in no event shall the Administrative Agent or Alternate Currency Lenders have the right to accelerate the Alternate Currency Loans outstanding under any Alternate Currency Addendum or to terminate their Alternate Currency Commitments (if any) thereunder to make Alternate Currency Loans prior to the stated termination date in respect thereof, except that such Administrative Agent and Alternate Currency Lenders shall, in each case, have such rights upon an acceleration of the Loans and a termination of the Commitments pursuant to Section 8.1.

         (iv) Immediately and automatically upon the occurrence of a Default under Sections 7.2, 7.6 or 7.7, each Lender shall be deemed to have unconditionally and irrevocably purchased from each Alternate Currency Lender, without recourse or warranty, an undivided interest in and participation in each Alternate Currency Loan ratably in accordance with such Lender's Commitment Percentage, and immediately and automatically all Alternate Currency Loans shall be converted to and redenominated in Dollars equal to the Equivalent Amount of each such Alternate Currency Loan determined as of the date of such conversion. Each of the Lenders shall pay to the applicable Alternate Currency Lender not later than two (2) Business Days following a request for payment from such Lender, in Dollars, an amount equal to the undivided interest in and participation in the Alternate Currency Loan purchased by such Lender pursuant to this Section 2.1(c)(iv).

         2.2      Determination of Dollar Amounts; Termination.

         (i)      The Administrative Agent will determine the Dollar Amount of:

                  (a) each Advance as of the date two Business Days prior to the Borrowing Date or, if applicable, date of conversion/continuation of such Advance,

                  (b) all outstanding Advances, LC Obligations and Alternate Currency Loans on and as of the last day of each Interest Period (but not less frequently than quarterly), on receipt of any notice from the Company as to the reduction of the Aggregate Commitment, and on any other Business Day elected by the Administrative Agent in its discretion or upon instruction by the Required Lenders; and

                  (c) all outstanding Advances, LC Obligations and Alternate Currency Loans on each Business Day during which Aggregate Dollar Outstanding Credit Exposure together with outstanding Swingline Loans exceed $600,000,000 (or such ratable amount of any reduced Aggregate Dollar Commitments) or Aggregate Multicurrency Outstanding Credit Exposure exceeds $75,000,000 (or such ratable amount of any reduced Aggregate Multicurrency Commitments).

         Each day upon or as of which the Administrative Agent determines Dollar Amounts as described in the preceding clauses (a), (b) and (c) is herein described as a "Computation Date" with respect to each Advance for which a Dollar Amount is determined on or as of such day.

         (ii) Any outstanding Advances together with any other unpaid Obligations then due and payable shall be paid in full by the Borrowers on the Facility Termination Date.

         2.3      Ratable Loans.

         Other than Alternate Currency Loans, each Multicurrency Advance hereunder shall consist of Multicurrency Loans made from the several Multicurrency Lenders ratably in proportion to such Multicurrency Lenders' respective Available Multicurrency Commitment divided by the aggregate Available Multicurrency Commitments of all Multicurrency Lenders at such time, and each Dollar Advance hereunder shall consist of Dollar Loans made from the Lenders ratably according to their Dollar Commitment Percentage.

         2.4      Types of Advances.

         The Advances may be Floating Rate Advances or Eurocurrency Advances, on the one hand, and Dollar Advances or Multicurrency Advances on the other hand, or a combination thereof, selected by the relevant Borrowers in accordance with Sections 2.8 and 2.9, provided, however, that a Floating Rate Advance must also be a Dollar Advance or a Multicurrency Advance denominated in Dollars.

         2.5      Facility Fee; Reductions in Aggregate Commitment; Utilization
Fee.

         The Company agrees to pay to the Administrative Agent for the account of each Lender a facility fee, determined in accordance with the Pricing Schedule, calculated on the Aggregate Commitment, whether used or unused, payable quarterly in arrears for the ratable benefit of the Lenders from the date of this Agreement until the Facility Termination Date. The Aggregate Commitment may permanently and ratably be reduced by the Company in multiples of $10,000,000 upon three Business Days' prior written notice. Any such reduction shall be allocated ratably between the Dollar Commitment and the Multicurrency Commitment. For each day on which the Aggregate Outstanding Credit Exposure exceeds 50% of the Aggregate Commitment, a utilization fee at the per annum rate set forth on the Pricing Schedule will accrue on the aggregate principal amount of outstanding Advances for the ratable benefit of the Lenders, payable in arrears on each Payment Date until the Facility Termination Date.

         2.6      Minimum Amount of Each Advance.

         Each Eurocurrency Advance shall be in the minimum Equivalent Amount of $5,000,000 (and in multiples of Equivalent Amounts of $1,000,000 in excess thereof, or in the case of a Multicurrency Advance, such other lesser multiple as the Administrative Agent deems appropriate), and each Floating Rate Advance (other than an Advance to repay Swingline Loans) shall be in the minimum amount of $5,000,000 (and in multiples of $1,000,000 if in excess thereof), provided, however, that any Floating Rate Advance may be in the amount of the unused Aggregate Commitment. Each Swingline Loan denominated in Dollars shall be in the minimum amount of $5,000,000 (and in multiples of $500,000 if in excess thereof) or in the case of Swingline Loans demoninated in any currency other than Dollars, such other minimum amounts and multiples as the Swingline Lender shall determine, provided however, that any Swingline Loan may be in the amount of the unused Swingline Commitment. Alternate Currency Loans shall be in such minimum amounts as are set forth in the applicable Alternate Currency Addendum.

         2.7      Prepayments.

                  (a) The Borrowers may from time to time pay, without penalty or premium, all outstanding Floating Rate Advances, or, in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof, any portion of the outstanding Floating Rate Advances upon one Business Days' prior notice to the Administrative Agent, who shall give prompt notice thereof to the Lenders.

                  (b) The Borrowers may from time to time pay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding Eurocurrency Advances, or, in a minimum aggregate Equivalent Amount of $5,000,000 or any integral multiple Equivalent Amount of $1,000,000 in excess thereof, or in the case of a Multicurrency Advance, such other lesser multiple as the Administrative Agent deems appropriate, any portion of the outstanding Eurocurrency Advances upon three Business Days' prior notice to the Administrative Agent, who shall give prompt notice thereof to the Lenders.

                  (c) If at any time, for any reason, the Aggregate Outstanding Credit Exposure of all Lenders shall exceed the Aggregate Commitment then in effect, the Borrowers shall, without notice or demand, immediately prepay the Dollar Loans and/or Multicurrency Loans such that the sum of the aggregate principal amount of Dollar Loans so prepaid and the Equivalent Amount of the aggregate principal amount of Multicurrency Loans so prepaid, at least equals the amount of such excess.

                  (d) If, at any time for any reason, either (i) the Aggregate Multicurrency Outstanding Credit Exposure of all Multicurrency Lenders exceed the Aggregate Multicurrency Commitments of the Multicurrency Lenders or
(ii) the Aggregate Dollar Outstanding Credit Exposure of all Lenders exceed the aggregate Dollar Commitments of all Lenders, the Borrowers shall, without notice or demand, immediately prepay the Multicurrency Loans in the Equivalent Amount at least equal to the excess referred to in (i) and the Dollar Loans in an amount at least equal to the excess referred to in (ii).

                  (e) Each prepayment pursuant to this Section 2.7 shall be accompanied by accrued and unpaid interest on the amount prepaid to the date of prepayment and any amounts payable under Section 3.4 in connection with such payment.

                  (f) Notwithstanding the foregoing, mandatory prepayments of Multicurrency Loans that would otherwise be required pursuant to this Section
2.7 solely as a result of fluctuations in exchange rates from time to time shall only be required to be made pursuant to this Section 2.7 on a Computation Date on the basis of the exchange rates in effect on such Computation Date.

         2.8      Method of Selecting Types and Interest Periods for New
Advances.

         The Company or the relevant Borrower shall select the Type of Advance and, in the case of each Eurocurrency Advance, the Interest Period and Agreed Currency applicable thereto from time to time. The Company or the relevant Borrower shall give the Administrative Agent irrevocable notice (a "Borrowing Notice") not later than 10:00 a.m. (Chicago time) on the Borrowing Date of each Floating Rate Advance (other than Swingline Loans), not later than 11:00 a.m. (Chicago time) three Business Days before the Borrowing Date for each Eurocurrency Advance in Dollars, and not later than 11:00 a.m. (London time) three Business Days before the Borrowing Date for each Multicurrency Advance in an Agreed Currency other than Dollars, specifying:

                  (i)      the Borrower,

                  (ii) the Borrowing Date, which shall be a Business Day, of such Advance,

                  (iii)    the aggregate amount of such Advance,

                  (iv)     the Type of Advance selected,

                  (v) in the case of each Eurocurrency Advance, the Interest Period, and Agreed Currency applicable thereto, and

                  (vi)     details relating to funds transfer for such Advance.

         The Company or the relevant Borrower shall give the Administrative Agent notice of its request not later than 2:00 p.m. Chicago time on the same Business Day such Swingline Loan is requested to be made for each Swingline Loan in Dollars and not later than 2:00 p.m. London time on the same Business Day such Swingline Loan is requested to be made for each Swingline Loan in any Agreed Currency other than Dollars. Not later than noon (Chicago time) on each Borrowing Date, each Lender shall make available its Loan or Loans in funds immediately available to the Administrative Agent at its address specified pursuant to Article XIII. The Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address.

         2.9      Conversion and Continuation of Outstanding Advances.

         Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurocurrency Advances pursuant to this Section 2.9 or are repaid in accordance with Section 2.7. Each Eurocurrency Advance shall continue as a Eurocurrency Advance until the end of the then applicable Interest Period therefor, at which time:

         (i) each such Eurocurrency Advance denominated in Dollars shall be automatically converted into a Floating Rate Advance unless (x) such Eurocurrency Advance is or was repaid in accordance with Section 2.7 or (y) the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurocurrency Advance either continue as a Eurocurrency Advance for the same or another Interest Period or be converted into a Floating Rate Advance; and

         (ii) each such Multicurrency Advance shall automatically continue as a Multicurrency Advance in the same Agreed Currency with an Interest Period of one month unless (x) such Multicurrency Advance is or was repaid in accordance with Section 2.7 or (y) the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Multicurrency Advance continue as a Multicurrency Advance for the same or another Interest Period.

         Subject to the terms of Section 2.6, the Borrower may elect from time to time to convert all or any part of an Advance of any Type into any other Type or Types of Advances denominated in the same or any other Agreed Currency (other than an Alternate Currency); provided that any conversion of any Eurocurrency Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. The Borrower shall give the Administrative Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of an Advance or continuation of a Eurocurrency Advance not later than 10:00 a.m. (Chicago time) at least one Business Day, in the case of a conversion into a Floating Rate Advance, three Business Days, in the case of a conversion into or continuation of a Eurocurrency Advance denominated in Dollars, or four Business Days, in the case of a conversion into or continuation of a Multicurrency Advance, prior to the date of the requested conversion or continuation, specifying:

         i. the requested date, which shall be a Business Day, of such conversion or continuation, and

         ii. the Agreed Currency, amount and Type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a Eurocurrency Advance, the duration of the Interest Period applicable thereto.

         2.10     Method of Borrowing.

         On each Borrowing Date, each Lender shall make available its Loan or Loans, if any, (i) if such Loan is a Dollar Loan or a Multicurrency Loan denominated in Dollars, not later than noon, Chicago time, in Federal or other funds immediately available to the Administrative Agent, in Chicago, Illinois at its address specified in or pursuant to Article XIII and, (ii) if such Loan is a Multicurrency Loan, denominated in Agreed Currency other than Dollars and subject to any applicable Alternate Currency Addendum, not later than noon, local time, in the city of the Administrative Agent's Eurocurrency Payment Office for such currency, in such funds as may then be customary for the settlement of international transactions in such currency in the city of and at the address of the Administrative Agent's Eurocurrency Payment Office for such currency. Unless the Administrative Agent determines that any applicable condition specified in Article IV has not been satisfied, the Administrative Agent will make the funds so received from the Lenders available to the relevant Borrower at the Administrative Agent's aforesaid address. Notwithstanding the foregoing provisions of this Section 2.10, to the extent that a Loan made by a Lender matures on the Borrowing Date of a requested Loan in the same currency, such Lender shall apply the proceeds of the Loan it is then making to the repayment of principal of the maturing Loan.

         2.11     Changes in Interest Rate, etc.

         Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is converted from a Eurocurrency Advance into a Floating Rate Advance pursuant to Section 2.9 to but excluding the date it becomes due or is converted into a Eurocurrency Advance pursuant to Section 2.9 hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurocurrency Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined by the Administrative Agent as applicable to such Eurocurrency Advance based upon the Borrower's selections under Sections 2.8 and 2.9 and otherwise in accordance with the terms hereof. No Interest Period may end after the Facility Termination Date.

         2.12     Rates Applicable After Default.

         Notwithstanding anything to the contrary contained in Section 2.8 or 2.9, during the continuance of a Default or Unmatured Default the Required Lenders may, at their option, by notice to the Borrowers (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of
Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued as a Eurocurrency Advance. During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrowers (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (i) each Eurocurrency Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum and (ii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Floating Rate in effect from time to time plus 2% per annum, and (iii) the LC Fee shall be increased by 2% per annum, provided that, during the continuance of a Default under Section 7.6 or 7.7, the interest rates set forth in clauses (i) and (ii) above and the increase in the LC Fee set forth in clause (iii) above shall be applicable to all Credit Extensions without any election or action on the part of the Administrative Agent or any Lender.

         2.13     Method of Payment.

         (i) Each Advance shall be repaid and each payment of interest thereon shall be paid in the currency in which such Advance was made or converted into. All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds by wire transfer to the Administrative Agent at (except as set forth in the next sentence) the Administrative Agent's address specified pursuant to Article XIII, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by noon (local time) on the date when due and (except for payments on Swingline Loans and Alternate Currency Loans and except in the case of Reimbursement Obligations for which the LC Issuer has not been fully indemnified by the Lenders or except as otherwise specifically required hereunder), shall be applied ratably by the Administrative Agent among the Lenders. All payments to be made by the Borrowers hereunder in any currency other than Dollars shall be made in such currency on the date due in such funds as may then be customary for the settlement of international transactions in such currency for the account of the Administrative Agent, at its Eurocurrency Payment Office for such currency and, except for payments of Alternate Currency Loans, shall be applied ratably by the Administrative Agent among the Lenders. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at,
(a) with respect to Floating Rate Loans and

Eurocurrency Loans denominated in Dollars, its address specified pursuant to
Article XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender and (b) with respect to Eurocurrency Loans denominated in an Agreed Currency other than Dollars, in the funds received from the Borrower at the address of the Administrative Agent's Eurocurrency Payment Office for such currency. In relation to the payment of any amount of Euro, such amount shall be made available to the Administrative Agent in immediately available, freely transferable, cleared funds to such account with such bank in London (or such other principal financial center in such Participating Member State as the Administrative Agent may from time to time nominate for this purpose) as the Administrative Agent shall from time to time nominate for this purpose.

         (ii) Notwithstanding the foregoing provisions of this Section, if, after the making of any Advance in any currency other than Dollars, currency control or exchange regulations are imposed in the country which issues such currency with the result that the type of currency in which the Advance was made (the "Original Currency") no longer exists or the relevant Borrower is not able to make payment to the Administrative Agent for the account of the Lenders in such Original Currency, then all payments to be made by the Borrowers hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Amount (as of the date of repayment) of such payment due, it being the intention of the parties hereto that the Borrowers take all risks of the imposition of any such currency control or exchange regulations. For purposes of this Section 2.13(ii), the commencement of the third stage of European Economic and Monetary Union shall not constitute the imposition of currency control or exchange regulations.

         2.14     Noteless Agreement; Evidence of Indebtedness.

         (i) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (ii) The Administrative Agent shall maintain accounts in which it will record (a) the amount of each Loan made hereunder, the Agreed Currency and Type thereof and, if applicable, the Interest Period with respect thereto, (b) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder, (c) the original stated amount of each Facility LC and the amount of LC Obligations outstanding at any time, and (d) the amount of any sum received by the Administrative Agent hereunder from the Borrowers and each Lender's share thereof.

         (iii) The entries maintained in the accounts maintained pursuant to paragraphs (i) and (ii) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Obligations in accordance with their terms.

         (iv) Any Lender may request that its Loans be evidenced by a promissory note (a "Note"). In such event, the relevant Borrower shall prepare, execute and deliver to such Lender a Note payable to the order of such Lender in a form supplied by the Administrative Agent and reasonably acceptable to the Company. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after any assignment pursuant to Section 12.3) be represented by one or more Notes (but not more than one Note for each Agreed Currency) payable to the order of the payee named therein or any assignee pursuant to Section 12.3, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in paragraphs (i) and (ii) above.

2.15     Telephonic Notices.

         The Borrowers hereby authorize the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Agreed Currencies and Types of Advances and to transfer funds based on telephonic notices given to the Administrative Agent by any person or persons listed on Schedule 8, as such Schedule may be revised by the Company from time to time in accordance with
Section 13.1, it being understood that the foregoing authorization is specifically intended to allow Borrowing Notices and Conversion/Continuation Notices to be given telephonically. The Borrowers agree to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent regarding the telephonic notice shall govern absent manifest error.

2.16     Interest Payment Dates; Interest and Fee Basis.

         Interest accrued on each Floating Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Floating Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest on Floating Rate Loans shall be calculated for actual days elapsed on the basis of a 365 or 366-day year, as appropriate. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurocurrency Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurocurrency Advance shall be payable in arrears on the last day of its applicable Interest Period, on any date on which the Eurocurrency Advance is prepaid, whether by acceleration or otherwise, and at maturity, and with respect to any Alternate Currency Loan, the date specified as the date on which interest is payable in the applicable Alternate Currency Addendum. Interest accrued on each Eurocurrency Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest, facility fees and LC Fees shall be calculated for actual days elapsed on the basis of a 360-day year, except for interest on Loans denominated in British Pounds Sterling which shall be calculated for actual days elapsed on the basis of a 365-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

2.17 Notification of Advances, Interest Rates, Prepayments and Commitment Reductions.

         Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. Promptly after notice from the LC Issuer, the Administrative Agent shall notify each Lender of the contents of each request for issuance of a Facility LC hereunder. The Administrative Agent will notify each Lender, the Company and the relevant Borrower of the interest rate applicable to each Eurocurrency Advance promptly upon determination of such interest rate and will give each Lender and the Company prompt notice of each change in the Alternate Base Rate.

2.18     Lending Installations.

         Each Lender will book its Loans and its participation in LC Obligations and the LC Issuer may book the Facility LCs at the appropriate Lending Installation listed on Schedule 4 or such other Lending Installation designated by such Lender or the LC Issuer in accordance with the final sentence of this
Section 2.18. All terms of this Agreement shall apply to any such Lending Installation and the Loans, Facility LCs, participation in LC Obligations and any Notes issued hereunder shall be deemed held by each Lender or the LC Issuer, as the case may be, for the benefit of any such Lending Installation. Each Lender and the LC Issuer may, by not less than one days' prior written notice to the Administrative Agent and the Borrowers in accordance with Article XIII, designate replacement or additional Lending Installations through which Loans will be made by it or Facility LCs will be issued by it and for whose account Loan payments or payments with respect to Facility LCs are to be made.

2.19     Non-Receipt of Funds by the Administrative Agent.

         (a) Unless the relevant Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or any payment by such Lender pursuant to Sections 2.1(a)(iv), 2.1(b)(iii) or 2.1(c)(iv), or (ii) in the case of such Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or such other rate which is customary for the settlement of overnight interbank transactions in the currency of such payment, or (y) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan. With respect to Multicurrency Advances, a payment shall be deemed to have been made by the Administrative Agent on the date on which it is required to be made under this Agreement if the Administrative Agent has, on or before that date, taken all relevant steps to make that payment. With respect to the payment of any amount denominated in Euro, the Administrative Agent shall not be liable to any Borrower or any of the Lenders in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative Agent if the Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds in Euros to the account with the bank in the principal financial center in the Participating Member State which the relevant Borrower or, as the case may be, any Lender shall have specified for such purpose. In this Section 2.19, "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time to time determine for the purpose of clearing or settling payments of Euros.

         (b) The failure of any Lender to make the Loan to be made by it as part of any Advance shall not relieve any other Lender of its obligation hereunder to make its Loan on the date of such Advance, but no Lender, except as otherwise provided in the next sentence of this Section 2.19(b), shall be responsible for the failure of a Defaulting Lender to make the Loan to be made by such Defaulting

Lender on the date of any Advance. Notwithstanding the foregoing sentence, but otherwise subject to the terms and conditions of this Agreement, the Administrative Agent shall notify each Lender of the failure by a Defaulting Lender to make a Dollar Loan required to be made by it hereunder (the amount not made available being the "Unpaid Amount"), and each Lender shall immediately transfer to the Administrative Agent on such date the lesser of such Lender's proportionate share (based on its Dollar Commitment divided by the Dollar Commitments of all Lenders that have not so failed to fund their Loans) of the Unpaid Amount and its unused Commitment. Any such transfer shall be deemed to be a Floating Rate Loan by such Lender. Each Defaulting Lender shall pay on demand to each other Lender that makes a payment under this Section 2.19(b) the amount paid by such other Lender to cover such failure, together with interest thereon, for each day from the date such payment was made until the date such other Lender has been paid such amount in full, at a rate per annum equal to the Federal Funds Effective Rate plus two percent (2%).

         2.20     Facility LCs.

                  2.20.1. Issuance. The LC Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue commercial and standby letters of credit (each, a "Facility LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time from and including the date of this Agreement and prior to the Facility Termination Date upon the request of a Borrower; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed $150,000,000, (ii) the Aggregate Dollar Outstanding Credit Exposure shall not exceed the Aggregate Dollar Commitments, and (iii) the Aggregate Outstanding Credit Exposure shall not exceed the Aggregate Commitment. No Facility LC shall have an expiry date later than the earlier of (x) the fifth Business Day prior to the Facility Termination Date and (y) one year after its issuance.

                  2.20.2. Participations. Upon the issuance or Modification by the LC Issuer of a Facility LC in accordance with this Section 2.20, the LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the LC Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Share.

                  2.20.3. Notice. Subject to Section 2.20.1, a Borrower shall give the LC Issuer notice prior to 10:00 a.m. (Chicago time) at least three Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, the LC Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Lender, of the contents thereof (including whether it is a standby or commercial letter of credit) and of the amount of such Lender's participation in such proposed Facility LC. The issuance or Modification by the LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Article IV (the satisfaction of which the LC Issuer shall have no duty to ascertain), be subject to the conditions precedent that such Facility LC shall be satisfactory to the LC Issuer and that the Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as the LC Issuer shall have reasonably requested (each, a "Facility LC Application"). In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

                  2.20.4. LC Fees. The Borrower shall pay to the Administrative Agent, for the account of the Lenders ratably in accordance with their respective Pro Rata Shares, (i) with respect to each standby Facility LC, a letter of credit fee at a per annum rate equal to the Applicable Margin in effect from time to time on the average daily undrawn stated amount under such standby Facility LC, such fee to be payable in arrears on each Payment Date and (ii) with respect to each commercial Facility LC, a one-time letter of credit fee in an amount agreed upon between the LC Issuer and the Borrower at the time of issuance calculated on the initial stated amount (or, with respect to any Modification of any such commercial Facility LC which increases the stated amount thereof, such increase in the stated amount) thereof, such fee to be payable on the date of such issuance of increase (such fee described in this sentence an "LC Fee"). The Borrower shall also pay to the LC Issuer for its own account (x) at the time of issuance of each Facility LC, a fronting fee (A) in the amount of 0.125% per annum calculated on the stated amount of each standby Facility LC, and (B) in an amount to be agreed upon between the LC Issuer and the Borrower with respect to each commercial Facility LC, and (y) documentary and processing charges in connection with the issuance or Modification of and draws under Facility LCs in accordance with the LC Issuer's standard schedule for such charges as in effect from time to time.

                  2.20.5. Administration; Reimbursement by Lenders. Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the LC Issuer shall notify the Administrative Agent and the Administrative Agent shall promptly notify the Borrower and each other Lender as to the amount to be paid by the LC Issuer as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of the LC Issuer to the Borrower and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. The LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by the LC Issuer, each Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Default or any condition precedent whatsoever, to reimburse the LC Issuer on demand for (i) such Lender's Pro Rata Share of the amount of each payment made by the LC Issuer under each Facility LC to the extent such amount is not reimbursed by the Borrower pursuant to Section 2.20.6 below, plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of the LC Issuer's demand for such reimbursement (or, if such demand is made after 11:00 a.m. (Chicago time) on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Floating Rate Advances.

                  2.20.6. Reimbursement by Borrowers. The Borrower shall be irrevocably and unconditionally obligated to reimburse the LC Issuer on or before the applicable LC Payment Date for any amounts to be paid by the LC Issuer upon any drawing under any Facility LC issued for such Borrower's account, without presentment, demand, protest or other formalities of any kind; provided that neither any Borrower nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by such Borrower or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the LC Issuer's failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. All such amounts paid by the LC Issuer and remaining unpaid by a Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (x) the rate applicable to Floating Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (y) the sum of 2% plus the rate applicable to Floating Rate Advances for such day if such day falls after such LC Payment Date. The LC Issuer will pay to each Lender ratably in accordance with its Pro Rata Share all amounts received by it from a Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by the LC Issuer, but only to the extent such Lender has made payment to the LC Issuer in respect of such Facility LC pursuant to Section 2.20.5. Subject to the terms and conditions of this Agreement (including without limitation the submission of a Borrowing Notice in compliance with Section 2.8 and the satisfaction of the applicable conditions precedent set forth in
         Article IV), a Borrower may request an Advance hereunder for the purpose of satisfying any Reimbursement Obligation.

                  2.20.7. Obligations Absolute. Each Borrower's obligations under this Section 2.20 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which a Borrower may have or have had against the LC Issuer, any Lender or any beneficiary of a Facility LC. Each Borrower further agrees with the LC Issuer and the Lenders that the LC Issuer and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. The LC Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. Each Borrower agrees that any action taken or omitted by the LC Issuer or any Lender under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Borrower and shall not put the LC Issuer or any Lender under any liability to the Borrower. Nothing in this Section 2.20.7 is intended to limit the right of a Borrower to make a claim against the LC Issuer for damages as contemplated by the proviso to the first sentence of Section 2.20.6.

                  2.20.8. Actions of LC Issuer. The LC Issuer shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the LC Issuer. The LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders or all Lenders, as the case may be in accordance with Section 8.2.2, as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 2.20, the LC Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders or, if required pursuant to Section 8.2.2, all Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Facility LC.

                  2.20.9. Indemnification. Each Borrower hereby agrees to indemnify and hold harmless each Lender, the LC Issuer and the Administrative Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Lender, the LC Issuer or the Administrative Agent may incur (or which may be claimed against such Lender, the LC Issuer or the Administrative Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the LC Issuer may incur by reason of or in connection with (i) the failure of any other Lender to fulfill or comply with its obligations to the LC Issuer hereunder (but nothing herein contained shall affect any rights the Borrower may have against any defaulting Lender) or (ii) by reason of or on account of the LC Issuer issuing any Facility LC which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to the LC Issuer, evidencing the appointment of such successor Beneficiary; provided that the Borrower shall not be required to indemnify any Lender, the LC Issuer or the Administrative Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or (y) the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this Section 2.20.9 is intended to limit the obligations of the Borrower under any other provision of this Agreement.

                  2.20.10. Lenders' Indemnification. Each Lender shall, ratably in accordance with its Pro Rata Share, indemnify the LC Issuer, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of the Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.20 or any action taken or omitted by such indemnitees hereunder.

                  2.20.11. Facility LC Collateral Account. Each Borrower agrees that it will, upon the request of the Administrative Agent or the Required Lenders and until the final expiration date of any Facility LC and thereafter as long as any amount is payable to the LC Issuer or the Lenders in respect of any Facility LC, maintain a special collateral account pursuant to arrangements satisfactory to the Administrative Agent (the "Facility LC Collateral Account") at the Administrative Agent's office at the address specified pursuant to Article XIII, in the name of such Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Lenders and in which such Borrower shall have no interest other than as set forth in Section
         8.1. Each Borrower hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders and the LC Issuer, a security interest in all of the Borrower's right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account to secure the prompt and complete payment and performance of the Obligations. The Administrative Agent will invest any funds on deposit from time to time in the Facility LC Collateral Account in certificates of deposit of Bank One having a maturity not exceeding 30 days. Nothing in this
         Section 2.20.11 shall either obligate the Administrative Agent to require the Borrower to deposit any funds in the Facility LC Collateral Account, obligate the Borrower to deposit any funds in the Facility LC Collateral Account or limit the right of the Administrative Agent to release any funds held in the Facility LC Collateral Account in each case other than as required by Section 8.1.

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

                  2.20.12. Rights as a Lender. In its capacity as a Lender, the LC Issuer shall have the same rights and obligations as any other Lender

2.21     Market Disruption.

         Notwithstanding the satisfaction of all conditions referred to in
Article II and Article IV with respect to any Advance in any Agreed Currency other than Dollars, if there shall occur on or prior to the date of such Advance any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the reasonable opinion of the Administrative Agent or the Required Lenders make it impracticable for the Eurocurrency Loans comprising such Advance to be denominated in the Agreed Currency specified by the relevant Borrower, then the Administrative Agent shall forthwith give notice thereof to the Borrowers and the Lenders, and such Loans shall not be denominated in such Agreed Currency but shall be made on such Borrowing Date in Dollars, in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related Borrowing Notice or Conversion/Continuation Notice, as the case may be, as Floating Rate Loans, unless the relevant Borrower notifies the Administrative Agent at least two Business Days before such date that (i) it elects not to borrow on such date or (ii) it elects to borrow on such date in a different Agreed Currency, as the case may be, in which the denomination of such Loans would in the opinion of the Administrative Agent and the Required Lenders be practicable and in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related Borrowing Notice or Conversion/Continuation Notice, as the case may be.

2.22     Judgment Currency.

         If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from any Borrower hereunder in the currency expressed to be payable herein (the "specified currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent's main Chicago office on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of the Borrowers in respect of any sum due to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in the specified currency, the Borrowers agree, to the fullest extent that they may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under
Section 12.2, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to the relevant Borrower.

         2.23     Payment Provisions Relating to the Euro.

                  (a) Any amount payable by the Administrative Agent to the Lenders under this Agreement in the currency of a Participating Member State shall be paid in the Euro.

                  (b) If, in relation to the currency of any Subsequent Participant, the basis of accrual of interest or fees expressed in this Agreement with respect to such currency shall be inconsistent with any convention or practice in the London Interbank Market or, as the case may be, the Paris Interbank Market for the basis of accrual of interest or fees in respect of the Euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such Subsequent Participant becomes a Participating Member State; provided, that if any Loan in the currency of such Subsequent Participant is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Loan, at the end of the then current Interest Period.

                  (c) Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU legislation and (i) without prejudice to the respective liabilities for indebtedness of the Borrowers to the Lenders and the Lenders to the Borrowers under or pursuant to this Agreement and
(ii) without increasing the Multicurrency Commitment of any Lender:

                  (y) each reference in this Agreement to a minimum amount (or an integral multiple thereof) in a national currency denomination of a Subsequent Participant to be paid to or by the Administrative Agent shall, immediately upon such Subsequent Participant becoming a Participating Member State, be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in Euros as the Administrative Agent may from time to time specify; and

                  (z) except as expressly provided in this Section 2.23, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be necessary or appropriate.

         2.24     Redenomination and Alternative Currencies.

         Each obligation under this Agreement of a party to this Agreement which has been denominated in the national currency unit of a Subsequent Participant state shall be redenominated into the Euro in accordance with EMU legislation immediately upon such Subsequent Participant becoming a Participating Member State (but otherwise in accordance with EMU Legislation).

         2.25     Replacement of Lender.

         If any Borrower is required pursuant to Section 3.1, 3.2 or 3.5 to make any additional payment to any Lender or if any Lender's obligation to make or continue, or to convert Floating Rate Advances into, Eurocurrency Advances shall be suspended pursuant to Section 3.3, or if any Lender shall become a Defaulting Lender (any Lender so affected an "Affected Lender"), the Company may elect, if such amounts continue to be charged or such suspension is still effective, to replace such Affected Lender as a Lender party to this Agreement, provided that no Default or Unmatured Default shall have occurred and be continuing at the time of such replacement, and provided further that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Company and the Administrative Agent shall agree, as of such date, to purchase for cash the Advances and other Obligations due to the Affected Lender pursuant to an assignment substantially in the form of Exhibit C and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of Section 12.3 applicable to assignments, and (ii) the Borrowers shall pay to such Affected Lender in same day funds on the day of such replacement all interest, fees and other amounts then accrued but unpaid to such Affected Lender by the Borrowers hereunder to and including the date of termination, including without limitation payments due to such Affected Lender under Sections 3.1, 3.2 and 3.5. Nothing herein shall release any Defaulting Lender from any obligation it may have to any Borrower, the Administrative Agent or any other Lender.

         2.26     Application of Payments with Respect to Defaulting Lenders.

         No payments of principal, interest or fees delivered to the Administrative Agent for the account of any Defaulting Lender shall be delivered by the Administrative Agent to such Defaulting Lender. Instead, such payments shall, for so long as such Defaulting Lender shall be a Defaulting Lender, be held by the Administrative Agent, and the Administrative Agent is hereby authorized and directed by all parties hereto to hold such funds in escrow and apply such funds as follows:

                  (a) First, if applicable to any payments due to the Swingline Lender under Section 2.1(b)(iii); and

                  (b) Second, to Loans required to be made by such Defaulting Lender on any Borrowing Date to the extent such Defaulting Lender fails to make such Loans.

         Notwithstanding the foregoing, upon the termination of the Commitments and the payment and performance of all of the Obligations (other than those owing to a Defaulting Lender), any funds then held in escrow by the Administrative Agent pursuant to the preceding sentence shall be distributed to each Defaulting Lender, pro rata in proportion to amounts that would be due to each Defaulting Lender but for the fact that it is a Defaulting Lender.

                                  ARTICLE III.

                             YIELD PROTECTION; TAXES

         3.1      Yield Protection.

                  (a) If, on or after the date of this Agreement, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation or the LC Issuer with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

         (i) subjects any Lender or any applicable Lending Installation or the LC Issuer to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender or the LC Issuer in respect of its Eurocurrency Loans, Facility LCs or participations therein, or

         (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation or the LC Issuer (other than reserves and assessments taken into account in determining the interest rate applicable to Eurocurrency Advances), or

         (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation or the LC Issuer of maintaining its Commitment or making, funding or maintaining its Eurocurrency Loans (including, without limitation, any conversion of any Loan denominated in an Agreed Currency other than Euro into a Loan denominated in Euro), or of issuing or participating in Facility LCs, or reduces any amount receivable by any Lender or any applicable Lending Installation or the LC Issuer in connection with its Eurocurrency Loans, Facility LCs or participations therein, or requires any Lender or any applicable Lending Installation or the LC Issuer to make any payment calculated by reference to its Commitment or the amount of Eurocurrency Loans, Facility LCs or participations therein held or interest or LC fees received by it, by an amount deemed material by such Lender or the LC Issuer as the case may be, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation or the LC Issuer, as the case may be, of making or maintaining its Eurocurrency Loans (including, without limitation, any conversion of any Loan denominated in an Agreed Currency other than Euro into a Loan denominated in Euro) or Commitment or of issuing or participating in Facility LCs or to reduce the return received by such Lender or applicable Lending Installation or the LC Issuer, as the case may be, in connection with such Eurocurrency Loan, or Commitment, Facility LCs or participations therein, then, within 30 days of demand by such Lender or the LC Issuer, as the case may be, the relevant Borrower shall pay such Lender or the LC Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the LC Issuer for such increased cost or reduction in amount received.

                  (b) Non-U.S. Reserve Costs or Fees With Respect to Loans to Non-U.S. Borrowers. If any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive of any jurisdiction outside of the United States of America or any subdivision thereof (whether or not having the force of law) imposes or deems applicable any reserve requirement against or fee with respect to assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation or the LC Issuer, and the result of the foregoing is to increase the cost to such Lender or applicable Lending Installation or the LC Issuer of making or maintaining its Eurocurrency Loans or of issuing or participating in Facility LCs to any Borrower that is not incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Borrower") or its Commitment to any Non-U.S. Borrower or to reduce the return received by such Lender or applicable Lending Installation or the LC Issuer in connection with such Eurocurrency Loans, Facility LCs or participations therein to any Non-U.S. Borrower or Commitment to any Non-U.S. Borrower, then, within 30 days of demand by such Lender or the LC Issuer, such Non-U.S. Borrower shall pay such Lender or the LC Issuer such additional amount or amounts as will compensate such Lender or the LC Issuer, as the case may be, for such increased cost or reduction in amount received, provided that such Non-U.S. Borrower shall not be required to compensate any Lender or the LC Issuer for such non-U.S. reserve costs or fees to the extent that an amount equal to such reserve costs or fees is received by such Lender or LC Issuer as a result of the calculation of the interest rate applicable to Eurocurrency Advances pursuant to clause (i)(b) of the definition of "Eurocurrency Rate."

         3.2      Changes in Capital Adequacy Regulations.

         If a Lender or the LC Issuer determines the amount of capital required or expected to be maintained by such Lender or the LC Issuer, any Lending Installation of such Lender or the LC Issuer or any corporation controlling such Lender or the LC Issuer is increased as a result of a Change (as defined below), then, within 15 days of demand by such Lender or the LC Issuer, the Company shall pay such Lender or the LC Issuer the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender or the LC Issuer determines is attributable to this Agreement, its Outstanding Credit Exposure or its Commitment to make Loans and issue or participate in Facility LCs, as the case may be, hereunder (after taking into account such Lender's or the LC Issuer's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or the LC Issuer or any Lending Installation or any corporation controlling any Lender or the LC Issuer. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

         3.3      Availability of Types of Advances.

         If any Lender determines that maintenance of its Eurocurrency Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (i) deposits of a type, currency and maturity appropriate to match fund Eurocurrency Advances are not available or (ii) the interest rate applicable to Eurocurrency Advances does not accurately reflect the cost of making or maintaining Eurocurrency Advances, then the Administrative Agent shall suspend the availability of Eurocurrency Advances and require any affected Eurocurrency Advances to be repaid or converted to Floating Rate Advances at the end of the then current Interest Period for the affected Eurocurrency Advance.

         3.4      Funding Indemnification.

         If any payment of a Eurocurrency Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurocurrency Advance is not made on the date specified by a Borrower for any reason other than default by the Lenders, the Borrowers will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Eurocurrency Advance.

         3.5      Taxes.

         (i) All payments by the Borrowers to or for the account of any Lender, the LC Issuer or the Administrative Agent hereunder or under any Note or Facility LC Application shall be made free and clear of and without deduction for any and all Taxes. If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender, the LC Issuer or the Administrative Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender, the LC Issuer or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and
(d) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

         (ii) In addition, the Borrowers hereby agree to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or Facility LC Application or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Facility LC Application ("Other Taxes").

         (iii) The Borrowers hereby agree to indemnify the Administrative Agent, the LC Issuer and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 3.5) paid by the Administrative Agent, the LC Issuer or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Administrative Agent, the LC Issuer or such Lender makes demand therefor pursuant to Section 3.6.

         (iv) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Lender") agrees that it will, not less than ten Business Days after the date of this Agreement,
(i) deliver to each of the Company and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement from the Company and any other Borrower that is not a Non-U.S. Borrower without deduction or withholding of any United States federal income taxes, or (ii) deliver to each of the Company and the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Company and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Company or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Company and the Administrative Agent that it is not capable of receiving payments from the Company and any other Borrower other than a Non-U.S. Borrower without any deduction or withholding of United States federal income tax.

         (v) For any period during which a Non-U.S. Lender has failed to provide the Company with an appropriate form pursuant to clause (iv), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.5 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv), above, the Company shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

         (vi) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Company (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate. Each Multicurrency Lender which is neither a resident of the United Kingdom nor a bank carrying on a bona fide banking business in the United Kingdom agrees to furnish, on or before the date such Lender makes a Loan to a Borrower in the United Kingdom or denominated in British Pounds Sterling, to the Administrative Agent, the Company and any relevant Subsidiary Borrower evidence satisfactory to the Administrative Agent and the

Company that such Lender has filed with the United Kingdom Inland Revenue a "Claim on Behalf of a United States Domestic Corporation to Relief from United Kingdom Income Tax on Interest and Royalties Arising in the United Kingdom" or other appropriate form or forms of exemption from withholding tax and received from the Inland Revenue authority that payments to such Lender by the relevant Borrower hereunder may be made gross; provided that such Lender's failure to furnish such evidence shall not relieve the Company or any Subsidiary Borrower of any of their respective obligations under this Agreement, except as otherwise provided in this Section 3.5.

         (vii) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered its exemption from withholding ineffective), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent). The obligations of the Lenders under this Section 3.5(vii) shall survive the payment of the Obligations and termination of this Agreement.

         3.6      Lender Statements; Survival of Indemnity.

         To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurocurrency Loans to reduce any liability of the Borrowers to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of Eurocurrency Advances under Section 3.3, so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrowers (with a copy to the Administrative Agent) as to the amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrowers in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurocurrency Loan shall be calculated as though each Lender funded its Eurocurrency Loan through the purchase of a deposit of the type, currency and maturity corresponding to the deposit used as a reference in determining the Eurocurrency Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrowers of such written statement. The obligations of the Borrowers under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement.

                                  ARTICLE IV.

                              CONDITIONS PRECEDENT

         4.1      Initial Credit Extension.

         The Lenders shall not be required to make the initial Credit Extension hereunder unless the Borrowers have satisfied the following conditions:

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

                  (a) Each Borrower has furnished to the Administrative Agent with sufficient copies for the Lenders:

         (i) Copies of the articles or certificate of incorporation of such Borrower, together with all amendments, and a certificate of good standing, each certified by the appropriate governmental officer in its jurisdiction of incorporation.

         (ii) Copies, certified by the Secretary or Assistant Secretary of such Borrower, of its by-laws or code of regulations and of its Board of Directors' resolutions and of resolutions or actions of any other body authorizing the execution of the Loan Documents to which such Borrower is a party.

         (iii) An incumbency certificate, executed by the Secretary or Assistant Secretary of such Borrower, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of such Borrower authorized to sign the Loan Documents to which such Borrower is a party, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by such Borrower.

         (iv) A certificate, signed by the Chief Financial Officer or Treasurer of such Borrower, stating that on the initial Credit Extension Date no Default or Unmatured Default has occurred and is continuing.

         (v) A written opinion of such Borrower's counsel, addressed to the Lenders in substantially the form of Exhibit A.

         (vi) Any Notes requested by a Lender pursuant to Section 2.14 payable to the order of each such requesting Lender.

         (vii) Written money transfer instructions, in substantially the form of Exhibit D, addressed to the Administrative Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.

         (viii) A pro forma covenant compliance certificate in form and substance reasonably satisfactory to the Administrative Agent from the Chief Financial Officer or Treasurer of the Company.

         (ix)     The Guaranty, duly executed by the Company.

         (x) If the initial Credit Extension will be the issuance of a Facility LC, a properly completed Facility LC Application.

         (xi) Such other documents as any Lender or its counsel may have reasonably requested.

                  (b) The presentation of evidence satisfactory to the Administrative Agent that the Five-Year Credit Agreement dated as of March 31, 1999 among the Borrowers, and the lenders party thereto and the agent named therein shall terminate and all indebtedness, liabilities, and obligations outstanding thereunder shall be paid in full or will be paid from the proceeds of the initial Advance.

                  (c) The presentation of evidence satisfactory to the Administrative Agent that the 364-Day Credit Agreement dated March 28, 2002, among the Borrowers and the lenders party thereto and the agent named therein shall have been terminated and all indebtedness, liabilities, and obligations outstanding thereunder shall have been paid in full or will be paid from the proceeds of the initial Advance.

                  (d) Payment of the fees described in the letter agreement referred to in Section 10.13.

         4.2      Each Credit Extension

         The Lenders shall not be required to make, continue or convert any Credit Extension, and the Swingline Lender shall not be required to make any Swingline Loan, unless on the applicable Credit Extension Date or date of conversion or continuation:

         (i)      There exists no Default or Unmatured Default.

         (ii) The representations and warranties contained in Article V (other than Section 5.5, 5.7 and 5.15) are true and correct in all material respects as of such Credit Extension Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

         (iii) All legal matters incident to the making of such Credit Extension shall be satisfactory to the Lenders and their counsel.

         (iv) Each Borrowing Notice or request for the issuance of a Facility LC with respect to each such Credit Extension shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(i) and (ii) have been satisfied.

                                   ARTICLE V.

                         REPRESENTATIONS AND WARRANTIES

         The Company and each of the Borrowers represents and warrants to the Lenders that:

         5.1      Existence and Standing.

         Each of the Company and its Significant Subsidiaries is a corporation, partnership (in the case of Subsidiaries only) or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         5.2      Authorization and Validity.

         Each Borrower has the power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by each Borrower of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate or other proceedings, and the Loan Documents to which such Borrower is a party constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         5.3      No Conflict; Government Consent.

         Neither the execution and delivery by the Borrowers of the Loan Documents to which they are a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate
(i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on any Borrower or (ii) any Borrower's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, code or regulations, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which any Borrower is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of any Borrower pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by a Borrower, is required to be obtained by any Borrower in connection with the execution and delivery of the Loan Documents, the borrowings under this Agreement, the payment and performance by such Borrower of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents.

         5.4      Financial Statements.

         The following consolidated financial statements heretofore delivered to the Lenders were prepared in accordance with Agreement Accounting Principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Company and its Subsidiaries at such date and the consolidated results of their operations for the period then ended, subject, in the case of such interim statements, to routine year-end audit adjustments:

         (i) June 30, 2002 audited consolidated financial statements of the Company and its Subsidiaries; and;

         (ii) December 31, 2002 unaudited interim consolidated financial statements of the Company and its Subsidiaries.

         5.5      Material Adverse Change.

         Since June 30, 2002 there has been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

         5.6      Taxes.

         The Company and its Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Company or any of its Subsidiaries, except such taxes, if any, as are being

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contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists. No tax liens have been filed and no claims are being asserted with respect to any such taxes which could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

         5.7      Litigation and Contingent Obligations.

         Except as set forth on Schedule 7, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Company or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Credit Extensions. As of the date of this Agreement, other than any liability incident to any litigation, arbitration or proceeding which (i) could not reasonably be expected to have a Material Adverse Effect or (ii) is set forth on Schedule 7, the Company has no material Contingent Obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

         5.8      Subsidiaries.

         Schedule 1 contains an accurate list of all Subsidiaries of the Company (other than immaterial or inactive Subsidiaries) and each Subsidiary Borrower as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by the Company or other Subsidiaries. All of the issued and outstanding shares of capital stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable, except to the extent that the lack of such status could not reasonably be expected to have a Material Adverse Effect. The Company may amend Schedule 1 from time to time by delivering to the Administrative Agent an updated list of Subsidiaries, and the Company may designate any Subsidiary thereon which is directly or indirectly 80% (or, in the case of R.P. Scherer S.A., 75%) or more owned by the Company as a Subsidiary Borrower hereunder so long as (a) the Company guarantees the obligations of such new Subsidiary Borrower pursuant to the terms of the Guaranty, (b) such new Subsidiary Borrower delivers all corporate or organizational documents and authorizing resolutions and legal opinions reasonably requested by the Administrative Agent and (c) such new Subsidiary Borrower agrees to the terms and conditions of this Agreement and the Borrowers and the new Subsidiary Borrower execute all agreements and take such other action reasonably requested by Administrative Agent. Schedule 1 may be amended to remove any Subsidiary as a Subsidiary Borrower upon (i) written notice by the Company to the Administrative Agent to such effect and (ii) repayment in full of all outstanding Loans of such Subsidiary Borrower.

         5.9      ERISA.

         The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed 2% of Adjusted Tangible Net Worth. Each Single Employer Plan complies in all material respects with all applicable requirements of law and regulations where the failure to so comply could reasonably be expected to have a Material Adverse Effect. No Reportable Event has occurred with respect to any Plan where such occurrence could reasonably be expected to have a Material Adverse Effect. Neither the Company or any of its Significant Subsidiaries has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Single Employer Plan where in either instance a liability in excess of 2% of Adjusted Tangible Net Worth could reasonably be expected to result.

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

         5.10     Accuracy of Information.

         No information, exhibit or report furnished by the Company or any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading; provided, however, that to the extent any such information, exhibits or reports include or incorporate by reference any forward-looking statement (each, a "Forward-Looking Statement") which reflects the Company's current view (as of the date such Forward-Looking Statement is made) with respect to future events, prospects, projections or financial performance, such Forward-Looking Statement is subject to uncertainties and other factors which could cause actual results to differ materially from such Forward-Looking Statement.

         5.11     Regulation U.

         Margin stock (as defined in Regulation U) constitutes less than 25% of the value of those assets of the Company and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

         5.12     Maintenance of Property.

                  The Company and its Subsidiaries, maintain all Property and keep such Property in good repair, working order and condition in accordance with customary and prudent business practices for similar businesses, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

         5.13     Insurance.

         The Company, and each Significant Subsidiary, maintains as part of a self-insurance program or with financially sound and reputable insurance companies insurance on all their Property in such amounts (with such customary deductibles, exclusions and self-insurance) and covering such risks as is consistent with sound business practice.

         5.14     Plan Assets; Prohibited Transactions.

         The Company is not an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of Credit Extensions hereunder gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

         5.15     Environmental Matters.

         In the ordinary course of its business, the officers of the Company consider the effect of Environmental Laws on the business of the Company and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Company due to Environmental Laws. On the basis of this consideration, the Company has concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

         5.16     Investment Company Act.

         Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         5.17     Public Utility Holding Company Act.

         Neither the Company nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         5.18     Default.

         There exists no Default or Unmatured Default under Article VII of this Agreement.

         5.19     Reportable Transaction.

         Neither the Company nor any Subsidiary intends to treat the Advances and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Company or any Subsidiary determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof.

                                  ARTICLE VI.

                                   COVENANTS

         During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

         6.1      Financial Reporting.

         The Company will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with Agreement Accounting Principles, and furnish to the Lenders:

         (i) Within 120 days after the close of each of its fiscal years, an unqualified (except for qualifications relating to changes in accounting principles or practices reflecting changes in Agreement Accounting Principles and required or approved by the Company's independent certified public accountants) audit report certified by independent certified public accountants reasonably acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated basis for itself and its Subsidiaries, including balance sheets as of the end of such period, related profit and loss statements, and a statement of cash flows.

         (ii) Within 60 days after the close of each of the first three quarterly periods of each fiscal year, for itself and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and consolidated unaudited profit and loss statements and a consolidated unaudited statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its Chief Financial Officer, Controller, or Treasurer.

         (iii) Together with the financial statements required under Sections 6.1(i) and (ii), a compliance certificate in substantially the form of Exhibit B signed by its Chief Financial Officer,

Controller, or Treasurer and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

         (iv) As soon as possible and in any event within 10 Business Days after the Company knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the Chief Financial Officer, Controller, or Treasurer of the Company, describing said Reportable Event and the action which the Company proposes to take with respect thereto.

         (v) As soon as possible and in any event within 10 Business Days after receipt by the Company, a copy of (a) any notice or claim to the effect that the Company or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Company, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and
(b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Company or any of its Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         (vi) Such other information (including non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

         6.2      Use of Proceeds.

         The Company will, and will cause each Subsidiary to, use the proceeds of the Credit Extensions for general corporate purposes, including Acquisitions. The Company will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U).

         6.3      Notice of Default.

         The Company will, and will cause each Borrower and Significant Subsidiary to, give prompt notice in writing to the Administrative Agent of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

         6.4      Conduct of Business; Maintenance of Property.

         The Company will, and will cause each Significant Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted or fields related thereto (except that the Company and its Significant Subsidiaries shall have no duty to renew or extend contracts which expire by their terms) and do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, unless the failure to do so could not reasonably be expected to have a Material Adverse Effect. The Company will, and will cause each Significant Subsidiary, to maintain, preserve and protect all Property and keep such property in good repair, working order and condition and from time to time make, or cause to be made all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times in accordance with customary and prudent business practices for similar businesses, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

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

         6.5      Taxes.

         The Company will, and will cause each Significant Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         6.6      Insurance.

         The Company will, and will cause each Significant Subsidiary to, maintain as part of a self-insurance program or with financially sound and reputable insurance companies insurance on all their Property in such amounts (with such customary deductibles, exclusions and self-insurance) and covering such risks as is consistent with sound business practice.

         6.7      Compliance with Laws.

         The Company will, and will cause each Significant Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         6.8      Inspection.

         The Company will, and will cause each Significant Subsidiary to, permit the Administrative Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, books and financial records of the Company and each Significant Subsidiary, to examine and make copies of the books of accounts and other financial records of the Company and each Significant Subsidiary, and to discuss the affairs, finances and accounts of the Company and each Significant Subsidiary with, and to be advised as to the same by, their respective officers upon reasonable prior notice at such reasonable times and intervals as the Administrative Agent or any Lender may designate, provided that neither the Company nor any of its Subsidiaries shall be responsible for the costs and expenses incurred by the Administrative Agent, any Lender, or their representatives in connection with such inspection prior to the occurrence and continuation of a Default.

         6.9      Merger.

         The Company will not, nor will it permit any Significant Subsidiary to, merge or consolidate with or into any other Person, except that, provided that no Default or Unmatured Default shall have occurred and be continuing or would result therefrom on a pro forma basis reasonably acceptable to the Administrative Agent, the Company may merge or consolidate with any other U.S. corporation and each Significant Subsidiary may merge or consolidate with any other Person, provided, further, that (i) in the case of any such merger or consolidation involving the Company, the Company is the surviving corporation and (ii) in the case of any such merger or consolidation involving a Significant Subsidiary which is a Subsidiary Borrower, the surviving corporation assumes all of such Borrower's obligations under this Agreement and remains or becomes a Subsidiary Borrower.

         6.10     Sale of Assets.

         The Company will not, nor will it permit any Significant Subsidiary to, lease, sell or otherwise dispose of its Property, to any other Person (other than the Company or another Subsidiary), except:

         (i)      Sales of inventory in the ordinary course of business.

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

         (ii) Sales or other dispositions in the ordinary course of business of fixed assets for the purpose of replacing such fixed assets, provided that such fixed assets are replaced within 360 days of such sale or other disposition with other fixed assets which have a fair market value not materially less than the fixed assets sold or otherwise disposed of.

         (iii) Sales or other dispositions outside the ordinary course of business of accounts receivable, lease receivables, leases or equipment which had been leased by the Company or such Significant Subsidiary, provided that any such sale or other disposition is for reasonably equivalent value and could not reasonably be expected to have a Material Adverse Effect.

         (iv) Other leases, sales (including sale-leasebacks) or other dispositions of its Property that, together with all other Property of the Company and its Subsidiaries previously leased, sold or disposed of (other than as provided in clauses (i), (ii) and (iii) above) as permitted by this Section during the twelve-month period ending with the month prior to the month in which any such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the Property of the Company and its Subsidiaries, or together with all other Property of the Company and its Subsidiaries previously leased, sold or disposed of (other than as provided in clauses (i) and (ii) above) as permitted by this Section during the period from the date of this Agreement to the end of the month prior to the month in which any such lease, sale or other disposition occurs, do not constitute 35% of the consolidated assets of the Company and its Subsidiaries as would be shown in the consolidated financial statements of the Company and its Subsidiaries as at the beginning of the fiscal year in which any such lease, sale or other disposition occurs.

         Notwithstanding anything in this Section 6.10 to the contrary, (a) no such leases, sales or other dispositions of property may be made (other than pursuant to clause (i) above) if any Default or Unmatured Default has occurred and is continuing, and (b) all leases, sales and other dispositions of Property at any time shall be for not less than the fair market value of such Property as determined in good faith by the Company.

         6.11     Investments.

         The Company will not, nor will it permit any Significant Subsidiary to, make or suffer to exist any Investments, or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, except:

         (i)      Cash Equivalent Investments.

         (ii)     Investments in Subsidiaries.

         (iii)    other Investments in existence on the date hereof.

         (iv) Other Investments provided that the aggregate amount of such Investments made in any fiscal year does not exceed 25% of Adjusted Tangible Net Worth as of the beginning of such fiscal year.

         6.12     Liens.

         The Company will not, nor will it permit any Significant Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Company or any of its Significant Subsidiaries, except:

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

         (i) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books.

         (ii) Liens imposed by law, such as landlord's, carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books.

         (iii) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation (other than Liens in favor of the PGBC).

         (iv) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Company or its Subsidiaries.

         (v)      Liens existing on the date hereof.

         (vi) Liens on any assets which exist at the time of acquisition of such assets by the Company or any of its Subsidiaries, or liens to secure the payment of all of any part of the purchase price of such assets upon the acquisition of such assets by the Company or any of its Subsidiaries or to secure any Indebtedness incurred or guaranteed by the Company or any of its Subsidiaries prior to, at the time, of or within 360 days after, such acquisition (or, in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later), which Indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon, provided, however, that in the case of any such acquisition, construction or improvement, the Lien shall not apply to such assets theretofore owned by the Company or any of its Subsidiaries other than, in the case of any such construction or improvement, any real property on which the property so constructed, or the improvement, is located, provided further, however, that the aggregate outstanding principal amount of Indebtedness secured by Liens permitted by this Section 6.12(vi) shall not at any time exceed 10% of Adjusted Tangible Net Worth.

         (vii) Liens in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction), of the assets subject to such liens (including without limitation liens incurred in connection with pollution control, industrial revenue or similar financings).

         (viii) Any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in the foregoing clauses, provided, however, that the principal amount of Indebtedness secured thereby shall not exceed the principal amount of Indebtedness so secured prior to such extension, renewal or replacement and that such extension, renewal or replacement Lien shall be limited to all or a part of the assets which secured the Lien so extended, renewed or replaced (plus improvements and construction on such real property).

         (ix) So long as no Default under Section 7.9 would occur in connection therewith, Liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Liens arising out of judgments or awards against the Company or any of its Subsidiaries with respect to which the Company or such Subsidiary is in good faith prosecuting an appeal or proceeding for review or for which the time to make an appeal has not yet expired; or final unappealable judgment Liens which are satisfied within 15 days of the date of judgment; or Liens incurred by the Company or any of its Subsidiaries for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Company or such Subsidiary is a party.

         (x)      Liens securing Indebtedness described in Section 6.15(iv) and
(v).

         (xi) Liens securing Indebtedness and not otherwise permitted by the foregoing provisions of this Section 6.12, provided that the aggregate outstanding principal amount of the Indebtedness secured by all such Liens shall not at any time exceed 25% of Adjusted Tangible Net Worth.

         6.13     Subsidiary Indebtedness.

         The Company will not permit any Subsidiary to create, incur or suffer to exist any Indebtedness, except:

         (i)      The Loans and the Reimbursement Obligations.

         (ii) Indebtedness outstanding on the date of this Agreement or incurred pursuant to commitments in existence on the date of this Agreement.

         (iii) Indebtedness of any Subsidiary to the Company or any other Subsidiary.

         (iv) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that such Indebtedness existed at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary.

         (v) Any refunding or refinancing of any Indebtedness referred to in clauses (i) through (iv) above, provided that any such refunding or refinancing of Indebtedness referred to in clause (ii), (iii) or (iv) does not increase the principal amount thereof.

         (vi) Indebtedness arising from (a) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, or (b) the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business.

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

         (vii) Indebtedness arising from guarantees of loans and advances by third parties to employees and officers of a Subsidiary in the ordinary course of business for bona fide business purposes, provided that the aggregate outstanding principal amount of such Indebtedness does not at any time exceed $100,000,000.

         (viii) Indebtedness of a Subsidiary arising from agreements providing for indemnification, adjustment of purchase price or similar obligations or from guarantees, letters of credit, surety bonds or performance bonds securing any obligations of the Company or any of its Subsidiaries incurred or assumed in connection with the disposition of any business, property or Subsidiary.

         (ix)     Indebtedness arising from Rate Hedging Obligations.

         (x)      Contingent Obligations.

         (xi) Indebtedness outstanding under investment grade commercial paper programs.

         (xii) Other Indebtedness; provided that, at the time of the creation, incurrence or assumption of such other Indebtedness and after giving effect thereto, the aggregate amount of all such other Indebtedness of the Subsidiaries does not exceed an amount equal to 25% of Adjusted Tangible Net Worth at such time.

         6.14     Limitation on Restrictions on Significant Subsidiary
Distributions.

         The Company will not, and will not permit any Significant Subsidiary to, enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Significant Subsidiary of the Company to
(i) pay dividends or make any other distributions in respect of any capital stock of such Subsidiary held by, or pay any Indebtedness owed to, the Company or any other Subsidiary of the Company, (ii) make loans or advances to the Company or any other Subsidiary of the Company or (iii) transfer any of its assets to the Company or any other Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of (a) any restrictions existing under the Loan Documents, (b) any restrictions with respect to a Significant Subsidiary imposed pursuant to an agreement which has been entered into in connection with the disposition of all or substantially all of the capital stock or assets of such Subsidiary, and (c) any restrictions with respect to assets encumbered by a Lien permitted by Section 6.12 so long as such restriction applies only to the asset encumbered by such permitted Lien.

         6.15     Contingent Obligations.

         The Company will not, nor will it permit any Subsidiary to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary), except
(i) by endorsement of instruments for deposit or collection in the ordinary course of business, (ii) the Reimbursement Obligations, (iii) the Guaranty, (iv) Contingent Obligations of special-purpose finance Subsidiaries, provided that no Person has recourse against the Company or any Significant Subsidiary for such Contingent Obligations, (v) Contingent Obligations arising from the sale by Pyxis Corporation of lease receivables, leases or equipment, provided that the aggregate amount of such Contingent Obligations do not at any time exceed 10% of Adjusted Tangible Net Worth, (vi) Contingent Obligations arising out of operating or synthetic leases entered into by Subsidiaries of the Company, provided that the aggregate amount of such Contingent Obligations do not at any time exceed 25% of Adjusted Tangible Net Worth, and (vii) Contingent Obligations in addition to,

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

and including additional amounts of, those described in (i)-(vi) above, provided that the aggregate amount of such additional Contingent Obligations (without duplication) do not at any time exceed 25% of Adjusted Tangible Net Worth.

         6.16     Minimum Net Worth.

         The Company shall not permit its Net Worth to be less than $4,100,000,000 at any time.

                                  ARTICLE VII.

                                    DEFAULTS

         The occurrence of any one or more of the following events shall constitute a Default:

         7.1. Any representation or warranty made or deemed made by or on behalf of the Company or any of its Subsidiaries to the Lenders or the Administrative Agent under or in connection with this Agreement, any Credit Extension, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made.

         7.2. Nonpayment of principal of any Loan within one Business Day after the same becomes due, nonpayment of any Reimbursement Obligation within one Business Day after the same becomes due, or nonpayment of interest upon any Loan or of any facility fee, LC Fee or other Obligations under any of the Loan Documents within five days after the same becomes due.

         7.3. The breach by the Company of Sections 6.3, 6.9, 6.10, 6.13, 6.15, or 6.16.

         7.4. The breach by any Borrower (other than a breach which constitutes a Default under another Section of this Article VII) of any of the terms or provisions of this Agreement which is not remedied within thirty days after written notice from the Administrative Agent or any Lender.

         7.5. Failure of the Company or any of its Significant Subsidiaries to pay when due any principal, interest or other amounts, subject to any applicable grace period, or the default by the Company or any of its Significant Subsidiaries in the performance beyond the applicable grace period with respect thereto, if any, of any term, provision or condition contained in the 364-Day Credit Agreement or any agreement or agreements under which any Indebtedness in excess of 2% of Adjusted Tangible Net Worth was created or is governed, or any other event shall occur or condition exist, the effect of which default or event is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Company or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the Company or any of its Significant Subsidiaries shall not pay, or admit in writing its inability to pay, its debts generally as they become due.

         7.6. The Company or any of its Significant Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.6 or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7.

         7.7. Without the application, approval or consent of the Company or any of its Significant Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Company or any of its Significant Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.6(iv) shall be instituted against the Company or any of its Significant Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 consecutive days.

         7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of the Company and its Subsidiaries which, when taken together with all other Property of the Company and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such action occurs, constitutes a Substantial Portion.

         7.9. The Company or any of its Significant Subsidiaries shall fail within 60 days to pay, bond or otherwise discharge one or more (i) judgments or orders for the payment of money (not covered by insurance)in excess of 2% of Adjusted Tangible Net Worth (or the equivalent thereof in currencies other than U.S. Dollars) in the aggregate, or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgment(s), in either such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith.

         7.10. Any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of 2% of Adjusted Tangible Net Worth which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Single Employer Plan with Unfunded Liabilities in excess of $50,000,000 (a "Material Plan") shall be filed under Section 4041(c) of ERISA by any member of the Controlled Group, any plan administrator or any combination of the foregoing; or PBGC shall institute proceedings under which it is likely to prevail under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which causes one or more members of the Controlled Group to incur a current payment obligation in excess of 2% of Adjusted Tangible Net Worth.

         7.11.    Any Change in Control shall occur.

         7.12. The Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Guaranty, or the Company shall fail to comply with any of the terms or provisions of the Guaranty, or the Company shall deny that it has any further liability under the Guaranty, or shall give notice to such effect.

                                 ARTICLE VIII.

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

         8.1      Acceleration; Facility LC Collateral Account.

         (i) If any Default described in Section 7.6 or 7.7 occurs with respect to the Company or any of its Significant Subsidiaries, the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent, the LC Issuer or any Lender and the Borrowers will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Administrative Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of (x) the amount of LC Obligations at such time, less (y) the amount on deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the "Collateral Shortfall Amount"). If any other Default occurs and is continuing, the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) may (a) terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Company hereby expressly waives and (b) upon notice to the Borrowers and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Borrowers to pay, and the Borrowers will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

                  (ii) If at any time while any Default is continuing, the Administrative Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Administrative Agent may make demand on the Borrowers to pay, and the Borrowers will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

                  (iii) The Administrative Agent may at any time or from time to time after funds are deposited in the Facility LC Collateral Account, apply such funds to the payment of the Obligations and any other amounts as shall from time to time have become due and payable by the Borrowers to the Lenders or the LC Issuer under the Loan Documents.

                  (iv) At any time while any Default is continuing, neither any Borrower nor any Person claiming on behalf of or through any Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Obligations have been indefeasibly paid in full and the Aggregate Commitment has been terminated, any funds remaining in the Facility LC Collateral Account shall be returned by the Administrative Agent to the Borrowers or paid to whomever may be legally entitled thereto at such time.

                  (v) If, within 60 days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans and the obligation and power of the LC Issuer to issue Facility LCs hereunder as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with respect to the Company) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Company, rescind and annul such acceleration and/or termination.

         8.2      Amendments.

         Subject to the provisions of this Article VIII, the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrowers may enter into written agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrowers hereunder or waiving any Default hereunder; provided, however, that no such supplemental written agreement shall, without the consent of all of the Lenders:

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

         (i) Extend the final maturity of any Loan, or extend the expiry date of any Facility LC to a date after the Facility Termination Date or postpone any regularly scheduled payment of principal of any Loan or forgive all or any portion of the principal amount thereof, any Reimbursement Obligation related thereto or any accrued interest or accrued fees, or reduce the rate or extend the time of payment of interest or fees thereon or Reimbursement Obligation related thereto.

         (ii) Reduce the percentage specified in the definition of Required Lenders or any provision that requires the unanimous consent or pro rata treatment of Lenders.

         (iii) Extend the Facility Termination Date or reduce the amount or extend the payment date for, the mandatory payments required under Section 2.2, or increase the amount of the Aggregate Commitment or of the Commitment of any Lender hereunder or the commitment to issue Facility LCs, or permit any Borrower to assign its rights under this Agreement (other than as may be permitted pursuant to Section 6.9).

         (iv)     Amend this Section 8.2.

         (v)      Release the Company as guarantor of any Advance.

         No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent, and no amendment of any provisions relating to the LC Issuer shall be effective without the written consent of the LC Issuer, and no amendment of any provision of this Agreement relating to the Swingline Loans shall be effective without the written consent of the Swingline Lender. The Administrative Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any other party to this Agreement.

         Notwithstanding anything herein to the contrary, no Defaulting Lender shall be entitled to vote (whether to consent or to withhold its consent) with respect to any amendment, modification, termination or waiver requiring the consent of the Required Lenders, and, for purposes of determining the Required Lenders, the Commitments and the Loans of each Defaulting Lender shall be disregarded.

         8.3      Preservation of Rights

         No delay or omission of the Lenders, the LC Issuer or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of a Default or the inability of a Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent, the LC Issuer and the Lenders until the Obligations have been paid in full.

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

                                  ARTICLE IX.

                               GENERAL PROVISIONS

         9.1      Survival of Representations.

         All representations and warranties of the Borrowers contained in this Agreement shall survive the making of the Credit Extensions herein contemplated.

         9.2      Governmental Regulation.

         Anything contained in this Agreement to the contrary notwithstanding, neither the LC Issuer nor any Lender shall be obligated to extend credit to the Borrowers in violation of any limitation or prohibition provided by any applicable statute or regulation.

         9.3      Headings.

         Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         9.4      Entire Agreement.

         The Loan Documents embody the entire agreement and understanding among the Borrowers, the Administrative Agent, the LC Issuer and the Lenders and supersede all prior agreements and understandings among the Borrowers, the Administrative Agent, the LC Issuer and the Lenders relating to the subject matter thereof other than the fee letter described in Section 10.13.

         9.5      Several Obligations; Benefits of this Agreement.

         The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that the Lead Arranger shall enjoy the benefits of the provisions of Sections 9.6, 9.10 and 10.11 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.

         9.6      Expenses; Indemnification.

         (i) The Borrowers shall reimburse the Administrative Agent and the Lead Arranger for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent), paid or incurred by the Administrative Agent or the Lead Arranger in connection with the preparation, investigation, negotiation, execution, delivery, syndication, review, amendment, modification, and administration of the Loan Documents, whether incurred prior to or subsequent to closing. The Borrowers also agree to reimburse the Administrative Agent, the Lead Arranger, the LC Issuer and the Lenders for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Administrative Agent, the Lead Arranger, the LC Issuer and the Lenders, which attorneys may be employees of the Administrative Agent, the Lead Arranger, the LC Issuer or the

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

Lenders) paid or incurred by the Administrative Agent, the Lead Arranger, the LC Issuer or any Lender in connection with the collection and enforcement of the Loan Documents.

         (ii) The Company hereby further agrees to indemnify the Administrative Agent, the Lead Arranger, the LC Issuer and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable expenses of litigation or preparation therefor whether or not the Administrative Agent, the Lead Arranger, the LC Issuer or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Company under this Section 9.6 shall survive the termination of this Agreement.

         9.7      Numbers of Documents.

         All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

         9.8      Accounting.

         Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles except that any calculation or determination which is to be made on a consolidated basis shall be made for the Company and all its Subsidiaries, including those Subsidiaries, if any, which are unconsolidated on the Company's audited financial statements.

         9.9      Severability of Provisions.

         Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         9.10     Nonliability of Lenders.

         The relationship between the Company on the one hand and the Lenders, the LC Issuer and the Administrative Agent on the other hand shall be solely that of borrower and lender. Neither the Administrative Agent, the Lead Arranger, the LC Issuer nor any Lender shall have any fiduciary responsibilities to the Company solely by reason of being a party to this Agreement. Neither the Administrative Agent, the Lead Arranger, the LC Issuer nor any Lender undertakes any responsibility to the Company to review or inform the Company of any matter in connection with any phase of the Company's business or operations. The Company agrees that neither the Administrative Agent, the Lead Arranger, the LC Issuer nor any Lender shall have liability to the Company (whether sounding in tort, contract or otherwise) for losses suffered by the Company in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. Neither the Administrative Agent, the Lead Arranger, the LC Issuer nor any Lender shall have any liability with respect to, and the Company hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by the Company in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

         9.11     Confidentiality; Disclosure.

         Each of the Administrative Agent and each Lender agrees to hold any confidential information which it may receive from the Company pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates and to other Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to such Lender or the Administrative Agent or, subject to Section 12.4, to a Transferee, (iii) to regulatory officials, (iv) to any Person as required by law, regulation, or legal process, (v) to any Person in connection with any legal proceeding to which such Lender is a party or in connection with any legal proceeding related to this facility, (vi) to such Lender's contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, (vii) permitted by Section 12.4, and (viii) to rating agencies if requested or required by such agencies in connection with a rating relating to the Advances hereunder, provided that reasonable advance written notice is given to the Company. Neither the Administrative Agent nor any Lender will make any press release or other public announcement regarding this Agreement or the transactions contemplated hereby without the Company's express prior written consent, except with respect to league table submissions in connection with this Agreement, as required under applicable law or by any governmental agency, in which case the party required to make the press release or public announcement shall use commercially reasonable efforts to obtain the prior approval of the Company as to the form, nature and extent of the press release or public announcement prior to issuing the press release or making the public announcement. Notwithstanding anything herein to the contrary, confidential information shall not include, and the Administrative Agent and each Lender (and each employee, representative or other agent of the Administrative Agent and any Lender) may disclose to any and all Persons, without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are or have been provided to the Administrative Agent or any Lender relating to such "tax treatment" or "tax structure"; provided that with respect to any document or similar item that in either case contains information concerning the "tax treatment" or "tax structure" of the transactions contemplated hereby as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the "tax treatment" or "tax structure" of the transactions contemplated hereby.

         9.12     Nonreliance.

         Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) for the repayment of the Credit Extensions provided for herein.

                                   ARTICLE X.

                                   THE AGENT

         10.1     Appointment; Nature of Relationship.

         Bank One, NA is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the "Administrative Agent") hereunder and under each other Loan Document, and

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

each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article X. Notwithstanding the use of the defined term "Administrative Agent," it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of Section 9-105 of the Uniform Commercial Code and
(iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

         10.2     Powers.

         The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

         10.3     General Immunity.

         Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Company, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

         10.4     No Responsibility for Loans, Recitals, etc.

         Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Administrative Agent; (d) the existence or possible existence of any Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Company or any guarantor of any of the Obligations or of any of the Company's or any such guarantor's respective Subsidiaries. The Administrative Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Company to the Administrative Agent at such time, but is voluntarily furnished by the Company to the Administrative Agent (either in its capacity as Administrative Agent or in its individual capacity).

         10.5     Action on Instructions of Lenders.

         The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by

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

the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         10.6     Employment of Agents and Counsel.

         The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Administrative Agent and the Lenders and all matters pertaining to the Administrative Agent's duties hereunder and under any other Loan Document.

         10.7     Reliance on Documents; Counsel.

         The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

         10.8     Administrative Agent's Reimbursement and Indemnification.

         The Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by the Company for which the Administrative Agent is entitled to reimbursement by the Company under the Loan Documents (other than the fee payable pursuant to Section 10.13), (ii) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Administrative Agent and
(ii) any indemnification required pursuant to Section 3.5(vii) shall, notwithstanding the provisions of this Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

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

         10.9     Notice of Default.

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent on the account of the Lenders, unless the Administrative Agent has received written notice from a Lender or the Company referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders.

         10.10    Rights as a Lender.

         In the event the Administrative Agent is a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Loans as any Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Company or any of its Subsidiaries in which the Company or such Subsidiary is not restricted hereby from engaging with any other Person. The Administrative Agent, in its individual capacity, is not obligated to remain a Lender.

         10.11    Lender Credit Decision.

         Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Lead Arranger or any other Lender and based on the financial statements prepared by the Company and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Lead Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         10.12    Successor Administrative Agent.

         The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Company, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five days after the retiring Administrative Agent gives notice of its intention to resign. The Administrative Agent may be removed at any time with or without cause by written notice received by the Administrative Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Company and the Lenders, a successor Administrative Agent, which successor Administrative Agent shall (unless a Default shall have occurred and be continuing) be approved by the Company (which approval shall not be unreasonably withheld or delayed). If no successor Administrative Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Administrative Agent's giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of the Company and the Lenders, a successor Administrative Agent. Notwithstanding the previous sentence, without the consent of any Lender but upon thirty days prior written notice to the Lenders and the Company, the Administrative Agent may appoint any of its Affiliates which is a commercial bank as a successor Administrative Agent hereunder, which successor Administrative Agent shall (unless a Default shall have occurred and be continuing) be approved by the Company (which approval shall not be

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

unreasonably withheld or delayed). If the Administrative Agent has resigned or been removed and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and the Company shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $5,000,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent. Upon the effectiveness of the resignation or removal of the Administrative Agent, the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this Article X shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this Section 10.12, then the term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

         10.13    Administrative Agent's Fee.

         The Company agrees to pay to the Administrative Agent, for its own account, the fees agreed to by the Company and the Administrative Agent pursuant to that certain letter agreement dated February 12, 2003 or as otherwise agreed from time to time.

         10.14    Delegation to Affiliates.

         The Company and the Lenders agree that the Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Administrative Agent is entitled under Articles IX and X.

         10.15 Administrative Agent, Syndication Agents, Documentation Agents, Lead Arranger, etc.

         Neither the Syndication Agents, the Documentation Agents nor the Lead Arranger shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders or the Administrative Agent shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Administrative Agent in Section 10.11.

                                  ARTICLE XI.

                            SETOFF; RATABLE PAYMENTS

         11.1     Setoff.

         In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Borrower becomes insolvent, however evidenced, or any Default occurs and is continuing, any and all deposits (including all account balances, whether provisional or final and whether or not collected or

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

available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender to or for the credit or account of any Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

         11.2     Ratable Payments.

         If any Lender, whether by setoff or otherwise, has payment made to it upon its Outstanding Credit Exposure (other than payments received pursuant to Section 3.1, 3.2, 3.4 or 3.5 or payments of Alternate Currency Loans) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Outstanding Credit Exposure held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of the Aggregate Outstanding Credit Exposure. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their respective Pro Rata Shares of the Aggregate Outstanding Credit Exposure. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

         If an amount to be setoff is to be applied to Indebtedness of the Company to a Lender other than Indebtedness comprised of Loans made by such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness comprised of such Loans.

                                  ARTICLE XII.

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         12.1     Successors and Assigns.

         The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the Lenders and their respective successors and assigns, except that (i) the Borrowers shall not have the right to assign their rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3. Notwithstanding clause (ii) of this Section, any Lender may at any time, without the consent of the Borrowers or the Administrative Agent, assign all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank; provided, however, that no such assignment to a Federal Reserve Bank shall release the transferor Lender from its obligations hereunder. The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with
Section 12.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Administrative Agent. Any assignee or transferee of the rights to any Loan or any Note agrees by acceptance of such transfer or assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder, transferee or assignee of the rights to such Loan.

         12.2     Participations.

         12.2.1.  Permitted Participants; Effect.

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

         Any Lender may, in its sole discretion, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Outstanding Credit Exposure of such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Outstanding Credit Exposure and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrowers under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

         12.2.2.  Voting Rights.

         Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Credit Extension or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Credit Extension or Commitment, extends the Facility Termination Date, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Credit Extension or Commitment, releases the Company as guarantor of any such Loan or releases any of the collateral, if any, securing any such Credit Extension.

         12.2.3.  Benefit of Setoff.

         The Company agrees that each Participant shall be deemed to have the right of setoff provided in Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section
11.2 as if each Participant were a Lender.

         12.3     Assignments.

         12.3.1.  Permitted Assignments.

         Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more financial institutions, mutual funds, insurance companies or other entities engaged in the business of extending credit for borrowed money ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit C or in such other form as may be agreed to by the parties thereto. The consent of the Company and the Administrative Agent and the LC Issuer shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof or an Approved Fund; provided, however, that if a Default has occurred and is continuing, the consent of the Company shall not be required. Such consent shall not be unreasonably withheld or delayed. The assignor shall give prompt written notice to the Company of any assignment becoming effective without the consent of the Company. The Administrative Agent shall give written notice to each Lender of any assignment

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

becoming effective to an assignor other than a Lender or an Affiliate thereof. Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate thereof shall (unless each of the Company and the Administrative Agent otherwise consents) be in an amount not less than the lesser of (i) $5,000,000 and in multiples of $1,000,000 or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment) or outstanding Loans (if the applicable Commitment has been terminated). If any Lender assigns a part of its rights and obligations in respect of its Dollar Loans and/or its Dollar Commitment under this Agreement to a Purchaser other than a Lender or an Affiliate thereof, such Lender shall assign proportionate interests in its respective Multicurrency Loans and Multicurrency Commitment and other related rights and obligations hereunder to such Purchaser, and if any Lender assigns a part of its rights and obligations under this Agreement in respect of its Multicurrency Loans and/or Multicurrency Commitments to a Purchaser other than a Lender or an Affiliate thereof, such Lender shall assign proportionate interests in its Dollar Loans and Dollar Commitments to such Purchaser. Any assignment of an Alternate Currency Loan shall be for the entire amount of such Alternate Currency Loan of such Lender.

         12.3.2.  Effect; Effective Date.

         Upon (i) delivery to the Administrative Agent of an assignment, together with any consents required by Section 12.3.1, and (ii) payment of a $3,500 fee to the Administrative Agent for processing such assignment (unless such fee is waived by the Administrative Agent), such assignment shall become effective on the effective date specified in such assignment. The assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Outstanding Credit Exposure under the applicable assignment agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Company, the Lenders or the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Outstanding Credit Exposure assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Administrative Agent and the Borrowers shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

         12.4     Dissemination of Information.

         The Company authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Company and its Subsidiaries, provided that each Transferee and prospective Transferee agrees in writing to be bound by Section 9.11 of this Agreement.

         12.5     Tax Treatment.

         If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5(iv).

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

         12.6     Transfer to an SPC.

         Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Company, the option to provide to the Borrowers all or any part of any Loan (other than an Alternate Currency Loan) that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary in this Section 12.6, any SPC may (i) with notice to, but without the prior written consent of, the Company and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Company and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. As this Section applies to any particular SPC, this section may not be amended without the written consent of such SPC.

                                 ARTICLE XIII.

                                    NOTICES

         13.1     Notices.

         Except as otherwise permitted by Section 2.15 with respect to borrowing notices, all notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrowers or the Administrative Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Lender, at its address or facsimile number set forth below its signature hereto or (z) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrowers in accordance with the provisions of this Section 13.1. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section; provided that notices to the Administrative Agent under Article II shall not be effective until received.

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

         13.2     Change of Address.

         The Borrowers, the Administrative Agent and any Lender may each change the address for service of notice upon it by 5 days' prior written notice to the other parties hereto.

                                  ARTICLE XIV.

                                  COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrowers, the Administrative Agent, the LC Issuer and the Lenders and each party has notified the Administrative Agent by facsimile transmission or telephone that it has taken such action.

                                  ARTICLE XV.

          CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

         15.1     CHOICE OF LAW.

         THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         15.2     CONSENT TO JURISDICTION.

         EACH BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND EACH BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT, THE LC ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY BORROWER AGAINST THE AGENT, THE LC ISSUER OR ANY LENDER OR ANY AFFILIATE OF THE AGENT, THE LC ISSUER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

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

         15.3     WAIVER OF JURY TRIAL.

         THE BORROWERS, THE AGENT, THE LC ISSUER AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

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

         IN WITNESS WHEREOF, the Borrowers, the Lenders, the LC Issuer and the Administrative Agent have executed this Agreement as of the date first above written.

                                     CARDINAL HEALTH, INC.

                                     By: /s/ Donna Brandin
                                        --------------------------------------

                                     Title: Senior Vice President and Treasurer

                                     7000 Cardinal Place
                                     Dublin, Ohio 43017
                                     Attention: Laura Warren
                                     Telephone: (614) 757-5391
                                     FAX: (614) 757-4724

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

Commitment:

$67,500,000                            BANK ONE, NA,
                                       Individually and as Administrative Agent and LC Issuer

                                       By: /s/ Richard J. Johnsen
                                           ------------------------------------

                                       Title: Managing Director

                                       1111 Polaris Parkway
                                       Suite 3-A
                                       OH1-1085
                                       Columbus, OH 43240
                                       Attention:  Paul A. Harris
                                       Telephone:  (614) 213-4047
                                       FAX:  (614) 213-3135

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

Commitment:

$58,750,000                           BANK OF AMERICA, N.A., Individually and as
                                      Syndication Agent

                                      By: /s/ Richard Nichols
                                         --------------------------------------

                                      Title: Managing Director

                                      100 N. Tryon Street
                                      NC1-007-17-11
                                      Charlotte, NC 28255-0001
                                      Attention: Russ Matthews
                                      Telephone: (704) 386-3894
                                      FAX: (704) 386-3893

Commitment:

$58,750,000                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       Individually and as Syndication Agent

                                       By: /s/ Jeanette A. Griffin
                                          --------------------------------------

                                       Title: Director

                                       1339 Chestnut Street, PA4152 (12th Floor)
                                       Philadelphia, Pennsylvania 19107
                                       Attention: Jeanette Griffin
                                       Telephone: (267) 321-6615
                                       FAX: (267) 321-6702

Commitment:

$58,750,000                       CREDIT SUISSE FIRST BOSTON, acting through its
                                  Cayman Islands Branch,
                                  Individually and as Documentation Agent

                                  By: /s/ Joseph Adipietro
                                     ---------------------------------------
                                  Title: Director

                                  By: /s/ Jennifer A. Pieza
                                     ---------------------------------------
                                  Title: Associate

                                  One Madison Avenue, 8th Floor
                                  New York, NY 10010-3629
                                  Attention: Loan Administration
                                  Telephone: (212) 538-3386
                                  FAX: (212) 538-6851

Commitment:

$58,750,000                            BARCLAYS BANK PLC, Individually and as
                                       Documentation Agent

                                       By: /s/ Douglas Bernegger
                                          --------------------------------------
                                       Title: Director

                                       200 Park Avenue - 4th Floor
                                       New York, NY 10166
                                       Attention: Russell Johnson
                                       Telephone: 212-412-2895
                                       FAX: 212-412-7511

Commitment:

$58,750,000                            DEUTSCHE BANK AG - NEW YORK BRANCH

                                       By: /s/ Iain Stewart
                                          --------------------------------------
                                       Title: Director


                                       By: /s/ Thomas A. Foley
                                           -------------------------------------
                                       Title: Vice President

                                       31 W. 52nd Street, 23rd Floor
                                       New York, NY 10019
                                       Attention: Iain Stewart
                                       Telephone: (212) 469-8279
                                       FAX: (212) 469-8701

Commitment:

$58,750,000                            UBS AG CAYMAN ISLANDS BRANCH

                                       By: /s/ Wilfred V. Saint
                                           -------------------------------------
                                       Title: Associate Director


                                       By: /s/ Thomas R. Salzano
                                           -------------------------------------
                                       Title: Director

                                       677 Washington Boulevard
                                       Stamford, CT 06901
                                       Attention: Marie Haddad
                                       Telephone: (203) 719-5609
                                       FAX: (203) 719-3888

Commitment:

$50,000,000                            THE BANK OF TOKYO-MITSUBISHI, LTD

                                       By: /s/ Shinichiro Munechika
                                           -------------------------------------
                                       Title: Deputy General Manager

                                       227 West Monroe Street, Suite 2700
                                       Chicago, Illinois 60606
                                       Attention: William J. Murray
                                       Telephone: 312-696-4653
                                       FAX: 312-696-4535

Commitment:

$50,000,000                            FLEET NATIONAL BANK

                                       By: /s/ Robert J. Milas
                                           -------------------------------------
                                       Title: Vice President

                                       300 Broad Hollow Road
                                       Melville, NY 11747
                                       Attention: Mr. Robert J. Milas
                                       Telephone: (631) 547-7857
                                       FAX: (631)547-7815

Commitment:

$42,500,000                            THE BANK OF NOVA SCOTIA

                                       By: /s/ Carolyn A. Calloway
                                           -------------------------------------
                                       Title: Managing Director

                                       600 Peachtree Street, Suite 2700
                                       Atlanta, Georgia 30308
                                       Attention: Dana Maloney
                                       Telephone: (404) 877-1524
                                       FAX: (404) 888-8998

Commitment:

$32,500,000                            SUNTRUST BANK

                                       By: /s/ William D. Priester
                                           ------------------------------------
                                       Title: Director

                                       201 4th Avenue North, 3rd Floor
                                       Nashville, TN 37219
                                       Attention: Bill Priester
                                       Telephone: (615) 748-5969
                                       FAX: (615) 748-5269

Commitment:

$32,500,000                            PNC BANK, NATIONAL ASSOCIATION

                                       By: /s/ Jeffrey L. Stein
                                           ------------------------------------
                                       Title: Vice President

                                       201 East Fifth Street
                                       Cincinnati, OH 45202
                                       Attention: Jeffrey L. Stein
                                       Telephone: (513) 651-8692
                                       FAX: (513) 651-8951

Commitment:

$25,000,000                            NATIONAL CITY BANK

                                       By: /s/ Thomas E. Redmond
                                           ------------------------------------
                                       Title: Vice President

                                       155 East Broad Street
                                       Columbus, Ohio 43251-0077
                                       Attention: Thomas E. Redmond
                                       Telephone: (614) 463-8540
                                       FAX: (614) 463-8572

Commitment:

$15,000,000                            BANCO BILBAO VIZCAYA ARGENTARIA S.A.

                                       By: /s/ Jay Levit
                                           -------------------------------------
                                       Title: Vice President


                                       By: /s/ Salustiano Machado
                                           -------------------------------------
                                       Title: Vice President


                                       1345 Avenue of the Americas, 45th Floor
                                       New York, New York 10105
                                       Attention: Francesc Alvarez
                                       Telephone: (212) 728-1634
                                       FAX: (212) 333-2904

Commitment:

$15,000,000                            BANCA INTESA S.P.A.

                                       By: /s/ C. Dougherty
                                           -------------------------------------
                                       Title: Vice President

                                       By: /s/ F. Maffei
                                          -------------------------------------
                                       Title: Vice President

                                       1 William Street
                                       New York, New York
                                       Attention: Frank Maffei
                                       Telephone: (212) 607-3880
                                       FAX: (212) 809-2124

Commitment:

$15,000,000                            THE BANK OF NEW YORK

                                       By: /s/ David C. Judge
                                       Title: Senior Vice President

                                       One Wall Street
                                       New York, New York
                                       Attention: Patrick Vatel
                                       Telephone: (212) 635-7882
                                       FAX: (212) 635-1481

Commitment:

$12,500,000                            ABN AMRO BANK N.V.

                                       By: /s/ James S. Kreitler
                                          ------------------------------------
                                       Title: Senior Vice President


                                       By: /s/ Todd J. Miller
                                          ------------------------------------
                                       Title: Assistant Vice President


                                       55 E. 52nd St., 7th Floor
                                       New York, NY 10055
                                       Attention: Michele Costello
                                       Telephone: (212) 409-1481
                                       FAX: (212) 409-1641

Commitment:

$12,500,000                            FIFTH THIRD BANK (CENTRAL OHIO)

                                       By: /s/ Kim Dennis
                                           ------------------------------------
                                       Title: Assistant Vice President

                                       21 East State Street
                                       Columbus, Ohio
                                       Attention: John Beardslee
                                       Telephone: (614) 223-3982
                                       FAX: (614) 341-2606

Commitment:

$12,500,000                            U.S. BANK NATIONAL ASSOCIATION

                                       By: /s/ Celia V. Conlon
                                           -------------------------------------
                                       Title: Vice President

                                       175 South Third Street, 4th Floor
                                       Columbus, Ohio 43215
                                       Attention: J. Todd Price
                                       Telephone: (614) 232-8040
                                       FAX: (614) 232-8098

Commitment:

$7,500,000                             ALLIED IRISH BANKS p.l.c.

                                       By: /s/ Cathal O'Connor
                                           ------------------------------------
                                       Title: Vice President

                                       AIB International Corporate Banking
                                       Block C1, Bankcentre, Ballsbridge
                                       Dublin, Ireland
                                       Attention: Cathal O'Connor
                                       Telephone: 011 353 1 6414812
                                       FAX: 011 353 1 6682508

Commitment:

$7,500,000                             CREDIT LYONNAIS-S.A.

                                       By: /s/ Serge Giannechini
                                          -------------------------------------
                                       Title: Directeur Regional Entreprises

                                       DIRECTION REGIONALE ENTREPRISES
                                       ILE DE FRANCE SUD OUEST
                                       122 AVENUE DU GENERAL LECLERC
                                       92100 BOULOGNE BILLANCOURT-FRANCE
                                       Attention: Serge Giannechini
                                       Telephone: 011-331-46842304
                                       FAX: 011-331-48259130

                                PRICING SCHEDULE

         The Applicable Margin shall be as determined by the matrix below:

                                   Level I            Level II        Level III      Level IV          Level V
                                    Status             Status          Status         Status            Status
--------------------------------------------------------------------------------------------------------------------
                                                                                      BBB+ or    < than = to  BBB or
Reference Rating           > than = to A+ or A1       A or A2         A- or A3         Baa1               Baa2
--------------------------------------------------------------------------------------------------------------------
Facility Fee                       7.0                 8.0              9.0            12.5              15.0
--------------------------------------------------------------------------------------------------------------------
Eurocurrency Rate
Applicable  Margin                18.0                22.0             31.0            37.5              47.5
and LC Fee
--------------------------------------------------------------------------------------------------------------------
Utilization fee >                 10.0                10.0             10.0            12.5              12.5
50%
--------------------------------------------------------------------------------------------------------------------

         For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

         "Level I Status" exists at any date if, on such date, the Company's Moody's Rating is A1 or better or the Company's S&P Rating is A+ or better.

         "Level II Status" exists at any date if, on such date, (i) the Company has not qualified for Level I Status and (ii) the Company's Moody's Rating is A2 or better or the Company's S&P Rating is A or better.

         "Level III Status" exists at any date if, on such date, (i) the Company has not qualified for Level I Status or Level II Status and (ii) the Company's Moody's Rating is A3 or better or the Company's S&P Rating is A- or better.

         "Level IV Status" exists at any date if, on such date, (i) the Company has not qualified for Level I Status, Level II Status or Level III Status and
(ii) the Company's Moody's Rating is Baa1 or better or the Company's S&P rating is BBB+ or better.

         "Level V Status" exists at any date if, on such date, the Company has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status.

         "Moody's Rating" means, at any time, the rating issued by Moody's Investors Service, Inc. and then in effect with respect to the Company's senior unsecured long-term debt securities without third-party credit enhancement.

         "S&P Rating" means, at any time, the rating issued by Standard and Poor's Rating Services, a division of The McGraw Hill Companies, Inc., and then in effect with respect to the Company's senior unsecured long-term debt securities without third-party credit enhancement.

         "Status" means either Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

         The Applicable Margin shall be determined in accordance with the foregoing table based on the Company's Status as determined from its then-current Moody's and S&P Ratings. The credit rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date. If at any time the Company has no Moody's Rating or no S&P Rating, Level V Status shall exist.

         Notwithstanding the foregoing, if at any time there exists a difference of more than one level between the Moody's Rating and the S&P Rating, the Company's Status shall be determined as if the higher rating were one level above the lower of the two ratings.

                                    EXHIBIT A

                                 FORM OF OPINION

                                 March 27, 2003

The Administrative Agent and the Lenders who are

parties to the Credit Agreement described below.

         Subject:         CARDINAL HEALTH, INC. -- FIVE-YEAR CREDIT AGREEMENT

Gentlemen/Ladies:

         I am counsel for Cardinal Health, Inc., an Ohio corporation (the "COMPANY"), and have represented the Company in connection with its execution and delivery of a Five-Year Credit Agreement dated as of March 27, 2003 (the "AGREEMENT"), among the Company, the Subsidiary Borrowers, the Lenders named therein, and Bank One, NA, as Administrative Agent, providing for Advances in an aggregate principal amount not exceeding $750,000,000 at any one time outstanding. All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings attributed to them in the Agreement. This opinion is being delivered to you pursuant to Section 4.1(a)(v) of the Agreement.

         In connection with the issuance of this opinion letter, I have examined the following documents:

                  (a)      A copy of the Agreement executed by the Company;

                  (b)      The Company's Articles of Incorporation;

                  (c)      The Company's Code of Regulations;

                  (d) A certificate of good standing of the Company issued by the Ohio Secretary of State;

                  (e)      Resolutions of the Company's board of directors;

                  (f) An executed copy of a $_________ Note from the Company to ___________________, dated March 27, 2003, an executed copy of a $_________ Note from the Company to ______________ [RESERVED];

                  (g) An executed copy of the Guaranty Agreement of the Company dated as of March 27, 2003;

                  (h) Certificates of certain officers of the Company as to certain factual matters; and

                  (i) Such other documents and matters of law as I deemed necessary or advisable in order to render the opinions set forth in this letter.

         The documents referenced in items (a), (f), and (g) are sometimes referred to hereinafter as the "LOAN DOCUMENTS."

         In my review and in rendering the opinions expressed herein, I have assumed, without independent verification, the following: (I) the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified, facsimile, or photostatic copies, the completeness and correctness of any representations and certifications made to me by officers of the Company, and the completeness and correctness of any representations and certificates of public officials and public filing records;
(II) that the Loan Documents have been duly and validly authorized, executed, and delivered by all parties thereto other than the Company, and that the Loan Documents are binding and legally enforceable against all of the parties thereto, other than the Company; (III) all parties to the Loan Documents other than the Company have received adequate consideration for their execution and delivery of, and performance of their respective obligations under, the Loan Documents to which each of them is a party; and (IV) all conditions and other transactions contemplated by the Agreement to have occurred at or prior to the funding of the initial Loans have occurred or have been waived by the appropriate parties and Loans in the amount of the Aggregate Commitment will be fully available pursuant to the terms of the Agreement.

         Based upon the foregoing, and subject to the qualifications set forth below, I am of the opinion that:

         1. The Company is a corporation validly existing and in good standing under the laws of the State of Ohio.

         2. The execution and delivery by the Company of the Loan Documents to which it is a party and the performance by the Company of its obligations thereunder have been duly authorized by proper corporate proceedings on the part of the Company and will not:

                  (a)      Require any consent of the Company's shareholders;

                  (b) (i) Violate (A) any order, judgment, or decree of any court or governmental agency binding on the Company and known to me, (B) any statute of the State of Ohio or the United States, or any written regulation thereunder, (C) the Company's articles of incorporation or code of regulations, or (D) the provisions of any indenture, instrument, or agreement to which the Company is a party or is subject, or by which it, or its Property, is bound, and which is filed or incorporated by reference as an exhibit to the Company's periodic reports under the Securities Exchange Act of 1934, pursuant to item 601(b)(l0) of Regulation S-K of the Securities and Exchange Commission, or (ii) conflict with or constitute a default under any such indenture, instrument, or agreement; or

                  (c) Result in, or require, the creation or imposition of any Lien in or on the Property of the Company pursuant to the terms of any indenture, instrument or agreement binding upon the Company, and which is filed or incorporated by reference as an exhibit to the Company's periodic reports under the Securities Exchange Act of 1934, pursuant to item 601(b)(10) of Regulation S-K of the Securities and Exchange Commission.

         3. The Loan Documents to which the Company is a party have been duly executed and delivered by the Company and, except for the "choice of law" provisions of the Loan Documents, constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms. Set forth later in this opinion letter is an opinion regarding the enforceability of the "choice of law" provisions of the Loan Documents.

         4.       To the best of my knowledge and except as set forth in
                  Schedule 7 of the Agreement, there is no litigation, arbitration, governmental investigation, proceeding, or inquiry pending or threatened against the Company which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

         5. No authorization or approval of, or filing with, any governmental agency of the United States or of the State of Ohio which has not been obtained or made is necessary for the execution and delivery of, and performance of the Company's obligations under the Loan Documents.

         In addition to any other qualification set forth herein, my opinions are qualified as

                  (A) I wish to advise you that I do not express any opinion with respect to: (1) the power or authority of the Lenders to make the loans contemplated by the Agreement; (2) compliance by the Lenders with any federal or state banking law, rule, regulation, or restriction; or (3) compliance by the Lenders with any federal, state, or foreign law, rule, regulation, or restriction which is or was required to be complied with by the Lenders (as opposed to compliance therewith by the Company) in order to enforce any rights or remedies of the Lenders under the Loan Documents. Accordingly, all of the foregoing opinions expressed by me are qualified to the extent set forth in the preceding sentence.

                  (B) To the extent that the foregoing opinions are stated to be to the best of my knowledge, or relate to matters which are known to me, I have, with your consent, relied on one or more certificates of officers of the Company as to factual matters, and I have neither independently investigated nor attempted to verify any of such matters.

                  (C) I have made no examination of and express no opinion as to: (1) the right, title, or interest of any person to any property; (2) the accuracy or sufficiency of the description in the Loan Documents of any real or personal property; or (3) the existence of or freedom of any property from any liens, security interests, or other encumbrances.

                  (D) My opinions are subject to and affected by: (1) any bankruptcy, insolvency, avoidance, fraudulent conveyance, reorganization, moratorium, or similar laws affecting the rights and remedies of creditors generally; and (2) general principles of equity (whether considered in a proceeding in equity or at law).

                  (E) I express no opinion as to whether a court would limit the exercise or enforcement of rights or remedies by the Lenders under the Loan Documents: (1) in the event of any default by the Company, if it is determined that such default is not material or if such exercise or enforcement is not reasonably necessary for the protection of the Lenders; or (2) if the exercise or enforcement thereof under the circumstances would violate an implied covenant of good faith and fair dealing.

                  (F) Certain waivers and exculpatory clauses contained in the Loan Documents may be limited or unenforceable.

                  (G) No opinion is expressed with respect to the validity or enforceability of those provisions of the Loan Documents which purport by their terms to relieve any party of, or to indemnify such party against, any liability for such party's own negligence, gross negligence, or willful misconduct, or to obligate the Company to bear the legal and other expenses of any other party.

                  (H) I am authorized to practice law in Ohio, and no opinion is expressed herein other than as to the laws of the State of Ohio and federal law. With your permission, for purposes of the opinion set forth in paragraph 3, I have assumed that the substantive laws of the State of Ohio, except for conflict of laws principles, would govern the Loan Documents.

         In addition to the foregoing opinions, you have also requested my opinion regarding whether an Ohio court would enforce the "choice of law" provisions of the Loan Documents (the "CHOICE OF LAW PROVISIONS") against the Company.

         In Schulke Radio Prod. v. Midwestern Broadcast, 453 N.E. 2d 683 (Ohio
1983), the Ohio Supreme Court held that the rule set forth in the Restatement of Law 2d (1971) 561, Conflict of Laws, Section 187, is to be applied in determining whether or not a contractual choice of law provision will be enforced by an Ohio court. The relevant part of Section 187 is set forth below:

                  "(2)     The law of the state chosen by the parties to govern
         their contractual rights and duties will be applied, even if the particular issue is one which the parties could not have resolved by an explicit provision in their agreement directed to that issue, unless either

                           (a)      the chosen state has no substantial
                  relationship to the parties or the transaction and there is no other reasonable basis for the parties' choice, or

                           (b) application of the law of the chosen state would be contrary to a fundamental policy of a state which has a materially greater interest than the chosen state in the determination of the particular issue and which, under the rule of Section 188, would be the state of the applicable law in the absence of an effective choice of law by the parties."

         In Schulke, the agreement at issue included a term providing that it was to be governed by New York law. One of the parties to the agreement was located in New York and executed the agreement in New York. In addition, performance under the agreement also took place in New York. Based upon the foregoing, the Ohio Supreme Court concluded that New York did bear a substantial relationship to the parties and the agreement. Schulke, 453 N.E. 2d 686. Similarly, Comment (f) to Section 187 of the Restatement states that a substantial relationship exists when the state of choice is where performance by one of the parties is to take place or where one of the parties has its principal place of business.

         In rendering the following opinion, I have assumed, with your approval and without independent verification, that the following facts and statements are true and accurate in all respects:

         (i) The Administrative Agent's principal office is located in Illinois;

         (ii) The terms of the Loan Documents were negotiated by certain representatives of the Administrative Agent from Illinois;

         (iii) The Loan Documents are being executed by certain of the Lenders in Illinois and are being delivered to the Administrative Agent in Illinois;

         (iv) In selecting the laws of the State of Illinois to govern the Loan Documents, the parties acted in good faith and without an intent to evade the law; and

         (v) The application of the laws of the State of Illinois to the Loan Documents will not be contrary to any fundamental policy of any state which has a materially greater interest than the State of Illinois in the determination of any particular right, duty, or obligation of any party under the Loan Documents.

         Based upon the foregoing, and subject to the qualifications and assumptions set forth herein, I am of the opinion that it would be more likely than not that an Ohio court would enforce the Choice of Law Provisions based upon a determination by such court that the Loan Documents and the parties thereto have a substantial relationship with the State of Illinois.

         The opinions set forth herein are given as of the date hereof, and I disclaim any obligation to notify you or any other person or entity if any change in fact or law, or both (whether statutory, regulatory, regulatory interpretation or judicial interpretation), should change my opinion with respect to any matter set forth herein. This opinion may be relied upon and is solely for the benefit of the Addressees at the beginning of this opinion (and also any Purchasers, but not any Participants), and it is not to be made available to or relied upon by any other party or communicated or disclosed to any other person without my prior written consent.

                                   Sincerely,

                           Brian V. Pero

                           Assistant General Counsel-Finance and Real Estate

                                    EXHIBIT B

                             COMPLIANCE CERTIFICATE

                                            Date: ______________________________
_______________

Bank One, NA

_______________

_______________

Dear _________:

                  This notice serves to confirm that, to the best of my knowledge, Cardinal Health, Inc. (the "Company") has observed or performed in all material respects all of the covenants, conditions and agreements contained in the Five-Year Credit Agreement and the 364-Day Credit Agreement, each dated March 27, 2003 and each among the Company, certain subsidiaries of the Company named therein, Bank One, NA, as Administrative Agent and LC Issuer, and the lenders named therein.

                  Detailed calculations are attached.

                  In addition, please find enclosed a copy of our most recent financial statements as filed with the Securities and Exchange Commission.

                                Sincerely,
                                ________________________________________________

                                [Chief Financial Officer/Controller/Treasurer]

         Section 6.16, Minimum Net Worth.

                  [INSERT CALCULATION]

                                    EXHIBIT C

                              ASSIGNMENT AGREEMENT

                  This Assignment Agreement (this "Assignment Agreement") between (the "Assignor") and (the "Assignee") is dated as of _____________, 200_. The parties hereto agree as follows:

                  1) PRELIMINARY STATEMENT. The Assignor is a party to a Five-Year Credit Agreement dated as of March 27, 2003 (the "Agreement") among the Company, the Subsidiary Borrowers, the Lenders named therein, and Bank One, NA, as Administrative Agent (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

                  2) ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents relating to the facilities listed in Item 3 of
         Schedule 1. The aggregate Commitment (or Outstanding Credit Exposure, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

                  3) EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Administrative Agent) after this Assignment Agreement, together with any consents required under the Credit Agreement, are delivered to the Administrative Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date.

                  4) PAYMENT OBLIGATIONS. In consideration for the sale and assignment of Outstanding Credit Exposure hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest, Reimbursement Obligations and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the Assignor any interest on Loans and fees received from the Administrative Agent which relate to the portion of the Commitment or Outstanding Credit Exposure assigned to the Assignee hereunder for periods prior to the Effective Date and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

                  5) RECORDATION FEE. The Assignor and Assignee each agree to pay one-half of the recordation fee required to be paid to the Administrative Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.

                  6) REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and (iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Company or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents,
         (iii) the financial condition or creditworthiness of the Company or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the property, books or records of the Company, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

                  7) REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement, and (ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.

                  8) GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

                  9) NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

                  10) COUNTERPARTS; DELIVERY BY FACSIMILE. This Assignment Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.

         IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing Schedule 1 hereto as of the date first above written.

                                   SCHEDULE 1

                             TO ASSIGNMENT AGREEMENT

1)       Description and Date of Credit Agreement:

2)       Date of Assignment Agreement:        , 200_

3)       Amounts (As of Date of Item 2 above):

                                        Facility               Facility               Facility                Facility
                                              1*                      2                     3*                      4*
                                        ________               _________               ________               _______
                                                    *
                              ______                ________              _________                 ________
a. Assignee's
   percentage  of
   each Facility
   purchased
   under the
   Assignment
   Agreement
   ***, ****                             ____%                   ____%                   ____%                  _____%

b. Amount    of
   each Facility
   purchased
   under the
   Assignment
   Agreement
   ***, ****t                           $____                   $____                 $____                     $

4)       Assignee's Commitment (or
         Outstanding Credit Exposure with
         respect to terminated Commitments)
         purchased  hereunder:                 $______________________________

5)       Proposed Effective Date:               ___________________________
                                                N/A

6)       Non-standard Recordation Fee
         Arrangement                      [Assignor/Assignee to pay 100% of fee]

                                          [Fee waived by Administrative Agent]

         Accepted and Agreed:

         [NAME OF ASSIGNOR]                        [NAME OF ASSIGNEE]

         By: _____________________                 By: _________________________

         Title: __________________                 Title: ______________________

         ACCEPTED AND CONSENTED TO BY:             ACCEPTED AND CONSENTED TO BY

         [NAME OF COMPANY]                         [NAME OF AGENT]

         By: ____________________                  By: _________________________

         Title: _________________                  Title: ______________________

         *Insert specific facility names per Credit Agreement

         **Percentage taken to 10 decimal places

         ***If fee is split 50-50, pick N/A as option

         ****Assignments must be pro rata

         Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

                        ADMINISTRATIVE INFORMATION SHEET

         Attach Assignor's Administrative Information Sheet, which must include notice addresses for the Assignor and the Assignee

         (Sample form shown below)

                              ASSIGNOR INFORMATION

         CONTACT:

         Name: ___________________            Telephone No.: ___________________

         Fax No.: ________________            Telex No.: _______________________

                                              Answerback: ______________________

         PAYMENT INFORMATION:

         Name & ABA # of Destination Bank: _____________________________________

         Account Name & Number for Wire Transfer: ______________________________

                                            ____________________________________

         Other Instructions:   _________________________________________________

________________________________________________________________________________

________________________________________________________________________________

         Address for Notices for Assignor:     _________________________________

________________________________________________________________________________

________________________________________________________________________________

         ASSIGNEE INFORMATION

         CREDIT CONTACT:

         Name: ___________________            Telephone No.: ___________________

         Fax No.: ________________            Telex No.: _______________________

                                              Answerback: ______________________

         KEY OPERATIONS CONTACTS:

         Booking Installation: _________      Booking Installation:

         Name: _________________________      Name: ____________________________

         Telephone No.: ________________      Telephone No.: ___________________

         Fax No.: ______________________      Fax No.: _________________________

         Telex No.: ____________________      Telex No.: _______________________

         Answerback: __________________      Answerback: ______________________

                              PAYMENT INFORMATION:

         Name & ABA # of Destination Bank:  ____________________________________

         Account Name & Number for Wire Transfer:  _____________________________

________________________________________________________________________________

________________________________________________________________________________

         Other Instructions: ___________________________________________________

         Address for Notices for Assignee: _____________________________________

                                    EXHIBIT D

                 LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION

         To Bank One, NA,

         as Administrative Agent (the "Administrative Agent") under the Credit Agreement

          Described Below.

Re: Credit Agreement, dated March 27, 2003 (as the same may be amended or modified, the "Credit Agreement"), among Cardinal Health, Inc. (the "Company"), the Lenders named therein, the LC Issuer and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

         The Administrative Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Administrative Agent of a specific written revocation of such instructions by the Company, provided, however, that the Administrative Agent may otherwise transfer funds as hereafter directed in writing by the Company in accordance with Section 13.1 of the Credit Agreement or based on any telephonic notice made in accordance with Section 2.14 of the Credit Agreement.

         Facility Identification Number(s)______________________________________

         Customer/Account Name  ________________________________________________

         Transfer Funds To _____________________________________________________

________________________________________________________________________________

________________________________________________________________________________

         For Account No. _______________________________________________________

         Reference/Attention To ________________________________________________

         Authorized Officer (Customer Representative)   Date

         _______________________________                ________________________

         (Please Print)                                 Signature

         Bank Officer Name                              Date

         _______________________________                ________________________

         (Please Print)                                 Signature

                                    EXHIBIT E

                                      NOTE

                                                                          [Date]

         Cardinal Health, Inc., an Ohio corporation (the "Borrower"), promises to pay to the order of ____________________________________ (the "Lender") the
aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article II of the Agreement together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Five-Year Credit Agreement dated as of March 27, 2003 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, the LC Issuer and Bank One, NA, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranty, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

                                              By: ______________________________

                                              Print Name: ______________________

                                              Title: ___________________________

                                    EXHIBIT F

                                 SWINGLINE NOTE

                                                                  March __, 2003

                                                          _________, ___________

         FOR VALUE RECEIVED, CARDINAL HEALTH INC., an Ohio corporation (the "Borrower"), hereby unconditionally promises to pay to the order of Bank One, NA (the "Lender"), at the principal banking office of the Administrative Agent in lawful money of the United States of America and in immediately available funds, the unpaid principal amount of the Swingline Loans as evidenced by the books and records of the Lender, on the Facility Termination Date or such earlier date as the Lender may require under the Credit Agreement referred to below, when the entire outstanding principal amount of the Swingline Loans evidenced hereby, and all accrued interest thereon, shall be due and payable; and to pay interest on the unpaid principal balance hereof from time to time outstanding, in like money and funds, for the period from the date hereof until the Swingline Loans evidenced hereby shall be paid in full, at the rates per annum on and the dates provided in the Credit Agreement referred to below.

         The Lender is hereby authorized by the Borrower to record on its books and records the date, currency and the amount of each Swingline Loan, the applicable interest rate, the amount of each payment or prepayment of principal thereon, and the other information provided for in such books and records, which books and records shall constitute prime facie evidence of the information so recorded, provided, however, that any failure by the Lender to record any such notation shall not relieve the Borrower of its obligation to repay the outstanding principal amount of this Swingline Note, all accrued interest hereon and any amount payable with respect hereto in accordance with the terms of this Swingline Note and the Credit Agreement.

         The Borrower waives presentment, protest, notice of dishonor and any other formality in connection with this Swingline Note. Should the indebtedness evidenced by this Swingline Note or any part thereof be collected in any proceeding or be placed in the hands of attorneys for collection, the Borrower agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting this Swingline Note, including reasonable attorneys' fees and expenses.

         This Swingline Note evidences Swingline Loans made under a Five-Year Credit Agreement, dated as of March 27, 2003 (as amended or modified from time to time, the "Credit Agreement"), by and among the Borrower, the Lenders (including the Lender) named therein, the LC Issuer and Bank One, NA, as Administrative Agent for the Lenders, to which reference is hereby made for a statement of the circumstances under which this Swingline Note is subject to prepayment and under which its due date may be accelerated. Capitalized terms used but not defined in this Swingline Note shall have the respective meanings assigned to them in the Credit Agreement.

         This Swingline Note is made under, and shall be governed by and construed in accordance with, the Laws of the State of Illinois in the same manner applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

                                                    CARDINAL HEALTH INC.

                                                    By: ________________________

                                                       Its:

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

                                       TO

                                    NOTE OF ______________,

                                    DATED ______________,

                     Principal              Maturity of             Principal         Unpaid
Date               Amount of Loan         Interest Period          Amount Paid        Balance
---------------------------------------------------------------------------------------------

                                   SCHEDULE 1
                   LIST OF CARDINAL HEALTH, INC. SUBSIDIARIES
                (In Alphabetical Order - as of January 31, 2003)
                          (See Sections 5.8 and 6.11)

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
1.    Abilene Nuclear, LLC                                          Texas              -    Cardinal Health, Inc.indirectly
                                                                                            owns 80%
----------------------------------------------------------------------------------------------------------------------------------
2.    Alcon - Building Branch                                    Puerto Rico           *
----------------------------------------------------------------------------------------------------------------------------------
3.    Allcaps Weichgelatinkapseln GmbH & Co. KG                    Germany             *
----------------------------------------------------------------------------------------------------------------------------------
4.    Allcaps Weichgelatinkapseln Verwaltungs                      Germany             *
      GmbH
----------------------------------------------------------------------------------------------------------------------------------
5.    Allegiance (BVI) Holdings Co. Ltd.                   British Virgin Islands      *
----------------------------------------------------------------------------------------------------------------------------------
6.    Allegiance AB                                                Sweden              *
----------------------------------------------------------------------------------------------------------------------------------
7.    Allegiance B.V.                                            Netherlands           *
----------------------------------------------------------------------------------------------------------------------------------
8.    Allegiance Corporation                                      Delaware             *
----------------------------------------------------------------------------------------------------------------------------------
9.    Allegiance De Mexico, S.A. De C.V.                           Mexico              *
----------------------------------------------------------------------------------------------------------------------------------
10.   Allegiance Healthcare (Labuan) Pte. Ltd.                    Malaysia             *
----------------------------------------------------------------------------------------------------------------------------------
11.   Allegiance Healthcare (Thailand) Ltd.                       Thailand             *
----------------------------------------------------------------------------------------------------------------------------------
12.   Allegiance Healthcare Canada Inc.                            Canada              *
----------------------------------------------------------------------------------------------------------------------------------
13.   Allegiance Healthcare Deutschland GmbH                       Germany             *
----------------------------------------------------------------------------------------------------------------------------------
14.   Allegiance Healthcare Deutschland Holding                    Germany             *
      GmbH
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
15.   Allegiance Healthcare Distribution GmbH                      Austria             *
----------------------------------------------------------------------------------------------------------------------------------
16.   Allegiance Healthcare GmbH                                 Switzerland           *
----------------------------------------------------------------------------------------------------------------------------------
17.   Allegiance Healthcare Holding B.V.                         Netherlands           *
----------------------------------------------------------------------------------------------------------------------------------
18.   Allegiance Healthcare International GmbH                     Austria             *
----------------------------------------------------------------------------------------------------------------------------------
19.   Allegiance Healthcare Limited                            United Kingdom          *
----------------------------------------------------------------------------------------------------------------------------------
20.   Allegiance International Manufacturing                       Bermuda             *
      (Bermuda) Ltd.
----------------------------------------------------------------------------------------------------------------------------------
21.   Allegiance K. K.                                              Japan              *
----------------------------------------------------------------------------------------------------------------------------------
22.   Allegiance Labuan Holdings Pte. Ltd.                        Malaysia             *
----------------------------------------------------------------------------------------------------------------------------------
23.   Allegiance Medica S.R.L.                                      Italy              *
----------------------------------------------------------------------------------------------------------------------------------
24.   Allegiance S.L.                                               Spain              *
----------------------------------------------------------------------------------------------------------------------------------
25.   Allegiance S.P.R.L.                                          Belgium             *
----------------------------------------------------------------------------------------------------------------------------------
26.   Allegiance Sante S.A.S.                                      France              *
----------------------------------------------------------------------------------------------------------------------------------
27.   Allegiance Trading GmbH                                    Switzerland           *
----------------------------------------------------------------------------------------------------------------------------------
28.   Alsyn Corporativos, S.A. de C.V.                             Mexico              *
----------------------------------------------------------------------------------------------------------------------------------
29.   Anem-IX S.A.R.L.                                             France              *
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
30.   Arclight Systems LLC                                        Delaware               -        Cardinal indirectly has a
                                                                                         36.2% equity ownership. This
                                                                                         ownership % will decrease over
                                                                                         time (ultimately to 20%.)
                                                                                         -        Several other retail
                                                                                         drugstore chains own the rest
                                                                                         of the units.
----------------------------------------------------------------------------------------------------------------------------------
31.   Armand Scott, Inc.                                          Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
32.   Axiom Healthcare Services Pty. Ltd.                         Australia          *
----------------------------------------------------------------------------------------------------------------------------------
33.   Bauer Branc                                            Dominican Republic      *
----------------------------------------------------------------------------------------------------------------------------------
34.   Becquerel & Sievert Co., Ltd.                                Taiwan            *
----------------------------------------------------------------------------------------------------------------------------------
35.   Beijing Syncor Medicine Corporation, Ltd.                     China                -        Cardinal Health, Inc.
                                                                                         indirectly owns 89.5%
----------------------------------------------------------------------------------------------------------------------------------
36.   Beijing Syncor Star Medicine Technology Co., Ltd.             China            *
----------------------------------------------------------------------------------------------------------------------------------
37.   BLP-Dover Acquisition Corp.                                 Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
38.   BLP-Liberty Acquisition Corp.                               Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
39.   Boron LePore, Inc.                                          Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
40.   C. International, Inc.                                        Ohio             *
----------------------------------------------------------------------------------------------------------------------------------
41.   Cardal, Inc.                                                  Ohio             *
----------------------------------------------------------------------------------------------------------------------------------
42.   Cardinal Distribution Holding Corporation - I                Nevada            *
----------------------------------------------------------------------------------------------------------------------------------
43.   Cardinal Distribution Holding Corporation - II               Nevada            *
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
44.   Cardinal Health (Europe) GmbH                              Switzerland         *
----------------------------------------------------------------------------------------------------------------------------------
45.   Cardinal Health 100, Inc.                                    Indiana           *
      (f/k/a Bindley Western Industries, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
46.   Cardinal Health 101, Inc.                                   Delaware           *
      (f/k/a Cardinal Health Provider Pharmacy
      Services, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
47.   Cardinal Health 102, Inc.                                      Ohio            *
      (f/k/a Cardinal Health Staffing Network, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
48.   Cardinal Health 103, Inc.                                  Mississippi         *
      (f/k/a Cardinal Southeast, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
49.   Cardinal Health 104 LP                                         Ohio            *
      (f/k/a Cardinal Distribution LP)
----------------------------------------------------------------------------------------------------------------------------------
50.   Cardinal Health 105, Inc.                                      Ohio            *
      (f/k/a CORD Logistics, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
51.   Cardinal Health 106, Inc.                                 Massachusetts        *
      (f/k/a James W. Daly, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
52.   Cardinal Health 107, Inc.                                      Ohio            *
      (f/k/a National Pharmpak Services, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
53.   Cardinal Health 108, Inc.                                   Tennessee          *
      (f/k/a National Specialty Services, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
54.   Cardinal Health 109, Inc.                                     Texas            *
      (f/k/a Owen Healthcare, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
55.   Cardinal Health 110, Inc.                                   Delaware           *
      (f/k/a Whitmire Distribution Corporation)
----------------------------------------------------------------------------------------------------------------------------------
56.   Cardinal Health 2, Inc.                                      Nevada            *
      (f/k/a The Griffin Group, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
57.   Cardinal Health 200, Inc.                                   Delaware           *
      (f/k/a Allegiance Healthcare Corporation)
----------------------------------------------------------------------------------------------------------------------------------
58.   Cardinal Health 201, Inc.                                   Delaware           *
      (f/k/a Allegiance Healthcare International, Inc.)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
59.   Cardinal Health 3, Inc.                                      Nevada            *
      (f/k/a Red Wing Data Corporation)
----------------------------------------------------------------------------------------------------------------------------------
60.   Cardinal Health 301, Inc.                                   Delaware           *
      (f/k/a Pyxis Corporation)
----------------------------------------------------------------------------------------------------------------------------------
61.   Cardinal Health 400, Inc.                                   Illinois           *
      (f/k/a Automatic Liquid Packaging, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
62.   Cardinal Health 401, Inc.                                   Delaware           *
      (f/k/a Boron, LePore & Associates, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
63.   Cardinal Health 402, Inc.                                   Delaware           *
      (f/k/a Cardinal Health Pharmaceutical
      Technologies & Services Center, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
64.   Cardinal Health 403, Inc.                                   Delaware           *
      (f/k/a Enhanced Derm Technologies, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
65.   Cardinal Health 404, Inc.                                   Delaware           *
      (f/k/a International Processing Corporation)
----------------------------------------------------------------------------------------------------------------------------------
66.   Cardinal Health 405, Inc.                                North Carolina        *
      (f/k/a Magellan Pharmaceutical Development, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
67.   Cardinal Health 406, Inc.                                 Pennsylvania         *
      (f/k/a Packaging Coordinators, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
68.   Cardinal Health 407, Inc.                                   Delaware           *
      (f/k/a PCI Services, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
69.   Cardinal Health 408, Inc.                                  New Jersey          *
      (f/k/a PCI, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
70.   Cardinal Health 409, Inc.                                   Delaware           *
      (f/k/a R.P. Scherer Corporation)
----------------------------------------------------------------------------------------------------------------------------------
71.   Cardinal Health 410, Inc.                                   Delaware           *
      (f/k/a R.P. Scherer West, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
72.   Cardinal Health 411, Inc.                                     Ohio             *
      (f/k/a RedKey, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
73.   Cardinal Health 412, Inc.                                    Georgia           *
      (f/k/a Central Pharmacy Services, Inc.)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
74.   Cardinal Health 413, Inc.                                   Delaware           *
      (f/k/a PCI West, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
75.   Cardinal Health 414, Inc.                                   Delaware           *
      (f/k/a Syncor International Corporation)
----------------------------------------------------------------------------------------------------------------------------------
76.   Cardinal Health 415, Inc.                                   Delaware           *
      (f/k/a Syncor Management Corporation)
----------------------------------------------------------------------------------------------------------------------------------
77.   Cardinal Health 416, Inc.                                   Delaware           *
      (f/k/a PCI Services II, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
78.   Cardinal Health 417, Inc.                                   Delaware           *
      (f/k/a PCI Services III, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
79.   Cardinal Health Australia 200 Pty Ltd                       Australia          *
      (f/k/a Allegiance Healthcare Pty Ltd)
----------------------------------------------------------------------------------------------------------------------------------
80.   Cardinal Health Brasil 402 Ltda.                             Brazil            *
      (f/k/a R.P. Scherer do Brasil Encapsulacoes,
      Ltda.)
----------------------------------------------------------------------------------------------------------------------------------
81.   Cardinal Health Canada 301, Inc.                             Canada            *
      (f/k/a H.E.N. Inc.)
----------------------------------------------------------------------------------------------------------------------------------
82.   Cardinal Health Canada 302, Inc.                             Canada            *
      (f/k/a Pyxis Healthcare Systems, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
83.   Cardinal Health Canada 403, Inc.                             Canada            *
      (f/k/a R.P. Scherer Canada Inc.)
----------------------------------------------------------------------------------------------------------------------------------
84.   Cardinal Health Capital Corporation                           Ohio             *
----------------------------------------------------------------------------------------------------------------------------------
85.   Cardinal Health Finance                                  United Kingdom        *
----------------------------------------------------------------------------------------------------------------------------------
86.   Cardinal Health Funding, LLC                                 Nevada            *
----------------------------------------------------------------------------------------------------------------------------------
87.   Cardinal Health GbR                                          Germany           *
----------------------------------------------------------------------------------------------------------------------------------
88.   Cardinal Health Germany GmbH                                 Germany           *
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
89.   Cardinal Health Holding GmbH                                 Germany           *
----------------------------------------------------------------------------------------------------------------------------------
90.   Cardinal Health Holding International, Inc.                New Jersey          *
----------------------------------------------------------------------------------------------------------------------------------
91.   Cardinal Health Holding Pty Ltd                             Australia          *
----------------------------------------------------------------------------------------------------------------------------------
92.   Cardinal Health Holdings Ltd.                            United Kingdom        *
----------------------------------------------------------------------------------------------------------------------------------
93.   Cardinal Health I, Inc.                                      Nevada            *
----------------------------------------------------------------------------------------------------------------------------------
94.   Cardinal Health International Ventures, Ltd.                Barbados           *
----------------------------------------------------------------------------------------------------------------------------------
95.   Cardinal Health Ireland 406 Ltd.                             Ireland           *
      (f/k/a Cardinal Health Technologies Ltd.)
----------------------------------------------------------------------------------------------------------------------------------
96.   Cardinal Health Japan 408 K.K.                                Japan            *
      (f/k/a R.P. Scherer K.K.)
----------------------------------------------------------------------------------------------------------------------------------
97.   Cardinal Health Lease Funding 2002A LLC                     Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
98.   Cardinal Health Lease Funding 2002AQ LLC                    Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
99.   Cardinal Health Malaysia 211 Sdn. Bhd.                      Malaysia           *
      (f/k/a Allegiance Healthcare Sdn. Bhd.)
----------------------------------------------------------------------------------------------------------------------------------
100.  Cardinal Health Manufacturing Services B. V.             The Netherlands       *
----------------------------------------------------------------------------------------------------------------------------------
101.  Cardinal Health N.Z. 217 Limited                           New Zealand         *
      [f/k/a Cardinal Health (N.Z.) Limited]
----------------------------------------------------------------------------------------------------------------------------------
102.  Cardinal Health P.R. 218, Inc.                             Puerto Rico         *
      (f/k/a Allegiance PRO, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
103.  Cardinal Health P.R. 410, Inc.                             Puerto Rico         *
      (f/k/a PCI Services I, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
104.  Cardinal Health PTS, Inc.                                   Delaware           *
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
105.  Cardinal Health Systems, Inc.                                  Ohio            *
----------------------------------------------------------------------------------------------------------------------------------
106.  Cardinal Health Technologies, LLC                            Nevada            *
----------------------------------------------------------------------------------------------------------------------------------
107.  Cardinal Health, Inc.                                         Ohio             *
----------------------------------------------------------------------------------------------------------------------------------
108.  Cardinal.com Holdings, Inc.                                  Nevada            *
----------------------------------------------------------------------------------------------------------------------------------
109.  Cascade Development, Inc.                                    Nevada            *
----------------------------------------------------------------------------------------------------------------------------------
110.  CDI Investments, Inc.                                       Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
111.  Central Source, Inc.                                         Alabama           *
----------------------------------------------------------------------------------------------------------------------------------
112.  Cheng du Syncor Pharmaceutical Co., Ltd.                      China            *
----------------------------------------------------------------------------------------------------------------------------------
113.  Cirmex de Chihuahua S.A. de C.V.                             Mexico            *
----------------------------------------------------------------------------------------------------------------------------------
114.  Cirpro de Delicias S.A. de C.V.                              Mexico            *
----------------------------------------------------------------------------------------------------------------------------------
115.  CMI Net, Inc.                                               Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
116.  Comprehensive Medical Imaging Centers, Inc.                 Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
117.  Comprehensive Medical Imaging, Inc.                         Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
118.  Comprehensive Medical Imaging--Anaheim                      Delaware           *
      Hills, Inc.
----------------------------------------------------------------------------------------------------------------------------------
119.  Comprehensive Medical Imaging--Apple                        Delaware           *
      Valley, Inc
----------------------------------------------------------------------------------------------------------------------------------
120.  Comprehensive Medical Imaging--Bakersfield,                 Delaware           *
      Inc.
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
121.  Comprehensive Medical Imaging--Biltmore,                    Delaware           *
      Inc.
----------------------------------------------------------------------------------------------------------------------------------
122.  Comprehensive Medical Imaging--Boynton                      Delaware           *
      Beach, Inc.
----------------------------------------------------------------------------------------------------------------------------------
123.  Comprehensive Medical Imaging--Downey,                      Delaware           *
      Inc.
----------------------------------------------------------------------------------------------------------------------------------
124.  Comprehensive Medical Imaging--Encino, Inc.                 Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
125.  Comprehensive Medical Imaging--Fairfax, Inc.                Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
126.  Comprehensive  Medical  Imaging--Fort                       Delaware           *
      Lauderdale, Inc.
----------------------------------------------------------------------------------------------------------------------------------
127.  Comprehensive Medical Imaging--Fremont,                     Delaware           *
      Inc.
----------------------------------------------------------------------------------------------------------------------------------
128.  Comprehensive Medical Imaging--Hesperia,                    Delaware           *
      Inc.
----------------------------------------------------------------------------------------------------------------------------------
129.  Comprehensive Medical Imaging--Huntington                   Delaware           *
      Beach, Inc.
----------------------------------------------------------------------------------------------------------------------------------
130.  Comprehensive Medical Imaging--Palm                         Delaware           *
      Beach Gardens, Inc.
----------------------------------------------------------------------------------------------------------------------------------
131.  Comprehensive Medical Imaging--Palm                         Delaware           *
      Springs, Inc.
----------------------------------------------------------------------------------------------------------------------------------
132.  Comprehensive Medical Imaging--Rancho                       Delaware           *
      Cucamonga, Inc.
----------------------------------------------------------------------------------------------------------------------------------
133.  Comprehensive Medical Imaging--Rancho                       Delaware           *
      Mirage, Inc.
----------------------------------------------------------------------------------------------------------------------------------
134.  Comprehensive Medical Imaging--Salisbury,                   Delaware           *
      Inc.
----------------------------------------------------------------------------------------------------------------------------------
135.  Comprehensive Medical Imaging--San                          Delaware           *
      Francisco, Inc.
----------------------------------------------------------------------------------------------------------------------------------
136.  Comprehensive Medical Imaging--Santa                        Delaware           *
      Maria, Inc.
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
137.  Comprehensive Medical Imaging--Sherman                      Delaware           *
      Oaks, Inc.
----------------------------------------------------------------------------------------------------------------------------------
138.  Comprehensive Medical Imaging--Tempe, Inc.                  Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
139.  Comprehensive Medical Imaging--Van Nuys, Inc.               Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
140.  Comprehensive Medical Imaging--Victorville,                 Delaware           *
      Inc.
----------------------------------------------------------------------------------------------------------------------------------
141.  Comprehensive Medical  Imaging--Westlake                    Delaware           *
      Village, Inc.
----------------------------------------------------------------------------------------------------------------------------------
142.  Comprehensive OPEN MRI - Carmichael, Inc.                   Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
143.  Comprehensive OPEN MRI-                                    California          *
      Carmichael/Folsom, LLC
----------------------------------------------------------------------------------------------------------------------------------
144.  Comprehensive OPEN MRI--East Mesa, Inc.                     Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
145.  Comprehensive OPEN MRI--Folsom, Inc.                        Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
146.  Comprehensive OPEN MRI--Fullerton, Inc.                     Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
147.  Comprehensive OPEN MRI--Garland, Inc.                         Texas            *
----------------------------------------------------------------------------------------------------------------------------------
148.  Comprehensive OPEN MRI--Laguna Hills, Inc.                  Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
149.  Comprehensive OPEN MRI--Sacramento, Inc.                    Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
150.  Consumer2Patient, Inc.                                      Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
151.  Converters Branch                                      Dominican Republic      *
----------------------------------------------------------------------------------------------------------------------------------
152.  Convertors de Mexico S.A. de C.V.                            Mexico            *
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
153.  Corona Regional Medical Imaging, LLC                       California          *
----------------------------------------------------------------------------------------------------------------------------------
154.  Desert PET, LLC                                            California          -       Cardinal Health, Inc. indirectly
                                                                                     owns 99%
----------------------------------------------------------------------------------------------------------------------------------
155.  Diagnostic Purchasing Group, Inc.                           Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
156.  Diversicor International Ltd.                                Bahamas           *
      (This company is being dissolved)
----------------------------------------------------------------------------------------------------------------------------------
157.  Dutch American Manufacturers (D.A.M.) B.V.                 Netherlands         *
----------------------------------------------------------------------------------------------------------------------------------
158.  EGIS Holdings, Inc.                                         Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
159.  Ellipticare, LLC                                            Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
160.  Eon Media Inc.                                              Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
161.  EPIC Insurance Company                                       Vermont           *
----------------------------------------------------------------------------------------------------------------------------------
162.  Eurovac Limited                                               Malta            *
----------------------------------------------------------------------------------------------------------------------------------
163.  F&F Holding GmbH                                             Germany           *
----------------------------------------------------------------------------------------------------------------------------------
164.  Gala Design, Inc.                                           Delaware           -       Cardinal Health, Inc. owns
                                                                                     60.8%
----------------------------------------------------------------------------------------------------------------------------------
165.  Global Healthcare Exchange, LLC                             Delaware           -       A Delaware limited liability
                                                                                     company of which HealthNexis LLC
                                                                                     acquired a 20% equity interest.
                                                                                     Cardinal Health, Inc. owns
                                                                                     approximately 6%
----------------------------------------------------------------------------------------------------------------------------------
166.  Greenville MRI, Ltd.                                          Texas            -       Cardinal Health, Inc.
                                                                                     indirectly owns 62.72%
----------------------------------------------------------------------------------------------------------------------------------
167.  Griffin Capital, LLC                                         Nevada            *
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
168.  Griffin Group Document Management                            Nevada            *
      Services, Inc.
----------------------------------------------------------------------------------------------------------------------------------
169.  Heartland Diagnostic Services, Inc.                         Wisconsin          *
----------------------------------------------------------------------------------------------------------------------------------
170.  Herd Mundy Richardson (Holdings) Limited                 United Kingdom        *
----------------------------------------------------------------------------------------------------------------------------------
171.  Herd Mundy Richardson Limited                            United Kingdom        *
----------------------------------------------------------------------------------------------------------------------------------
172.  IMI Diagnostic Center, Inc.                                 Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
173.  IMI of Arlington, Inc.                                      Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
174.  IMI of Boca Raton, Inc.                                     Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
175.  IMI of Kansas City, Inc.                                    Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
176.  IMI of Miami, Inc.                                          Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
177.  IMI of North Miami Beach, Inc.                              Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
178.  IMI-NET, Inc.                                               Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
179.  InGel Technologies Ltd.                                  United Kingdom        -       Cardinal Health, Inc.
                                                                                     indirectly owns 5%.
----------------------------------------------------------------------------------------------------------------------------------
180.  Inland Empire Regional PET Center, LLC                     California          -        Cardinal Health, Inc.
                                                                                     indirectly owns 50%
----------------------------------------------------------------------------------------------------------------------------------
181.  InteCardia-TN East Catheterization, LLC                     Tennessee          -        Cardinal Health, Inc.
                                                                                     indirectly owns 75%
----------------------------------------------------------------------------------------------------------------------------------
182.  InteCardia-TN East Diagnostic, LLC                       North Carolina        *
----------------------------------------------------------------------------------------------------------------------------------
183.  International Capsule Company S.r.l.                          Italy            *
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
184.  International Medical Products B.V.                        Netherlands         *
----------------------------------------------------------------------------------------------------------------------------------
185.  Jefferson MRI, JV                                             Texas            *
----------------------------------------------------------------------------------------------------------------------------------
186.  Jefferson MRI--Bala, JV                                       Texas            *
----------------------------------------------------------------------------------------------------------------------------------
187.  Killilea Development Company, Ltd.                            Ohio             *
----------------------------------------------------------------------------------------------------------------------------------
188.  Lake Charles  Pharmaceutical and Medical                    Louisiana          -       Cardinal Health, Inc. has
      Equipment Supply Company, L.L.C.                                               indirect partial ownership.
----------------------------------------------------------------------------------------------------------------------------------
189.  Leader Drugstores, Inc.                                     Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
190.  Los Gatos Imaging Center, JV                                  Texas            *
----------------------------------------------------------------------------------------------------------------------------------
191.  Managed Pharmacy Benefits, Inc.                             Missouri           *
----------------------------------------------------------------------------------------------------------------------------------
192.  Medcon S.A.                                                Luxembourg          *
----------------------------------------------------------------------------------------------------------------------------------
193.  Medical Diagnostic Leasing, Inc.                            Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
194.  Medical Education Systems, Inc.                             Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
195.  Medical Media Communications, Inc.                          Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
196.  Medicine Shoppe Capital Corporation                          Nevada            *
----------------------------------------------------------------------------------------------------------------------------------
197.  Medicine Shoppe International, Inc.                         Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
198.  Medicine Shoppe Internet, Inc.                              Missouri           *
----------------------------------------------------------------------------------------------------------------------------------
199.  MediQual Systems, Inc.                                      Delaware           *
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
200.  Meditrol Automation Systems, Inc.                             Texas            *
----------------------------------------------------------------------------------------------------------------------------------
201.  Meditrol, Inc.                                               Nevada            *
----------------------------------------------------------------------------------------------------------------------------------
202.  Mesa MRI, JV                                                  Texas            *
----------------------------------------------------------------------------------------------------------------------------------
203.  Moresville, Limited                                      United Kingdom        -       Cardinal Heath, Inc. indirectly
                                                                                     owns 50%
----------------------------------------------------------------------------------------------------------------------------------
204.  Mountain View MRI, JV                                         Texas            *
----------------------------------------------------------------------------------------------------------------------------------
205.  MRI Equipment Partners, Ltd.                                  Texas            -       Cardinal Health, Inc. indirectly
                                                                                     owns 59.16%
----------------------------------------------------------------------------------------------------------------------------------
206.  MRI of Woodbridge, JV                                         Texas            *
----------------------------------------------------------------------------------------------------------------------------------
207.  Multi-Medica S.A.                                            Belgium           *
----------------------------------------------------------------------------------------------------------------------------------
208.  NewHealthCo LLC                                             Delaware           -       Cardinal Health, Inc. owns
                                                                                     31.029%
----------------------------------------------------------------------------------------------------------------------------------
209.  Orange County Regional PET Center-Irvine, LLC              California          -       Cardinal Health, Inc. indirectly
                                                                                     owns 50%
----------------------------------------------------------------------------------------------------------------------------------
210.  Owen Healthcare Building, Inc.                                Texas            *
----------------------------------------------------------------------------------------------------------------------------------
211.  Owen Shared Services, Inc.                                    Texas            *
----------------------------------------------------------------------------------------------------------------------------------
212.  PCI Holdings (UK) Co.                                    United Kingdom        *
----------------------------------------------------------------------------------------------------------------------------------
213.  PCI/Acquisition III, Inc.                                   Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
214.  Pharmaceutical and Diagnostic Services, Inc.                  Utah             -       Cardinal Health, Inc. indirectly
                                                                                     owns 50%
----------------------------------------------------------------------------------------------------------------------------------
215.  Pharmacy Automated Systems Incorporated Sdn Bhd             Malaysia           -       Amend: Cardinal Health, Inc.
                                                                                     indirectly owns 5%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
216.  Pharmacy Operations of New York, Inc.                       New York           *
----------------------------------------------------------------------------------------------------------------------------------
217.  Pharmacy Operations, Inc.                                   Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
218.  Pharmatopes (Proprietary) Limited                         South Africa         *
----------------------------------------------------------------------------------------------------------------------------------
219.  Phillipi Holdings, Inc.                                       Ohio             *
----------------------------------------------------------------------------------------------------------------------------------
220.  Phoenix Regional PET Center-Thunderbird,                     Arizona           -       Cardinal Health, Inc. indirectly
      LLC                                                                            owns 50%
----------------------------------------------------------------------------------------------------------------------------------
221.  PhR Staffing, Inc.                                            Texas            *
----------------------------------------------------------------------------------------------------------------------------------
222.  Physicians Purchasing, Inc.                                  Nevada            *
----------------------------------------------------------------------------------------------------------------------------------
223.  Pinnacle Intellectual Property Services                      Nevada            *
      International, Inc.
----------------------------------------------------------------------------------------------------------------------------------
224.  Pinnacle Intellectual Property Services, Inc.                Nevada            *
----------------------------------------------------------------------------------------------------------------------------------
225.  Princeton Diagnostic Isotopes, Inc.                       West Virginia        *
----------------------------------------------------------------------------------------------------------------------------------
226.  Productos Urologos de Mexico S.A. de C.V                     Mexico            *
----------------------------------------------------------------------------------------------------------------------------------
227.  Professional Health-Care Resources, Inc.                      Texas            *
----------------------------------------------------------------------------------------------------------------------------------
228.  Pyxis Funding II, LLC                                       Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
229.  Pyxis Funding, LLC                                          Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
230.  Quiroproductos de Cuauhtemoc S.A. de C.V.                    Mexico            *
----------------------------------------------------------------------------------------------------------------------------------
231.  R. P. Scherer Limited                                    United Kingdom        *
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
232.  R.P. Scherer (Europe) AG                                   Switzerland         *
----------------------------------------------------------------------------------------------------------------------------------
233.  R.P. Scherer (Spain) S.A.                                     Spain            *
----------------------------------------------------------------------------------------------------------------------------------
234.  R.P. Scherer Argentina S.A.I.C.                             Argentina          *
----------------------------------------------------------------------------------------------------------------------------------
235.  R.P. Scherer DDS B.V.                                      Netherlands         *
----------------------------------------------------------------------------------------------------------------------------------
236.  R.P. Scherer Egypt                                            Egypt            -       Cardinal Health, Inc. indirectly
                                                                                     owns 10%
----------------------------------------------------------------------------------------------------------------------------------
237.  R.P. Scherer GmbH & Co. KG                                   Germany           *
----------------------------------------------------------------------------------------------------------------------------------
238.  R.P. Scherer Holdings II Limited                         United Kingdom        *
----------------------------------------------------------------------------------------------------------------------------------
239.  R.P. Scherer Holdings Limited                            United Kingdom        *
----------------------------------------------------------------------------------------------------------------------------------
240.  R.P. Scherer Holdings Pty. Ltd.                             Australia          *
----------------------------------------------------------------------------------------------------------------------------------
241.  R.P. Scherer Inc.                                          New Jersey          *
----------------------------------------------------------------------------------------------------------------------------------
242.  R.P. Scherer Production S.A.                                 France            *
----------------------------------------------------------------------------------------------------------------------------------
243.  R.P. Scherer S.A.                                            France            *
----------------------------------------------------------------------------------------------------------------------------------
244.  R.P. Scherer S.p.A.                                           Italy            *
----------------------------------------------------------------------------------------------------------------------------------
245.  R.P. Scherer Technologies, Inc.                              Nevada            *
----------------------------------------------------------------------------------------------------------------------------------
246.  R.P. Scherer Verwaltungs GmbH                                Germany           o        Cardinal Health, Inc. indirectly
                                                                                     owns 51%
----------------------------------------------------------------------------------------------------------------------------------
247.  Radiopharmacy of Boise, Inc.                                Delaware           *
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
248.  Radiopharmacy of Lafayette, Inc.                            Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
249.  Radiopharmacy of Northern California, Inc.                 California          *
----------------------------------------------------------------------------------------------------------------------------------
250.  Ransdell Surgical, Inc.                                     Kentucky           *
----------------------------------------------------------------------------------------------------------------------------------
251.  Riverside MRI, JV                                             Texas            *
----------------------------------------------------------------------------------------------------------------------------------
252.  RPS Technical Services, Inc.                                Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
253.  R(x)ealTIME, Inc.                                            Nevada            *
----------------------------------------------------------------------------------------------------------------------------------
254.  Sacramento High Field OPEN MRI, LLC                        California          -        Cardinal Health, Inc. indirectly
                                                                                     owns 51%
----------------------------------------------------------------------------------------------------------------------------------
255.  San Fernando Valley Regional PET Center, LLC               California          -        Cardinal Health, Inc. indirectly
                                                                                     owns 50%
----------------------------------------------------------------------------------------------------------------------------------
256.  Santa Cruz Comprehensive Imaging LLC                       California          -        Cardinal Health, Inc. indirectly
                                                                                     owns 57%
----------------------------------------------------------------------------------------------------------------------------------
257.  Santa Maria MRI, LLC                                       California          -        Cardinal Health, Inc. indirectly
                                                                                     owns 50%
----------------------------------------------------------------------------------------------------------------------------------
258.  Scela, Inc.                                                 Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
259.  Scherer DDS Limited                                      United Kingdom        *
----------------------------------------------------------------------------------------------------------------------------------
260.  Shanghai Syncor Pharmaceutical Co., Ltd.                      China            -        Cardinal Health, Inc. indirectly
                                                                                     owns 83.67%
----------------------------------------------------------------------------------------------------------------------------------
261.  Sierra Radiopharmacy, LLC                                    Nevada            -        Cardinal Health, Inc. indirectly
                                                                                     owns 51%
----------------------------------------------------------------------------------------------------------------------------------
262.  SOS Medical System S.A.R.L.                                  France            *
----------------------------------------------------------------------------------------------------------------------------------
263.  Source Medical Corporation                                   Canada            -        Cardinal Health, Inc. indirectly
                                                                                     owns 50% of common shares & 100% of
                                                                                     preferred share (1 share)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
264.  STI Deutschland GmbH Surgical                                Germany           *
      Technologies
----------------------------------------------------------------------------------------------------------------------------------
265.  Strategic Implications International, Inc.                  Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
266.  Supplyline Technologies Limited                              Ireland           *
----------------------------------------------------------------------------------------------------------------------------------
267.  Surgical Technologies B.V.                                 Netherlands         *
----------------------------------------------------------------------------------------------------------------------------------
268.  Surgi-Tech Europa Divisione Surgi-Tech Italia SRL             Italy            *
----------------------------------------------------------------------------------------------------------------------------------
269.  Syncor (Nanjing) Medical Science Company, Ltd.                China            *
----------------------------------------------------------------------------------------------------------------------------------
270.  Syncor (Nanjing) Medical Science Company,                     China            *
      Ltd. Beijing Branch
      Branch of Syncor (Nanjing)
----------------------------------------------------------------------------------------------------------------------------------
271.  Syncor (Trinidad & Tobago) Unlimited                    Trinidad & Tobago      *
----------------------------------------------------------------------------------------------------------------------------------
272.  Syncor Advanced Isotopes, LLC                               Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
273.  Syncor Australia Pty Ltd.                                   Australia          *
----------------------------------------------------------------------------------------------------------------------------------
274.  Syncor Belgium SPRL                                          Belgium           *
----------------------------------------------------------------------------------------------------------------------------------
275.  Syncor Cardiology Services, LLC                             Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
276.  Syncor de Colombia Ltda.                                    Colombia           *
----------------------------------------------------------------------------------------------------------------------------------
277.  Syncor de Mexico S. de R.L. de C.V.                          Mexico            *
----------------------------------------------------------------------------------------------------------------------------------
278.  Syncor Diagnostics Bakersfield, LLC                        California          *
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
279.  Syncor Diagnostics Dallas, LLC                                Texas            *
----------------------------------------------------------------------------------------------------------------------------------
280.  Syncor Diagnostics Encino, LLC                             California          *
----------------------------------------------------------------------------------------------------------------------------------
281.  Syncor Diagnostics Fullerton LLC                           California          *
----------------------------------------------------------------------------------------------------------------------------------
282.  Syncor Diagnostics Laguna Hills LLC                        California          *
----------------------------------------------------------------------------------------------------------------------------------
283.  Syncor Diagnostics Plano, LLC                                 Texas            *
----------------------------------------------------------------------------------------------------------------------------------
284.  Syncor Diagnostics Sacramento LLC                          California          *
----------------------------------------------------------------------------------------------------------------------------------
285.  Syncor do Brasil Ltda.                                       Brazil            *
----------------------------------------------------------------------------------------------------------------------------------
286.  Syncor Financing Corporation                                Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
287.  Syncor Guyana Inc.                                           Guyana            *
----------------------------------------------------------------------------------------------------------------------------------
288.  Syncor Hong Kong Limited                                    Hong Kong          *
----------------------------------------------------------------------------------------------------------------------------------
289.  Syncor International (Thailand) Co., Ltd.                   Thailand           *
----------------------------------------------------------------------------------------------------------------------------------
290.  Syncor Italy s.r.l.                                           Italy            *
----------------------------------------------------------------------------------------------------------------------------------
291.  Syncor Korea, Inc.                                         South Korea         *
----------------------------------------------------------------------------------------------------------------------------------
292.  Syncor Midland, Inc.                                          Texas            *
----------------------------------------------------------------------------------------------------------------------------------
293.  Syncor New Zealand Limited                                 New Zealand         *
----------------------------------------------------------------------------------------------------------------------------------
294.  Syncor Overseas Ltd.                                 British Virgin Islands    *
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
295.  Syncor Pharmaceuticals, Inc.                                Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
296.  Syncor Philippines, Inc.                                   Philippines         *
----------------------------------------------------------------------------------------------------------------------------------
297.  Syncor Radiation Management, LLC                            Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
298.  Syncor Radiofarmacos, S.L.                                    Spain            *
----------------------------------------------------------------------------------------------------------------------------------
299.  Syncor St. Lucia, Inc.                                     Saint Lucia         *
----------------------------------------------------------------------------------------------------------------------------------
300.  Syncor Taiwan, Inc.                                          Taiwan            *
----------------------------------------------------------------------------------------------------------------------------------
301.  Syncor Trinidad & Tobago                                Trinidad & Tobago      *
      (Branch of Syncor Overseas)
----------------------------------------------------------------------------------------------------------------------------------
302.  Syncor Unidad Central de Radiofarmacia de                     Spain            -        Cardinal Health, Inc. indirectly
      Galicia, S.L.                                                                  owns 70%
----------------------------------------------------------------------------------------------------------------------------------
303.  Syncor-Caribe                                              Puerto Rico         *
----------------------------------------------------------------------------------------------------------------------------------
304.  TME Arizona, Inc.                                             Texas            *
----------------------------------------------------------------------------------------------------------------------------------
305.  Unipack, Ltd.                                            United Kingdom        *
----------------------------------------------------------------------------------------------------------------------------------
306.  Valencia MRI, LLC                                          California          -        Cardinal Health, Inc. indirectly
                                                                                     owns 50%
----------------------------------------------------------------------------------------------------------------------------------
307.  Vallejo Open MRI, LLC                                      California          -        Cardinal Health, Inc. indirectly
                                                                                     owns 50%
----------------------------------------------------------------------------------------------------------------------------------
308.  Virginia Imaging Center, LLC                                Virginia           -        Cardinal Health, Inc. indirectly
                                                                                     owns 90%
----------------------------------------------------------------------------------------------------------------------------------
309.  Vistant Corporation                                         Delaware           *
----------------------------------------------------------------------------------------------------------------------------------
310.  Vistant Holdings, Inc.                                       Nevada            *
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF OWNERSHIP BY
                                                                                                 CARDINAL HEALTH, INC.
                                                                                      (*Unless otherwise indicated, the ownership
                                                            STATE / JURISDICTION OF     shall be directly or indirectly 100% owned
NO.               SUBSIDIARY NAME                                INCORPORATION                   by Cardinal Health, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
311.  West Texas Nuclear Pharmacy Partners                          Texas            -       Cardinal Health, Inc. indirectly
                                                                                     owns 50%
----------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 1

                                    CONTINUED

                              SUBSIDIARY BORROWERS

                         None as of the Effective Date.

                                   SCHEDULE 3

                    EUROCURRENCY PAYMENT OFFICES OF THE AGENT

Currency                                    Eurocurrency Payment Office
---------                                   ---------------------------
Dollars                                     Bank One, NA

                                            Chicago, Illinois

British Pounds Sterling                     Bank One, NA

                                            London Branch

Euros                                       Bank One, NA

                                            London Branch

                                   SCHEDULE 4

                              LENDING INSTALLATIONS

          Lender                               Floating Rate Loans                Eurocurrency Loans (list all)
          ------                               -------------------                 -----------------
Bank One, NA                             Bank One, NA, Chicago, Illinois        Bank One, NA, Chicago, Illinois

                                                                                Bank  One, NA, London  Branch
                                                                                (for Multicurrency Loans)

Bank of America, N.A.                    Bank of America, N.A.                  Bank of America, N.A.

Deutsche Bank AG New York                Deutsche Bank AG New York              Deutsche Bank AG New York
Branch                                   Branch                                 Branch

Barclays Bank PLC                        Barclays Bank PLC                      Barclays Bank PLC

Wachovia Bank, National                  Wachovia Bank, National Association    Wachovia Bank, National Association
Association

Credit Suisse First Boston, acting       Credit Suisse First Boston, acting     Credit Suisse First Boston, acting
through its Cayman Islands               through its Cayman Islands             through its Cayman Islands
Branch                                   Branch                                 Branch

UBS AG Cayman Islands Branch             UBS AG Cayman Islands Branch           UBS AG Cayman Islands Branch

The Bank of Tokyo-Mitsubishi.,           The Bank of Tokyo-Mitsubishi, LTD.,    The Bank of Tokyo-Mitsubishi,
LTD., Chicago Branch                     Chicago Branch                         LTD., Chicago Branch

Fleet National Bank                      Fleet National Bank                    Fleet National Bank

The Bank of Nova Scotia                  The Bank of Nova Scotia                The Bank of Nova Scotia

SunTrust Bank                            SunTrust Bank                          SunTrust Bank

PNC Bank, National Association           PNC Bank, National Association         PNC Bank, National Association

National City Bank                       National City Bank                     National City Bank

Banco Bilbao Vizcaya Argentaria          Banco Bilbao Vizcaya Argentaria S.A.   Banco Bilbao Vizcaya Argentaria S.A.
S.A.

Banca Intesa S.P.A.                      Banca Intesa S.P.A.                    Banca Intesa S.P.A.

The Bank of New York                     The Bank of New York                   The Bank of New York

ABN AMRO Bank N.V.                       ABN AMRO Bank N.V.                     ABN AMRO Bank N.V.

Fifth Third Bank (Central Ohio)          Fifth Third Bank (Central Ohio)        Fifth Third Bank (Central Ohio)

U.S. Bank National Association           U.S. Bank National Association         U.S. Bank National Association

Allied Irish Banks p.l.c.                Allied Irish Banks p.l.c.              Allied Irish Banks p.l.c.

Credit Lyonnais-S.A.                     Credit Lyonnais-S.A.                   Credit Lyonnais-S.A.

                                   SCHEDULE 5

                          ALTERNATE CURRENCY COMMITMENT

           No Alternate Currency Commitments as of the Effective Date.

                                   SCHEDULE 6

                            MULTICURRENCY COMMITMENT

                                   Commitments

            Lender                           Multi Currency                Dollar
            ------                           --------------                ------
Bank One, NA                                  $ 25,000,000            $  42,500,000

Bank of America, N.A.                         $ 25,000,000            $  33,750,000

Deutsche Bank AG New York Branch              $ 25,000,000            $  33,750,000

Barclays Bank PLC                             $ 25,000,000            $  33,750,000

Wachovia Bank, National Association           $          0            $  58,750,000

Credit Suisse First Boston                    $          0            $  58,750,000

UBS AG Cayman Islands Branch                  $          0            $  58,750,000

The Bank of Tokyo-Mitsubishi, Ltd.            $          0            $  50,000,000

Fleet National Bank                           $          0            $  50,000,000

The Bank of Nova Scotia                       $          0            $  42,500,000

SunTrust Bank                                 $          0            $  32,500,000

PNC Bank, National Association                $          0            $  32,500,000

National City Bank                            $          0            $  25,000,000

Banco Bilbao Vizcaya Argentaria S.A.          $          0            $  15,000,000

Banca Intesa S.p.A.                           $          0            $  15,000,000

The Bank of New York                          $          0            $  15,000,000

ABN AMRO Bank N.V.                            $          0            $  12,500,000

Fifth Third Bank (Central Ohio)               $          0            $  12,500,000

U.S. Bank National Association                $          0            $  12,500,000

Allied Irish Banks p.l.c.                     $          0            $   7,500,000

Credit Lyonnais                               $          0            $   7,500,000

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

                                   SCHEDULE 7

                        LITIGATION/CONTINGENT OBLIGATIONS

Those litigation/contingent liabilities items disclosed in Part II, Item I of the Company's Form 10-Q for the quarter ended December 31, 2002 filed with the Securities and Exchange Commission on February 14, 2003.

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

                                   SCHEDULE 8

                PERSONS AUTHORIZED TO GIVE TELEPHONE INSTRUCTIONS

         Donna Brandin, SVP and Treasurer
         Alex Choi, VP and Asst. Treasurer
         Jared Poff, Director - Finance and Investments

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